Exhibit 10.39

SALE, PURCHASE AND ESCROW AGREEMENT (PROPERTY POOL B)

BETWEEN

GRE Carlton Plaza LP, a Delaware limited partnership

Tustin-Michelle Partners LLC, a Delaware limited liability company

GRE Warner Desoto LLC, a Delaware limited liability company

GRE Warner Califa LLC, a Delaware limited liability company

GRE Warner Canoga LLC, a Delaware limited liability company

GRE Empire Towers Four LLC, a Delaware limited liability company

GRE Foothill LLC, a Delaware limited liability company

GRE Mira Mesa LLC, a Delaware limited liability company

(collectively, Sellers)

AND

PACIFIC OFFICE MANAGEMENT, INC. (Purchaser)

AND

FIRST AMERICAN TITLE INSURANCE COMPANY (Escrow Agent)

i

4.2	Seller’s Deliveries		13
	4.2.1	Deed	14
	4.2.2	Bill of Sale, Assignment and Assumption and Seller Space Lease	14
	4.2.3	FIRPTA Affidavit	14
	4.2.4	Closing Statement	14
	4.2.5	Closing Documents	14
	4.2.6	Cash – Prorations	15
	4.2.7	California Form 593-C	15
	4.2.8	Owner’s Affidavit	15
	4.2.9	Assumption Documents	15
4.3	Failure to Deliver		15

ARTICLE V INVESTIGATION OF PROPERTY			15
5.1	Delivery of Documents		15
	5.1.1	Preliminary Title Report	15
	5.1.2	Natural Hazard Disclosure Reports	15
5.2	Physical Inspection of Property		15
5.3	Due Diligence Period		15
	5.3.1	Title and Survey	16
	5.3.2	General Investigation	16
5.4	Loan Assumption		16
	5.4.1	Description of Loans	16
	5.4.2	Consent of Lender	17
	5.4.3	Costs and Fees	18
	5.4.4	Election to Payoff	19
5.5	Effect of Termination		19
5.6	No Obligation to Cure		19

ARTICLE VI THE CLOSING			19
6.1	Date and Manner of Closing		19
6.2	First Purchaser Extension		20
6.3	Extension Period		20

ARTICLE VII PRORATION, FEES, COSTS AND ADJUSTMENTS			20
7.1	Prorations		20
7.2	Seller’s Closing Costs		24
7.3	Purchaser’s Closing Costs		24

ARTICLE VIII DISTRIBUTION OF FUNDS AND DOCUMENTS			25
8.1	Delivery of the Purchase Price		25
8.2	Space Lease		25
8.3	Other Monetary Disbursements		25
8.4	Recorded Documents		25
8.5	Documents to Purchaser		25
8.6	Documents to Seller		26
8.7	All Other Documents		26

ARTICLE IX RETURN OF DOCUMENTS AND FUNDS UPON TERMINATION			26
9.1	Return of Seller’s Documents		26
9.2	Return of Purchaser’s Documents		26
9.3	Deposit		27
9.4	Disbursement of Deposit		27
9.5	No Effect on Rights of Parties; Survival		27

ARTICLE X DEFAULT			27
10.1	Seller’s Remedies		27
10.2	Cross-Default		30
10.3	Purchaser’s Remedies		30

ARTICLE XI REPRESENTATIONS AND WARRANTIES			31
11.1	Seller’s Warranties and Representations		31
	11.1.1	No Broker	32
	11.1.2	Organization	32
	11.1.3	Power and Authority	32
	11.1.4	Proceedings	32
	11.1.5	Contravention	33
	11.1.6	Compliance	33
	11.1.7	Employees	33
	11.1.8	Leases	33
	11.1.9	Due Diligence Materials	33
	11.1.10	Litigation	33
	11.1.11	Patriot Act	33
	11.1.12	Patriot Act Notice	34
	11.1.13	Investment	34
	11.1.14	Loan Documents	35
11.2	Purchaser’s Warranties and Representations		35
	11.2.1	No Broker	35
	11.2.2	Power and Authority	35
	11.2.3	Independent Investigation	35
	11.2.4	Purchaser Reliance	35
	11.2.5	Patriot Act	36
	11.2.6	Patriot Act Notice	36
11.3	No Other Warranties and Representations		36
	11.3.1	No Environmental Representations	37
	11.3.2	Release of Claims	37

ARTICLE XII CASUALTY AND CONDEMNATION			40
12.1	Single Real Property		40
12.2	Multiple Real Properties		40
12.3	Non-Material Portion		41

ARTICLE XIII CONDUCT PRIOR TO CLOSING			41
13.1	Conduct		41

13.2	Actions Prohibited	42
13.3	New Leases and Contracts and Pre-Closing Notices	42
13.4	Confidentiality	43
13.5	Right to Cure	43
13.6	Contract Cancellation	44
13.7	Purchaser Covenant	44

ARTICLE XIV NOTICES		45

ARTICLE XV TRANSFER OF POSSESSION		46
15.1	Transfer of Possession	46
15.2	Delivery of Documents at Closing	46

ARTICLE XVI GENERAL PROVISIONS		47
16.1	Captions	47
16.2	Exhibits	47
16.3	Entire Agreement	47
16.4	Modification	47
16.5	Attorneys’ Fees	47
16.6	Governing Law	47
16.7	Time of Essence	47
16.8	Survival of Warranties	47
16.9	Assignment by Purchaser	48
16.10	Severability	48
16.11	Successors and Assigns	49
16.12	Interpretation	49
16.13	Counterparts	49
16.14	Recordation	49
16.15	Limitation on Liability	49
16.16	Business Day	49
16.17	Waiver of Jury Trial	50
16.18	Exchange Cooperation	50
16.19	Seller Requirements	50

ARTICLE XVII ESCROW AGENT DUTIES AND DISPUTES		51
17.1	Other Duties of Escrow Agent	51
17.2	Disputes	51
17.3	Reports	51
17.4	Option Consideration	52

EXHIBITS

EXHIBIT A	--	Description of Land
Exhibit A-1		--	Carlton Plaza Real Property
Exhibit A-2		--	Toshiba Real Property
Exhibit A-3		--	Warner Real Property
Exhibit A-4		--	Empire IV Real Property
Exhibit A-5		--	Foothill Real Property
Exhibit A-6		--	Alta Sorrento Real Property
EXHIBIT B	--	Personal Property
Exhibit B-1		--	Carlton Plaza Personal Property
Exhibit B-2		--	Toshiba Personal Property
Exhibit B-3		--	Warner Personal Property
Exhibit B-4		--	Empire IV Personal Property
Exhibit B-5		--	Foothill Personal Property
Exhibit B-6		--	Alta Sorrento Personal Property
EXHIBIT C	--	Description of Argus Runs
EXHIBIT D	--	Allocation of Values
EXHIBIT E	--	Form of Bill of Sale
EXHIBIT F	--	Form of Deed
EXHIBIT G	--	FIRPTA Affidavit
EXHIBIT H	--	Form of Owner’s Title Affidavit
EXHIBIT I	--	Due Diligence Materials
EXHIBIT J	--	Intentionally Omitted
EXHIBIT K	--	Seller and Purchaser Knowledge Parties
EXHIBIT L	--	Form of Assignment and Assumption Agreement
EXHIBIT M	--	Form of Tenant Estoppel
EXHIBIT N	--	Intentionally Omitted
EXHIBIT O	--	Sellers’ Disclosures
EXHIBIT P	--	SEC Requirements
EXHIBIT Q	--	Form of Audit Letter

Schedule 5.4		Loans and Loan Documents

v

INDEX OF DEFINED TERMS

Term	Section

Acceptable Assumption Documents	5.4.2
Access Agreement	5.2
Adviser	11.1.1
Allocation of Values	2.1
Alta Sorrento Improvements	1.1.1(vi)
Alta Sorrento Intangible Property	1.1.4(vi)
Alta Sorrento Land	1.1.1(vi)
Alta Sorrento Lender	5.4.1(f)
Alta Sorrento Loan	5.4.1(f)
Alta Sorrento Loan Documents	5.4.1(f)
Alta Sorrento Personal Property	1.1.2(vi)
Alta Sorrento Property	1.2
Alta Sorrento Real Property	1.1.1(vi)
Alta Sorrento Seller	Introduction
Alta Sorrento Space Leases	1.1.3(vi)
Alta Sorrento Tenants	1.1.3(vi)
Assignment & Assumption	4.1.2
Assumed Loans	3.1.6
Base Rent Amount	8.2
Bill of Sale	4.1.2
Broker	11.1.1
California Form 593-C	4.2.7
Carlton Plaza Improvements	1.1.1(i)
Carlton Plaza Intangible Property	1.1.4(i)
Carlton Plaza Land	1.1.1(i)
Carlton Plaza Lender	5.4.1(a)
Carlton Plaza Loan	5.4.1(a)
Carlton Plaza Loan Documents	5.4.1(a)
Carlton Plaza Personal Property	1.1.2(i)
Carlton Plaza Property	1.2
Carlton Plaza Real Property	1.1.1(i)
Carlton Plaza Seller	Introduction
Carlton Plaza Space Leases	1.1.3(i)
Carlton Plaza Tenants	1.1.3(i)
Closing	6.1
Common Equity B Portion	2.1.4
Common Stock	2.1.4
Common Stock Follow-on Offering	2.1.4
Contracts	13.3
Cure	5.3
Deed	4.2.1
Delinquent Revenues	7.1(a)(i)

Deposit	2.1.2
Due Diligence Period Expiration Date	5.3
Empire IV Improvements	1.1.1(iv)
Empire IV Intangible Property	1.1.4(iv)
Empire IV Land	1.1.1(iv)
Empire IV Lender	5.4.1(d)
Empire IV Loan	5.4.1(d)
Empire IV Loan Documents	5.4.1(d)
Empire IV Personal Property	1.1.2(iv)
Empire IV Property	1.2
Empire IV Real Property	1.1.1(iv)
Empire IV Seller	Introduction
Empire IV Space Leases	1.1.3(iv)
Empire IV Tenants	1.1.3(iv)
Escrow Agent	Introduction
Extension Period	6.3
Final Closing Date	6.1
Financial Statements	Exhibit I
First Purchaser Extension	6.2
First Purchaser Extension Payment	6.2
Foothill Improvements	1.1.1(v)
Foothill Intangible Property	1.1.4(v)
Foothill Land	1.1.1(v)
Foothill Lender	5.4.1(e)
Foothill Loan	5.4.1(e)
Foothill Loan Documents	5.4.1(e)
Foothill Personal Property	1.1.2(v)
Foothill Property	1.2
Foothill Real Property	1.1.1(v)
Foothill Seller	Introduction
Foothill Space Leases	1.1.3(v)
Foothill Tenants	1.1.3(v)
Improvements	1.1.1
Initial Deposit	2.1.1
Informational Materials	11.1.13
Intangible Properties	1.1.4
Land	1.1
Leasing Commissions	7.1(c)
Lender/Lenders	5.4.1
Limitation Period	10.2
Lists	11.1.11(2)(a)
Loan(s)	5.4.1
Loan Documents	5.4.1
Loan Assumption Condition	3.1.6
Maximum Liability Cap	16.15

Note(s)	5.4.1
Option Consideration	17.4
OFAC	11.1.11(1)
Order(s)	11.1.11(1)
Permits and Entitlements	1.1.4(i)
Permitted Encumbrances	4.2.1
Personal Property(ies)	1.1.2
Plus LLC	1.3
Pre-Closing Property Expense Reconciliation	7.1(b)(i)
Proration Date	7.1(a)
Property(ies)	1.2
Property Pool A Agreement	1.3
Property Pool B	1.2
Property Expense Reconciliation	7.1(b)(ii)
Property Expense Reimbursement Shortfall	7.1(b)(iii)
Property Expense Reimbursement Surplus	7.1(b)(iii)
Property Expenses	7.1(b)
Proprietary Information	13.4
Public Reporting Entities	16.19
Purchase Price	2.1
Purchaser	Introduction
Purchaser’s Action	10.1
Purchaser’s Notice to Proceed	5.3.2
Real Property(ies)	1.1.1
Reconciliation Period	7.1(b)
REIT	2.1.4
Removal Notice	12.3
Rent Roll	Section 1.1.3
Revenues	7.1(a)(i)
SEC	16.19
Second Deposit	2.1.2
Securities Act	11.1.13
Security Deposits	1.1.3(i)
Seller	Introduction
Seller’s Change Notice	11.1
Seller Parties	16.15
Sellers Closing Documents	11.3
Shares	11.1.13
Space Leases	1.1.3
Survey	4.2.1
Taxes	7.1(a)(iii)
Tenants	1.1.3(i)
Tenant Estoppel Certificate	3.1.5
Tenant Inducement Costs	7.1(c)
Title Company	3.1.3

Title Objections	5.3.1
Title Policy	3.1.3
Title Report	5.1.1
Toshiba Improvements	1.1.1(ii)
Toshiba Intangible Property	1.1.4(ii)
Toshiba Land	1.1.1(ii)
Toshiba Lender	5.4.1(b)
Toshiba Loan	5.4.1(b)
Toshiba Loan Documents	5.4.1(b)
Toshiba Personal Property	1.1.2(ii)
Toshiba Property	1.2
Toshiba Real Property	1.1.1(ii)
Toshiba Seller	Introduction
Toshiba Space Leases	1.1.3(ii)
Toshiba Tenants	1.1.3(ii)
Warner Califa	Introduction
Warner Canoga	Introduction
Warner Desoto	Introduction
Warner Intangible Property	1.1.4(iii)
Warner Improvements	1.1.1(iii)
Warner Land	1.1.1(iii)
Warner Lender	5.4.1(c)
Warner Loan	5.4.1(c)
Warner Loan Documents	5.4.1(c)
Warner Personal Property	1.1.2(iii)
Warner Property	1.2)
Warner Real Property	1.1.1(iii)
Warner Seller	Introduction
Warner Space Leases	1.1.3(iii)
Warner Tenants	1.1.3(iii)

SALE, PURCHASE AND ESCROW AGREEMENT (PROPERTY POOL B)

This Agreement, dated as of August 13, 2010, is made by and among GRE Carlton Plaza LP, a Delaware limited partnership (“Carlton Plaza Seller”), Tustin-Michelle Partners LLC, a Delaware limited liability company (“Toshiba Seller”), GRE Warner Desoto LLC, a Delaware limited liability company (“Warner Desoto”), GRE Warner Califa LLC, a Delaware limited liability company (“Warner Califa”), GRE Warner Canoga LLC, a Delaware limited liability company (“Warner Canoga” and with Warner Desoto and Warner Califa, collectively, “Warner Seller”), GRE Empire Towers Four LLC, a Delaware limited liability company (“Empire IV Seller”), GRE Foothill LLC, a Delaware limited liability company (“Foothill Seller”), GRE Mira Mesa LLC, a Delaware limited liability company (“Alta Sorrento Seller” and with Carlton Plaza Seller, Toshiba Seller, Warner Seller, Empire IV Seller, and Foothill Seller, each individually a “Seller” and, collectively, “Sellers”), and Pacific Office Management, Inc., a Delaware corporation (“Purchaser”) and constitutes (i) a contract of sale and purchase between the parties and (ii) an escrow agreement among Seller, Purchaser and First American Title Insurance Company (“Escrow Agent”), the consent of which appears at the end hereof.

ARTICLE I

RECITALS

1.1    Purchase and Sale.    Subject to the terms and provisions hereof, each Seller agrees, with respect to the portion of Property Pool B (as defined below) owned by such Seller, to sell to Purchaser, and Purchaser agrees to purchase:

1.1.1    Real Property.    Fee simple title to each of the following:

(i)    that certain land described in Exhibit A-1 (the “Carlton Plaza Land”), together with all improvements located thereon (the “Carlton Plaza Improvements”) known as Carlton Plaza and located in Woodland Hills, California, together with all of the Carlton Plaza Seller’s right, title and interest in, to and under: (1) all easements, rights-of-way, development rights, entitlements, air rights and appurtenances relating or appertaining to the Carlton Plaza Land and/or the Carlton Plaza Improvements; (2) all water wells, streams, creeks, ponds, lakes, detention basins and other bodies of water in, on or under the Carlton Plaza Land, whether such rights are riparian, appropriative, prospective or otherwise, and all other water rights applicable to the Carlton Plaza Land and/or the Carlton Plaza Improvements; (3) all sewer, septic and waste disposal rights and interests applicable or appurtenant to or used in connection with the Carlton Plaza Land and/or the Carlton Plaza Improvements; (4) all minerals, oil, gas and other hydrocarbons located in, on or under the Carlton Plaza Land, together with all rights to surface or subsurface entry; and (5) all streets, roads, alleys or other public ways adjoining or serving the Carlton Plaza Land, including any land lying in the bed of any street, road, alley or other public way, open or proposed, and any strips, gaps, gores, culverts and rights of way adjoining or serving the Carlton Plaza Land (collectively, the “Carlton Plaza Real Property”);

(ii)    that certain land described in Exhibit A-2 (the “Toshiba Land”), together with all improvements located thereon (the “Toshiba Improvements”) known as the Toshiba Building and located in Tustin, California, together with all of the Toshiba Seller’s right, title and interest in, to and under: (1) all easements, rights-of-way, development rights, entitlements, air rights and appurtenances relating or appertaining to the Toshiba Land and/or the Toshiba Improvements; (2) all water wells, streams, creeks, ponds, lakes, detention basins and other bodies of water in, on or under the Toshiba Land, whether such rights are riparian, appropriative, prospective or otherwise, and all other water rights applicable to the Toshiba Land and/or the Toshiba Improvements; (3) all sewer, septic and waste disposal rights and interests applicable or appurtenant to or used in connection with the Toshiba Land and/or the Toshiba Improvements; (4) all minerals, oil, gas and other hydrocarbons located in, on or under the Toshiba Land, together with all rights to surface or subsurface entry; and (5) all streets, roads, alleys or other public ways adjoining or serving the Toshiba Land, including any land lying in the bed of any street, road, alley or other public way, open or proposed, and any strips, gaps, gores, culverts and rights of way adjoining or serving the Toshiba Land, (collectively, the “Toshiba Real Property”);

(iii)    that certain land described in Exhibit A-3 (the “Warner Land”), together with all improvements located thereon (the “Warner Improvements”) known as Warner Center and located in Los Angeles, California, together with all of Warner Seller’s right, title and interest in, to and under: (1) all easements, rights-of-way, development rights, entitlements, air rights and appurtenances relating or appertaining to the Warner Land and/or the Warner Improvements; (2) all water wells, streams, creeks, ponds, lakes, detention basins and other bodies of water in, on or under the Warner Land, whether such rights are riparian, appropriative, prospective or otherwise, and all other water rights applicable to the Warner Land and/or the Warner Improvements; (3) all sewer, septic and waste disposal rights and interests applicable or appurtenant to or used in connection with the Warner Land and/or the Warner Improvements; (4) all minerals, oil, gas and other hydrocarbons located in, on or under the Warner Land, together with all rights to surface or subsurface entry; and (5) all streets, roads, alleys or other public ways adjoining or serving the Warner Land, including any land lying in the bed of any street, road, alley or other public way, open or proposed, and any strips, gaps, gores, culverts and rights of way adjoining or serving the Warner Land, (collectively, the “Warner Real Property”);

(iv)    that certain land described in Exhibit A-4 (the “Empire IV Land”), together with all improvements located thereon (the “Empire IV Improvements”) known as Empire Towers IV and located in Ontario, California, together with all of Empire IV Seller’s right, title and interest in, to and under: (1) all easements, rights-of-way, development rights, entitlements, air rights and appurtenances relating or appertaining to the Empire IV Land and/or the Empire IV Improvements; (2) all water wells, streams, creeks, ponds, lakes, detention basins and other bodies of water in, on or under the Empire IV Land, whether such rights are riparian, appropriative, prospective or otherwise, and all other water rights applicable to the Empire IV Land and/or the Empire IV Improvements; (3) all sewer, septic and waste disposal rights and interests applicable or appurtenant to or used in connection with the Empire IV Land and/or the Empire IV Improvements; (4) all minerals, oil, gas and other hydrocarbons located in, on or under the Empire IV Land, together with all rights to surface or subsurface entry; and (5) all streets, roads, alleys or other public ways adjoining or serving the Empire IV Land, including any land lying in the bed of any street, road, alley or other public way, open or proposed, and any strips, gaps, gores, culverts and rights of way adjoining or serving the Empire IV Land, (collectively, the “Empire IV Real Property”);

(v)    that certain land described in Exhibit A-5 (the “Foothill Land”), together with all improvements located thereon (the “Foothill Improvements”) known as Foothill and located in Lake Forest, California, together with all of Foothill Seller’s right, title and interest in, to and under: (1) all easements, rights-of-way, development rights, entitlements, air rights and appurtenances relating or appertaining to the Foothill Land and/or the Foothill Improvements; (2) all water wells, streams, creeks, ponds, lakes, detention basins and other bodies of water in, on or under the Foothill Land, whether such rights are riparian, appropriative, prospective or otherwise, and all other water rights applicable to the Foothill Land and/or the Foothill Improvements; (3) all sewer, septic and waste disposal rights and interests applicable or appurtenant to or used in connection with the Foothill Land and/or the Foothill Improvements; (4) all minerals, oil, gas and other hydrocarbons located in, on or under the Foothill Land, together with all rights to surface or subsurface entry; and (5) all streets, roads, alleys or other public ways adjoining or serving the Foothill Land, including any land lying in the bed of any street, road, alley or other public way, open or proposed, and any strips, gaps, gores, culverts and rights of way adjoining or serving the Foothill Land, (collectively, the “Foothill Real Property”); and

(vi)    that certain land described in Exhibit A-6 (the “Alta Sorrento Land”), together with all improvements located thereon (the “Alta Sorrento Improvements”) known as Alta Sorrento and located in San Diego, California, together with all of Alta Sorrento Seller’s right, title and interest in, to and under: (1) all easements, rights-of-way, development rights, entitlements, air rights and appurtenances relating or appertaining to the Alta Sorrento Land and/or the Alta Sorrento Improvements; (2) all water wells, streams, creeks, ponds, lakes, detention basins and other bodies of water in, on or under the Alta Sorrento Land, whether such rights are riparian, appropriative, prospective or otherwise, and all other water rights applicable to the Alta Sorrento Land and/or the Alta Sorrento Improvements; (3) all sewer, septic and waste disposal rights and interests applicable or appurtenant to or used in connection with the Alta Sorrento Land and/or the Alta Sorrento Improvements; (4) all minerals, oil, gas and other hydrocarbons located in, on or under the Alta Sorrento Land, together with all rights to surface or subsurface entry; and (5) all streets, roads, alleys or other public ways adjoining or serving the Alta Sorrento Land, including any land lying in the bed of any street, road, alley or other public way, open or proposed, and any strips, gaps, gores, culverts and rights of way adjoining or serving the Alta Sorrento Land, (the “Alta Sorrento Improvements”) known as Alta Sorrento Executive Center and located in Alta Sorrento, California (collectively, the “Alta Sorrento Real Property”).

The Carlton Plaza Land, the Toshiba Land, the Warner Land, the Empire IV Land, the Foothill Land, and the Alta Sorrento Land are hereinafter collectively referred to as the “Land.” The Carlton Plaza Improvements, the Toshiba Improvements, the Warner Improvements, the Empire

IV Improvements, the Foothill Improvements, and the Alta Sorrento Improvements are hereinafter collectively referred to as the “Improvements.” The Carlton Plaza Real Property, the Toshiba Real Property, the Warner Real Property, the Empire IV Real Property, the Foothill Real Property, and the Alta Sorrento Real Property are each individually referred to herein as a “Real Property” and collectively as the “Real Properties.”

1.1.2    Personal Property.    All right, title and interest of the applicable Seller to each of the following:

(i)    any and all equipment, facilities, machinery, tools, appliances, fixtures, furnishings, furniture, paintings, sculptures, art, inventories, supplies, computer equipment and systems, telephone equipment and systems, satellite dishes and related equipment and systems, security equipment and systems, fire prevention equipment and systems, and all other items of tangible personal property which are located on the Carlton Plaza Real Property, including, without limitation, those certain items described in Exhibit B-1 (collectively, the “Carlton Plaza Personal Property”).

(ii)    any and all equipment, facilities, machinery, tools, appliances, fixtures, furnishings, furniture, paintings, sculptures, art, inventories, supplies, computer equipment and systems, telephone equipment and systems, satellite dishes and related equipment and systems, security equipment and systems, fire prevention equipment and systems, and all other items of tangible personal property which are located on the Toshiba Real Property, including, without limitation, those certain items described in Exhibit B-2 (collectively, the “Toshiba Personal Property”).

(iii)    any and all equipment, facilities, machinery, tools, appliances, fixtures, furnishings, furniture, paintings, sculptures, art, inventories, supplies, computer equipment and systems, telephone equipment and systems, satellite dishes and related equipment and systems, security equipment and systems, fire prevention equipment and systems, and all other items of tangible personal property which are located on the Warner Real Property, including, without limitation, those certain items described in Exhibit B-3 (collectively, the “Warner Personal Property”).

(iv)    any and all equipment, facilities, machinery, tools, appliances, fixtures, furnishings, furniture, paintings, sculptures, art, inventories, supplies, computer equipment and systems, telephone equipment and systems, satellite dishes and related equipment and systems, security equipment and systems, fire prevention equipment and systems, and all other items of tangible personal property which are located on the Empire IV Real Property, including, without limitation, those certain items described in Exhibit B-4 (collectively, the “Empire IV Personal Property”).

(v)    any and all equipment, facilities, machinery, tools, appliances, fixtures, furnishings, furniture, paintings, sculptures, art, inventories, supplies, computer equipment and systems, telephone equipment and systems, satellite dishes and related equipment and systems, security equipment and systems, fire prevention equipment and systems, and all other items of tangible personal property which are located on the

Foothill Real Property including, without limitation, those certain items described in Exhibit B-5 (collectively, the “Foothill Personal Property”).

(vi)    any and all equipment, facilities, machinery, tools, appliances, fixtures, furnishings, furniture, paintings, sculptures, art, inventories, supplies, computer equipment and systems, telephone equipment and systems, satellite dishes and related equipment and systems, security equipment and systems, fire prevention equipment and systems, and all other items of tangible personal property which are located on the Alta Sorrento Real Property, including, without limitation, those certain items described in Exhibit B-6 (collectively, the “Alta Sorrento Personal Property”).

The Carlton Plaza Personal Property, the Toshiba Personal Property, the Warner Personal Property, the Empire IV Personal Property, the Foothill Personal Property, and the Alta Sorrento Personal Property are each individually referred to herein as a “Personal Property” and collectively as the “Personal Properties.”

1.1.3    Space Leases.    All of the applicable Seller’s rights in:

(i)    those certain leases, licenses and other occupancy agreements covering portions of the Carlton Plaza Real Property which were entered into prior to the date hereof (including all amendments, modifications and supplements thereof), as described in the applicable Rent Roll (collectively, the “Carlton Plaza Space Leases”), together with (1) all rentals, deposits, receivables, reimbursements and other similar items payable by tenants under such leases, licenses and other occupancy agreements (the “Carlton Plaza Tenants”); (2) subject to provisions of this Agreement, all claims, demands, causes of action and other rights against Carlton Plaza Tenants and all guarantors of such leases, licenses and other occupancy agreements; and (3) all security deposits and other collateral relating to such leases, licenses and other occupancy agreements, whether in the form of cash, negotiable instruments, letters of credit, certificates of deposit or other forms of security (“Security Deposits”). As used in this Agreement, the “Tenants” shall mean each of the tenants, licensees or occupants under the Space Leases.

(ii)    those certain leases, licenses and other occupancy agreements covering portions of the Toshiba Real Property which were entered into prior to the date hereof (including all amendments, modifications and supplements thereof), as described in the applicable Rent Roll, collectively the “Toshiba Space Leases”) together with (1) all rentals, deposits, receivables, reimbursements and other similar items payable by tenants under such leases, licenses and other occupancy agreements (the “Toshiba Tenants”); (2) subject to the provisions of this Agreement, all claims, demands, causes of action and other rights against Toshiba Tenants and all guarantors of such leases, licenses and other occupancy agreements; and (3) all Security Deposits relating to such leases, licenses and other occupancy agreements.

(iii)    the applicable Rent Roll, those certain leases, licenses and other occupancy agreements covering portions of the Warner Real Property which were entered into prior to the date hereof (including all amendments, modifications and supplements thereof), as described in Exhibit C-3, (collectively, the “Warner Space Leases”).together with (1) all rentals, deposits, receivables, reimbursements and other similar items payable by tenants under such leases, licenses and other occupancy agreements (the “Warner Tenants”); (2) subject to the provisions of this Agreement, all claims, demands, causes of action and other rights against Warner Tenants and all guarantors of such leases, licenses and other occupancy agreements; and (3) all Security Deposits relating to such leases, licenses and other occupancy agreements.

(iv)    those certain leases, licenses and other occupancy agreements covering portions of the Empire IV Real Property which were entered into prior to the date hereof (including all amendments, modifications and supplements thereof), as described in the applicable Rent Roll, (collectively the “Empire IV Space Leases”) together with (1) all rentals, deposits, receivables, reimbursements and other similar items payable by tenants under such leases, licenses and other occupancy agreements (the “Empire IV Tenants”); (2) subject to the provisions of this Agreement, all claims, demands, causes of action and other rights against Empire IV Tenants and all guarantors of such leases, licenses and other occupancy agreements; and (3) all Security Deposits relating to such leases, licenses and other occupancy agreements.

(v)    those certain leases, licenses and other occupancy agreements covering portions of the Foothill Real Property which were entered into prior to the date hereof (including all amendments, modifications and supplements thereof), as described in the applicable Rent Roll, (collectively the “Foothill Space Leases”) together with (1) all rentals, deposits, receivables, reimbursements and other similar items payable by tenants under such leases, licenses and other occupancy agreements (the “Foothill Tenants”); (2) subject to the provisions of this Agreement, all claims, demands, causes of action and other rights against Foothill Tenants and all guarantors of such leases, licenses and other occupancy agreements; and (3) all Security Deposits relating to such leases, licenses and other occupancy agreements.

(vi)    those certain leases, licenses and other occupancy agreements covering portions of the Alta Sorrento Real Property which were entered into prior to the date hereof (including all amendments, modifications and supplements thereof), as described in the applicable Rent Roll, (collectively, the “Alta Sorrento Space Leases”) together with (1) all rentals, deposits, receivables, reimbursements and other similar items payable by tenants under such leases, licenses and other occupancy agreements (the “Alta Sorrento Tenants”); (2) subject to the provisions of this Agreement, all claims, demands, causes of action and other rights against Alta Sorrento Tenants and all guarantors of such leases, licenses and other occupancy agreements; and (3) all Security Deposits relating to such leases, licenses and other occupancy agreements.

The Carlton Plaza Space Leases, the Toshiba Space Leases, the Warner Space Leases, the Empire IV Space Leases, the Foothill Space Leases, and the Alta Sorrento Space Leases are collectively referred to herein as the “Space Leases.” As used herein, Rent Roll shall mean the rent roll applicable to the Real Property in question contained in those three emails from Joseph Mahoney to Brigham Black at approximately 12:10 p.m., 12:12 pm and 12:44 pm on August 6, 2010.

1.1.4    Intangible Properties.    All of the applicable Seller’s rights in:

(i)    (1) all warranties, guarantees and bonds from third parties, including, without limitation, contractors, subcontractors, materialmen, suppliers, manufacturers, vendors and distributors; (2) all goodwill relating to the business of owning, operating, maintaining and managing the Carlton Plaza Real Property; (3) any and all trade names, trademarks, service marks and logos used in conjunction with the ownership, operation and management of the Carlton Plaza Real Property, whether or not registered, and all trademark, service mark, fictitious business name and other intellectual property registrations or filings with regard to the foregoing, except that in no event shall the items included in this clause (3) include any rights to Seller’s name, the name “Guggenheim Plus Leveraged LLC” or any other use of the “Guggenheim” name; and (4) all Permits and Entitlements (as hereinafter defined) relating to the Carlton Plaza Real Property (to the extent assignable) (collectively, the “Carlton Plaza Intangible Property”). As used in this Agreement, the “Permits and Entitlements” shall mean any and all (I) permits, licenses, certificates of occupancy, approvals, authorizations and orders obtained from any governmental authority and relating to the Real Properties or the business of owning, maintaining and/or managing the Real Properties, including, without limitation, all land use entitlements, development rights, density allocations, certificates of occupancy, sewer hook-up rights and all other rights or approvals relating to or authorizing the ownership, operation, management and/or development of the Real Properties; (II) all preliminary, proposed and final drawings, renderings, blueprints; plans and specifications (including, without limitation, “as-built” plans and specifications), and tenant improvement plans and specifications for the Improvements (including, without limitation, “as-built” tenant improvement plans and specifications); (III) all maps and surveys for any portion of the Real Property; (IV) all any and all other items of the same or similar nature pertaining to the Real Properties, and all changes, additions, substitutions and replacements for any of the foregoing, free and clear of any and all liens, liabilities, encumbrances, exceptions and claims.

(ii)    (1) all warranties, guarantees and bonds from third parties, including, without limitation, contractors, subcontractors, materialmen, suppliers, manufacturers, vendors and distributors; (2) all goodwill relating to the business of owning, operating, maintaining and managing the Toshiba Real Property; (3) any and all trade names, trademarks, service marks and logos used in conjunction with the ownership, operation and management of the Toshiba Real Property, whether or not registered, and all trademark, service mark, fictitious business name and other intellectual property registrations or filings with regard to the foregoing, except that in no event shall the items included in this clause (3) include any rights to Seller’s name, the name “Guggenheim Plus Leveraged LLC” or any other use of the “Guggenheim” name; and (4) all Permits and Entitlements relating to the Toshiba Real Property (collectively, the “Toshiba Intangible Property”).

(iii)    (1) all warranties, guarantees and bonds from third parties, including, without limitation, contractors, subcontractors, materialmen, suppliers, manufacturers, vendors and distributors; (2) all goodwill relating to the business of owning, operating, maintaining and managing the Warner Real Property; (3) all trade names, trademarks, service marks and logos used in conjunction with the ownership, operation and management of the Warner Real Property, whether or not registered, and all trademark, service mark, fictitious business name and other intellectual property registrations or filings with regard to the foregoing, except that in no event shall the items included in this clause (3) include any rights to Seller’s name, the name “Guggenheim Plus Leveraged LLC” or any other use of the “Guggenheim” name; and (4) all Permits and Entitlements relating to the Warner Real Property (collectively, the “Warner Intangible Property”).

(iv)    (1) all warranties, guarantees and bonds from third parties, including, without limitation, contractors, subcontractors, materialmen, suppliers, manufacturers, vendors and distributors; (2) all goodwill relating to the business of owning, operating, maintaining and managing the Empire IV Real Property; (3) any and all trade names, trademarks, service marks and logos used in conjunction with the ownership, operation and management of the Empire IV Real Property, whether or not registered, and all trademark, service mark, fictitious business name and other intellectual property registrations or filings with regard to the foregoing, except that in no event shall the items included in this clause (3) include any rights to Seller’s name, the name “Guggenheim Plus Leveraged LLC” or any other use of the “Guggenheim” name; and (4) all Permits and Entitlements relating to the Empire IV Real Property (collectively, the “Empire IV Intangible Property”).

(v)    (1) all warranties, guarantees and bonds from third parties, including, without limitation, contractors, subcontractors, materialmen, suppliers, manufacturers, vendors and distributors; (2) all goodwill relating to the business of owning, operating, maintaining and managing the Foothill Real Property; (3) any and all trade names, trademarks, service marks and logos used in conjunction with the ownership, operation and management of the Foothill Real Property, whether or not registered, and all trademark, service mark, fictitious business name and other intellectual property registrations or filings with regard to the foregoing, except that in no event shall the items included in this clause (3) include any rights to Seller’s name, the name “Guggenheim Plus Leveraged LLC” or any other use of the “Guggenheim” name; and (4) all Permits and Entitlements relating to the Foothill Real Property (collectively, the “Foothill Intangible Property”).

(vi)    (1) all warranties, guarantees and bonds from third parties, including, without limitation, contractors, subcontractors, materialmen, suppliers, manufacturers, vendors and distributors; (2) all goodwill relating to the business of owning, operating, maintaining and managing the Alta Sorrento Real Property; (3) any and all trade names, trademarks, service marks and logos used in conjunction with the ownership, operation and management of the Alta Sorrento Real Property, whether or not registered, and all trademark, service mark, fictitious business name and other intellectual property registrations or filings with regard to the foregoing, except that in no event shall the items included in this clause (3) include any rights to Seller’s name, the name “Guggenheim Plus Leveraged LLC” or any other use of the “Guggenheim” name; and (4) all Permits and Entitlements relating to the Alta Sorrento Real Property (collectively, the “Alta Sorrento Intangible Property”).

(vii)    The Carlton Plaza Space Intangible Property, the Toshiba Intangible Property, the Warner Intangible Property, the Empire IV Intangible Property, the Foothill Intangible Property, and the Alta Sorrento Intangible Property are collectively referred to herein as the “Intangible Properties.”

1.2    Property Pool B.    The Carlton Plaza Real Property, the Carlton Plaza Personal Property, the Carlton Plaza Space Leases, and the Carlton Plaza Intangible Property are collectively referred to herein as the “Carlton Plaza Property”. The Toshiba Real Property, the Toshiba Personal Property, the Toshiba Space Leases, and the Toshiba Intangible Property are collectively referred to herein as the “Toshiba Property”. The Warner Real Property, the Warner Personal Property, the Warner Space Leases, and the Warner Intangible Property are collectively referred to herein as the “Warner Property”. The Empire IV Real Property, the Empire IV Personal Property, the Empire IV Space Leases, and the Empire IV Intangible Property are collectively referred to herein as the “Empire IV Property”. The Foothill Real Property, the Foothill Personal Property, the Foothill Space Leases, and the Foothill Intangible Property are collectively referred to herein as the “Foothill Property”. The Alta Sorrento Real Property, the Alta Sorrento Personal Property, the Alta Sorrento Space Leases, and the Alta Sorrento Intangible Property are collectively referred to herein as the “Alta Sorrento Property”. The Carlton Plaza Property, the Toshiba Property, the Warner Property, the Empire IV Property and the Foothill Property are each individually referred to in this Agreement as a “Property” and are collectively referred to in this Agreement as the “Properties”. The Real Properties, Personal Properties, Space Leases, and Intangible Properties are hereinafter collectively referred to as “Property Pool B.”

1.3    Property Pool A.    Concurrent with the execution of this Agreement, Purchaser will enter into that certain Sale, Purchase and Escrow Agreement (Property Pool A) (the “Property Pool A Agreement”) with certain other entities directly or indirectly owned and/or controlled by Guggenheim Plus Leveraged LLC, a Delaware limited liability company (“Plus LLC”) or its affiliates.

ARTICLE II

PURCHASE PRICE

2.1    Price.    In consideration of the covenants herein contained, Sellers hereby agree to sell and Purchaser hereby agrees to purchase Property Pool B for a total purchase price of One Hundred Thirty-Three Million Six Hundred Seventy-Five Thousand Six Hundred and Fifty Eight Dollars ($133,675,658) (the “Purchase Price”); provided that if the Purchase Price does not include the Common Equity B Portion paid in shares of Common Stock pursuant to either Section 2.1.4 or 16.9 below, then the Purchase Price shall be reduced to One Hundred Thirty Three Million Five Hundred Thousand Dollars ($133,500,000). The Purchase Price shall be allocated among the properties in Property Pool B as set forth in Exhibit D (the “Allocation of Values”) and shall be paid by Purchaser as follows:

2.1.1    Initial Deposit.    Purchaser has delivered concurrently with its execution of this Agreement, or will deliver within two (2) business days, to Escrow Agent by bank wire of immediately available funds the sum of One Million Two Hundred Ninety Thousand Dollars ($1,290,000) (the “Initial Deposit”).

2.1.2    Second Deposit.    Upon the earlier of (i) two (2) business days after the Due Diligence Period Expiration Date, and (ii) one (1) day prior to the date upon which Purchaser issues or files a public disclosure of its intent to acquire Property Pool B, Purchaser shall deliver to Escrow Agent by bank wire of immediately available funds the sum of Two Million Five Hundred Eighty Thousand Dollars ($2,580,000) (the “Second Deposit”). The First Deposit and the Second Deposit are hereinafter collectively referred to as the “Deposit”.

2.1.3    Balance of Purchase Price.    Purchaser shall, on or prior to 12:00 p.m. (California time) on the business day prior to Closing (as defined in Section 6.1) (or, at Purchaser’s option, the Escrow Agent and Title Company shall close pursuant to a so-called “New York” style closing where the transaction can close and funds can be wired prior to the actual recording of documents, in which event on or prior to 12:00 p.m. (California time) on the day of Closing), deliver to Escrow Agent, by bank wire transfer of immediately available funds, a sum equal to: (i) the balance of the Purchase Price, (ii) less the Common Equity B Portion (as defined below) to be delivered at Closing pursuant to Section 2.1.4, (iii) less the First Purchaser Extension Payment (as defined in Section 6.2), if any, and (iv) less a credit to Purchase equal to the then outstanding principal balance of any Assumed Loan together with any accrued but unpaid interest charges or other fees. The balance of the Purchase Price received by Sellers at Closing shall be adjusted to reflect prorations and other adjustments pursuant to Section 7.1 and Section 2.3.

2.1.4    Common Equity B Portion.    At Closing, Purchaser shall deliver to Escrow Agent, in the form of shares of common stock in Pacific Office Properties Trust, Inc., an affiliate of Purchaser (the “REIT”) (the “Common Stock”), with a value equal to Three Million Five Hundred Thirteen Thousand One Hundred Fifty Eight Dollars ($3,513,158) (the “Common Equity B Portion”). Sellers shall be prohibited from selling, transferring, distributing or otherwise disposing of the Common Stock for one hundred and eighty (180) days after the date of Closing, without the prior consent of Purchaser, which consent with respect to transfers to affiliates of the Seller shall not be unreasonably withheld, conditioned or delayed. The number of shares Sellers will receive will be equal to the quotient obtained by dividing (A) the Common Equity B Portion by (B) the gross price per share at which Common Stock is sold in the Common Stock Follow-on Offering (as defined below), and rounded down to the nearest whole number of shares, with the balance of the Purchase Price under clause (i) of Section 2.1.3 above calculated to include an amount equal to the value of such fractional share. Notwithstanding the foregoing, in the event the Common Stock Follow-on Offering (x) is not completed prior to the Closing, (y) occurs but is not widely marketed such that the price per share of Common Stock sold in the Common Stock Follow-on Offering is not a fair market value price for a share of Common Stock, or (z) does not raise gross proceeds equal to at least One Hundred Million Dollars ($100,000,000), Seller shall have the right, in its sole discretion, to require Purchaser to pay all of the Purchase Price in cash or other immediately available funds, subject to the terms of this Agreement. The “Common

Stock Follow-on Offering” means a registered offering of Common Stock conducted by the Purchaser prior to the Closing, which is currently contemplated to be a Three Hundred Twenty-Five Million Dollar ($325,000,000) offering of shares of Common Stock.

2.2    Investments.    Following the collection of the Deposit, Escrow Agent shall, at the direction of Purchaser, invest the Deposit in:

(i)    obligations of the United States government, its agencies or independent departments;

(ii)    certificates of deposit issued by a banking institution whose principal office is in New York City with assets in excess of $1 billion; or

(iii)    an interest-bearing account of a banking institution whose principal office is in New York City with assets in excess of $1 billion.

No investment of the Deposit shall have a maturity date beyond the Final Closing Date (as defined in Section 6.1).

2.3    Interest on the Deposit.    Any interest earned on the Deposit shall be credited and delivered to the party receiving the Deposit, provided, however, that if the transaction closes, at Closing any interest earned on the Deposit shall be credited to Purchaser by applying the same against the Purchase Price.

ARTICLE III

CONDITIONS TO THE PARTIES’ OBLIGATIONS

3.1    Conditions to Purchaser’s Obligation to Purchase.    Purchaser’s obligation to purchase is expressly conditioned upon each of the following:

3.1.1    Performance by Seller.    Performance in all material respects of the obligations and covenants of, and deliveries required of, each Seller hereunder.

3.1.2    Delivery of Title and Possession.    Delivery at the Closing of (i) the Deed (as defined in Section 4.2.1) and (ii) possession as provided in Section 15.1 for each of the Real Properties.

3.1.3    Title Insurance.    For each Real Property, delivery at the Closing of an ALTA extended coverage owner’s policy of title insurance (ALTA 2006 Owner’s Form) (each, a “Title Policy”), or an irrevocable commitment to issue the same, with liability in the amount of the portion of the Purchase Price allocated to such Real Property in Exhibit D issued by First American Title Insurance Company (the “Title Company”), insuring that fee title to such Real Property vests in Purchaser subject to the Permitted Encumbrances (as defined in Section 4.2.1). At its option, Purchaser may direct the Title Company to issue additional title insurance endorsements if Purchaser pays for the extra cost of such additional endorsements, provided that the Title Company’s failure to issue any such additional endorsements shall not affect Purchaser’s obligations under this Agreement.

3.1.4    Seller’s Representations.    The representations and warranties by each Seller set forth in Section 11.1 being true and correct in all material respects as of the Closing except as modified by notice (in accordance with Section 11.1) to which Purchaser does not object in writing by the later of (i) three business days after receipt thereof or (ii) the end of the Investigation Period.

3.1.5    Tenant Estoppels.    Delivery not earlier than ten (10) days prior to the Closing of an estoppel certificate executed by the Tenant and each guarantor of the applicable Lease, if any, consistent with the terms of the applicable Space Lease with the applicable Seller, the materials delivered by Seller to Purchaser pursuant to Section 5.1 below, and the representations and warranties made by the Sellers pursuant to this Agreement, or otherwise reasonably acceptable to Purchaser (each, a “Tenant Estoppel Certificate”), dated effective no earlier than September 1, 2010, from each Tenant occupying ten percent (10%) or more of the rentable area of any Real Property, and from Tenants collectively occupying at least seventy percent (70%) of the leased square footage of all of the Real Properties. Seller shall use good faith efforts to obtain such Tenant Estoppel Certificates in the form attached hereto as Exhibit M unless the applicable Lease requires a specific form. If requested by Purchaser, Seller shall use reasonable efforts in good faith to obtain an updated Tenant Estoppel Certificate from any Tenant who has executed and delivered a Tenant Estoppel Certificate pursuant hereto which is dated no earlier than September 1, 2010 but more than thirty (30) days prior to the Closing, but obtaining such an updated Tenant Estoppel Certificate shall not be a condition to the Closing. Upon Purchaser’s request, each Seller shall cooperate with Purchaser in obtaining subordination and attornment agreements from Tenants, provided that in no event shall any Seller be required to incur any liability or expense in furtherance of this effort, nor shall the receipt of such agreements be a condition to the Closing hereunder.

3.1.6    Loan Assumption.    For each Loan (other than Loans which Purchaser has elected to pay off pursuant to Section 5.4.4 hereof) (collectively the “Assumed Loans”), consent by the applicable Lender to the assumption of the Loan by Purchaser in accordance with Section 5.4 (the “Loan Assumption Condition”).

3.2    Conditions to Seller’s Obligation to Sell.    Each Seller’s obligation to sell is expressly conditioned upon each of the following:

3.2.1    Performance by Purchaser.    Performance in all material respects of the obligations and covenants of, and deliveries required of, Purchaser hereunder.

3.2.2    Receipt of Purchase Price.    Receipt of the Purchase Price and any adjustments due Sellers under Article VII at the Closing in the manner herein provided.

3.2.3    Loan Assumption.    Satisfaction of the Loan Assumption Condition.

3.3    Failure of Condition.    In the event that any condition set forth in Section 3.1 is not satisfied or waived on or as of the Closing, the sole right of Purchaser shall be to either (a) terminate this Agreement by delivering written notice of such termination to Sellers, in which event the Deposit shall be returned to Purchaser and the parties shall have no further obligations or liabilities to the other hereunder, except as expressly provided for in this Agreement, provided that if the failure of such condition is due to the breach or default by any of the Sellers, Purchaser shall be entitled to the rights and remedies specified in Section 10.3 below or (b) waive the satisfaction of such condition or conditions and proceed to Closing in accordance with and subject to the terms of this Agreement; provided, however, that the foregoing shall not relieve any Seller of any liability to Purchaser for the breach of any representation or warranty or covenant set forth in this Agreement or waive or impair any rights of Purchaser pursuant to Section 10.3 below.

ARTICLE IV

PURCHASER’S DELIVERIES AND SELLER’S DELIVERIES TO ESCROW AGENT

4.1    Purchaser’s Deliveries.    Purchaser shall, at or before the Closing, deliver to Escrow Agent each of the following:

4.1.1    Purchase Price.    The Purchase Price as set forth in Article II.

4.1.2    Bill of Sale, Assignment and Assumption and Seller Space Lease.    Four (4) executed counterparts of a bill of sale (the “Bill of Sale”) in the form of Exhibit E with respect to each of the Personal Properties, four (4) executed counterparts of the Assignment and Assumption Agreement (the “Assignment and Assumption”) in the form of Exhibit L for each of the Properties, and four (4) executed counterparts of the Seller Space Lease (as hereinafter defined).

4.1.3    Closing Statement.    An executed settlement statement reflecting the prorations and adjustments required under Article VII.

4.1.4    Closing Documents.    Any additional tax forms, recordation forms, 1099s or other documents as may be reasonably required by the Seller or the Title Company to consummate the transaction contemplated by this Agreement, which may include, without limitation, if the Closing is a so-called “New York” style closing where the transaction can close and funds can be wired prior to the actual recording of documents, such additional documents as may be reasonably required by Seller or Title Company in connection with such “New York” style closing.

4.1.5    Cash – Prorations.    The amount, if any, required of Purchaser under Article VII.

4.1.6    Assumption Documents.    Executed counterparts of the Acceptable Assumption Documents.

4.2    Seller’s Deliveries.    Sellers shall, at or before the Closing, deliver to Escrow Agent each of the following:

4.2.1    Deed.    A grant deed and separate statement of documentary transfer tax (collectively, the “Deed”) in substantially the same form as set forth in Exhibit F with respect to each Real Property, executed and acknowledged by the applicable Seller, pursuant to which such Seller shall convey title to such property subject to the following (collectively, the “Permitted Encumbrances”):

(1)    Non-delinquent real property taxes and all assessments and unpaid installments thereof which are not delinquent.

(2)    Any other lien, encumbrance, easement or other exception or matter voluntarily imposed or consented to by Purchaser prior to or as of the Closing.

(3)    All exceptions (including printed exceptions) to title contained or disclosed in the Title Report (as defined in Section 5.1.1) other than Title Objections (as defined in Section 5.3.1) identified and not thereafter waived by Purchaser.

(4)    All matters, rights and interests that are disclosed by the “Surveys” (as hereinafter defined) other than Title Objections identified and not thereafter waived by Purchaser. Purchaser covenants to hereafter obtain, at Purchaser’s sole cost, ALTA surveys of the Real Property in a form sufficient to allow issuance of the Title Policy without a general survey exception (each, a “Survey” and collectively, the “Surveys”), either by preparation of a new survey or update of an existing survey.

4.2.2    Bill of Sale, Assignment and Assumption and Seller Space Lease.    Four (4) executed counterparts of the Bill of Sale for each of the Personal Properties, four (4) executed counterparts of the Assignment and Assumption for each of the Properties, and four (4) executed counterparts of the Seller Space Lease.

4.2.3    FIRPTA Affidavit.    Four (4) executed copies of an affidavit in the form of Exhibit F with respect to the Foreign Investment in Real Property Tax Act for each Seller.

4.2.4    Closing Statement.    An executed settlement statement reflecting the prorations and adjustments required under Article VII.

4.2.5    Closing Documents.    Any additional tax forms, recordation forms, 1099s or other documents as may be reasonably required by the Purchaser or the Title Company to consummate the transaction contemplated by this Agreement, which may include, without limitation, if the Closing is a so-called “New York” style closing where the transaction can close and funds can be wired prior to the actual recording of documents, a customary “gap indemnity” agreement and such other additional documents as may be reasonably required by Seller or Title Company in connection with such “New York” style closing.

4.2.6    Cash – Prorations.    The amount, if any, required of Sellers under Article VII.

4.2.7    California Form 593-C.    Four (4) executed certifications certifying that each Seller is exempt from California withholding.

4.2.8    Owner’s Affidavit.    An executed copy of an affidavit in substantially the same form as Exhibit H from each Seller with respect to the Real Property owned by such Seller.

4.2.9    Assumption Documents.    Executed counterparts of the Acceptable Assumption Documents.

4.3    Failure to Deliver.    The failure of Purchaser or Sellers to make any delivery required above by and in accordance with this Article IV which is not waived by the other party shall constitute a default hereunder by Purchaser or Seller, as applicable.

ARTICLE V

INVESTIGATION OF PROPERTY

5.1    Delivery of Documents.    For each of the Real Properties, the applicable Seller has heretofore delivered, or caused to be delivered, or made available to Purchaser all of the items specified on Exhibit I and shall also deliver the following:

5.1.1    Preliminary Title Report.    A current preliminary title report covering the Real Property issued by the Title Company, together with copies of all documents referred to as exceptions therein (collectively, a “Title Report”).

5.1.2    Natural Hazard Disclosure Reports.    Natural hazard disclosure reports covering the Real Property, which shall be countersigned and returned to such Seller prior to the expiration of the Due Diligence Period.

If requested by any Seller, Purchaser shall provide written verification of its receipt of those items listed in this Section 5.1.

5.2    Physical Inspection of Property.    Purchaser acknowledges that prior to execution of this Agreement, Purchaser and Purchaser’s engineers, architects or other employees and agents were allowed reasonable access to each Real Property pursuant to the terms of that certain Property Access Agreement between Plus LLC and Purchaser dated June 25, 2010 (the “Access Agreement”) for the limited purposes provided therein, which Access Agreement is hereby agreed to be extended so as to expire upon the Closing or earlier termination of this Agreement.

5.3    Due Diligence Period.    Purchaser shall have until 5:00 p.m. (California time) on August 31, 2010 (the “Due Diligence Period Expiration Date”) to make the following investigations:

5.3.1     Title and Survey.     Purchaser shall have until 5:00 p.m. on the Due Diligence Period Expiration Date to notify Sellers of any objections (the “Title Objections”) with respect to the Title Report and Survey for each Real Property based on its review thereof. If Purchaser does not give such notice, such failure shall be conclusively deemed to be full and complete approval of such Real Property’s Title Report and Survey and any matter disclosed therein (or any matter that would be disclosed by an update of such reports through the date hereof). If Purchaser does give such notice, each applicable Seller shall have five (5) days after receipt thereof to notify Purchaser that such Seller (a) will cause or (b) elects not to cause any or all of the Title Objections disclosed therein to be removed or insured over by the Title Company. Seller’s failure to notify Purchaser within such five (5) day period as to any Title Objection shall be deemed an election by Seller not to remove or have the Title Company insure over such Title Objection. If Seller notifies or is deemed to have notified Purchaser that Seller shall not remove nor have the Title Company insure over any or all of the Title Objections, Purchaser shall have five (5) days after receipt to (i) terminate this Agreement or (ii) waive such Title Objections and proceed to Closing without any abatement or reduction in the Purchase Price on account of such Title Objections. If Purchaser does not give such notice prior to the Due Diligence Period Expiration Date, Purchaser shall be deemed to have elected not to waive such Title Objections and terminate this Agreement. Notwithstanding the foregoing, Seller shall be obligated to (i) payoff any existing mortgage encumbering the Property; (ii) cure any other title objection that can be cured without the consent of the lien holder with the payment of monies, and (iii) cure any Title Objections that resulted from Seller’s voluntary actions after the date hereof.

5.3.2     General Investigation.     In addition, Purchaser shall have from the date hereof until 5:00 p.m. (California time) on the Due Diligence Period Expiration Date to notify Seller that, as a result of Purchaser’s review of any documents (other than the Title Report or the Survey) or Purchaser’s investigation of the Real Properties, Purchaser elects, in Purchaser’s sole and absolute discretion, to terminate this Agreement. If Purchaser fails to give notice of Purchaser’s election to waive its right to terminate pursuant to this Section 5.3.2 and proceed with the purchase of the Property Pool B subject to the remaining terms and conditions specified in this Agreement (“Purchaser’s Notice to Proceed”) prior to the Due Diligence Period Expiration Date, such failure shall be conclusively deemed to constitute Purchaser’s election to terminate this Agreement pursuant to this Section 5.3.2. If Purchaser delivers Purchaser’s Notice to Proceed prior to the Due Diligence Period Expiration Date, such delivery shall be deemed to constitute Purchaser’s full and complete waiver of Purchaser’s right to terminate this Agreement pursuant to this Section 5.3.2.

5.4     Loan Assumption.

5.4.1     Description of Loans.   In connection with its acquisition of Property Pool B (excluding those Loans which Purchaser has elected to prepay pursuant to Section 5.4.4 hereof), the applicable Purchaser of each Property shall assume all of Sellers’ obligations under:

(a)     that certain loan described on Schedule 5.4 to Carlton Plaza Seller (the “Carlton Plaza Loan”), as evidenced by these documents described on Schedule 5.4 (collectively, the “Carlton Plaza Loan Documents”);

(b)     that certain loan described on Schedule 5.4 to Toshiba Seller (the “Toshiba Loan”), as evidenced by these documents described on Schedule 5.4 (collectively, the “Toshiba Loan Documents”);

(c)     that certain loan described on Schedule 5.4 to Warner Seller (the “Warner Loan”), as evidenced by these documents described on Schedule 5.4 (collectively, the “Warner Loan Documents”)(acknowledging that the portion of the Warner Real Property owned by Warner Califa and Warner Desoto is not subject to the Warner Loan and shall be conveyed at Closing without any monetary encumbrances)

(d)     that certain loan described on Schedule 5.4 to Empire IV Seller (the “Empire IV Loan”), as evidenced by these documents described on Schedule 5.4 (collectively, the “Empire IV Loan Documents”);

(e)     that certain loan described on Schedule 5.4 to Foothill Seller (the “Foothill Loan”), as evidenced by these documents described on Schedule 5.4 (collectively, the “Foothill Loan Documents”); and

(f)     that certain loan described on Schedule 5.4 to Alta Sorrento Seller (the “Alta Sorrento Loan”), as evidenced by these documents described on Schedule 5.4 (collectively, the “Alta Sorrento Loan Documents”).

The Carlton Plaza Lender, the Toshiba Lender, the Warner Lender, the Empire IV Lender, the Foothill Lender, and the Alta Sorrento Lender (as each term is defined on Schedule 5.4) are each individually referred to as a “Lender” and collectively referred to as the “Lenders.” The Carlton Plaza Loan, the Toshiba Loan, the Warner Loan, the Empire IV Loan, the Foothill Loan, and the Alta Sorrento Loan are each individually referred to as a “Loan” and collectively referred to as the “Loans.” The Carlton Plaza Loan Documents, the Toshiba Loan Documents, the Warner Loan Documents, the Empire IV Loan Documents, the Foothill Loan Documents, and the Alta Sorrento Loan Documents are collectively referred to as the “Loan Documents.”

5.4.2     Consent of Lender.     Each Seller and Purchaser acknowledge that the consent of the applicable Lender is required for the sale of the applicable Real Property to Purchaser and the assumption of the applicable Loan by Purchaser or an assignee of Purchaser as provided herein. With respect to each Loan, Purchaser and Seller agree to cooperate in good faith to obtain the Lender’s consent to the assumption of the Loan by Purchaser or an assignee of Purchaser as provided herein. If required, Purchaser agrees to (i) form a single purpose entity (consistent with the terms, if any, of the applicable Loan Documents or as otherwise reasonably required by the Lender consistent with securitization requirements and in a manner that does not impose additional burden, obligation, or liability on Purchaser) to acquire the Real Property and assume all of Seller’s obligations under the Loan Documents to which Seller is a party; and (ii) provide an entity with commercially reasonable creditworthiness to assume all obligations of the

Guggenheim Plus LLC under any guarantees or indemnities entered into in connection with the Loans relating to the period from and after the Closing, which if required by the holder of such Loan, shall be Pacific Office Properties, L.P., a Delaware limited partnership (“POP LP”). Seller makes no representation or warranty with respect to Purchaser’s ability to assume the Loan, but Seller agrees to reasonably cooperate with Purchaser and the Lender in obtaining requisite Lender consent and to provide the Lender all information reasonably requested by the Lender. The consent to each Loan shall be evidenced at Closing by assumption documents which: (a) consent to the assumption of the obligations under the Loan Documents by Purchaser for all purposes under the Loan Documents; (b) release Seller and Plus LLC from any and all obligations under the Loan Documents arising with respect to the period from and after the date of the Closing, provided that if such a release is not approved by the applicable Lender, Purchaser, at Purchaser’s option, may satisfy the requirements of this clause (b) by agreeing to provide an indemnity to Seller and Plus LLC from POP LP, in a commercially reasonable form with respect to liabilities under the Loan Documents arising with respect to the period from and after the date of the Closing; and (c) shall not impose any obligations on Purchaser or, subject to this Section 5.4.2, impose any additional burdens on Purchaser, or any affiliates not contained in the Loan Documents, nor amend any provision of the Loan Documents in any adverse manner or otherwise adversely change the existing terms of the Loan except as may be requested by Purchaser; (collectively, “Acceptable Assumption Documents”). Purchaser’s obligations hereunder shall not be contingent upon modifications to the Loan Documents not consistent with the terms set forth in the definition of Acceptable Assumption Documents; provided, however, that Seller acknowledges that Purchaser may request certain modifications to the Loan Documents to reflect Purchaser’s organizational structure and non-economic terms (such as transfer rights) required as a result of such structure and consenting to Purchaser’s replacement property manager and that Lenders’ agreement to such requested changes are conditions precedent to Purchaser’s obligations to assume the Loan. In the event any Lender has failed to consent to the sale and assumption and to agree to enter into Acceptable Assumption Documents with respect to any Assumed Loan all in accordance with the terms of this Agreement on or before the expiration of the Extension Period (as defined in Section 6.3), the applicable Property shall not be included in the Property Pool B to be purchased at the Closing and the prorated stated portion of the Deposit (based on allocated Purchase Price) shall be refunded to Purchaser.

5.4.3     Costs and Fees.     Purchaser shall be responsible for all fees and costs related to the Loan assumptions excluding any Principal Pay Down (as hereinafter defined) but including any yield maintenance, prepayment fees, paid out fees or similar amounts payable in connection with any Principal Pay Down; provided, however, that in the event the aggregate assumption fees and costs payable by Purchaser exceed 1.25% of the aggregate outstanding balance of the Loans, Purchaser shall notify Seller by the later of (a) within thirty (30) days of determining that such excess amount is payable, or (b) fifteen (15) days prior to the Closing, whether or not Purchaser elects to pay such excess. If Purchaser does not elect to pay such excess, Seller may elect, within fifteen (15) days thereafter (such fifteen (15) day period is referred to herein as the “Seller Election Period”), by written notice to Purchaser (the “Seller Election Notice”), to pay such excess. In the event Seller fails to agree to pay such excess in such written notice delivered within such fifteen (15) day period, then Purchaser may elect, by the later to occur of (i) within fifteen (15) days following the expiration of the Seller Election Period, or (ii) fifteen (15) days prior to the Closing, not to acquire the Real Property or Real Properties having the largest assumption fees (based on percentage of Loan amount) until the aggregate assumption fees are less than 1.25% of the aggregate outstanding balance of the Loans. To the extent one or more of the Lenders conditions its/their approval of a Loan assumption upon the pay down of a portion of the outstanding principal amount of the Loan(s) (such required principal payment (excluding any yield maintenance, prepayment fees, paid out fees or similar amounts payable in connection therewith) the “Principal Pay Down”), Purchaser shall be responsible for such Principal Pay Down; provided, however, in no event shall Purchaser be obligated to fund Principal Pay Downs (in the aggregate with respect to all of the Assumed Loans) in excess of 15% of the aggregate principal balance of the Assumed Loans.

5.4.4     Election to Payoff.    Notwithstanding anything to the contrary contained in this Agreement, Purchaser may elect at any time to cause any Loan to be paid off in full at Closing in lieu of Purchaser assuming such Loan. In the event the Purchase elects to pay off a Loan, Purchaser shall provide Seller with notice of such intent and shall be responsible for satisfying any loan requirements, and for paying any and all fees, cost and expenses, in connection such pay off, including, without limitation, paying yield maintenance, prepayment fees, defeasance costs and any other fees cost and expenses and complying with any notice and defeasance requirements in connection with such payoff. In addition, Purchaser shall have the right, but not the obligation, to acquire the portion of the Warner Real Property that is not subject to the Warner Loan in the event the consent to the assumption of the Warner Loan is not obtained pursuant to the terms hereof.

5.5     Effect of Termination.   If Purchaser terminates this Agreement in accordance with Section 5.3, all further rights and obligations of the parties shall cease and terminate without any further liability of either party to the other (except those obligations which are specifically provided to survive such termination as provided in this Agreement), and Escrow Agent shall immediately refund the Deposit to Purchaser.

5.6     No Obligation to Cure.   Except as expressly otherwise provided in Section 5.3.1 above or elsewhere in this Agreement, nothing contained in this Agreement or otherwise shall require any Seller to render its title marketable or to remove or correct any exception or matter disapproved by Purchaser or to spend any money or incur any expense in order to do so.

ARTICLE VI

THE CLOSING

6.1     Date and Manner of Closing.    Escrow Agent shall close the escrow (the “Closing”) within ten (10) days after receiving notice from Sellers that all conditions to closing contained in this Agreement have been satisfied (or deemed satisfied) or waived in writing, but in no event shall the Closing occur later than 1:00 p.m. (California time) on September 30, 2010 (the “Final Closing Date”), time being of the essence (subject only to the provisions of Section 6.2 below and Sellers’ express rights of remedy or cure provided herein, in which event Seller will give Purchaser not less than three (3) business days notice of the date of Closing), by recording and delivering all documents and funds as set forth in Article VIII.

6.2     First Purchaser Extension.   Purchaser may elect to extend the Final Closing Date for up to thirty (30) days (the “First Purchaser Extension”) upon delivering written notice to Sellers and Escrow Agent of such election not less than three (3) business days before the date of Closing, and concurrently delivering to Escrow Agent by bank wire of immediately available funds the sum of Six Hundred and Forty-Five Thousand Dollars ($645,000) (the “First Purchaser Extension Payment”). The First Purchaser Extension Payment shall be included within the meaning of “Deposit” and shall be applied to the Purchase Price at Closing.

6.3     Extension Period.   Notwithstanding the foregoing, in the event that all of the conditions to Closing set forth in Section 3.1 except the Loan Assumption Condition have been satisfied (or deemed satisfied) or waived in writing by Purchaser on or before the Final Closing Date, then either Purchaser or Seller may elect to extend the deadline for Closing on one or more of the Real Properties for which the Loan Assumption Condition has not been satisfied for up to sixty (60) days (the “Extension Period”) in order for the parties and the applicable Lender(s) to work in good faith toward satisfaction of the Loan Assumption Condition; provided, however, that such extension may only be exercised if in the reasonable discretion of the party exercising such extension option, the Lender(s) with respect to such Real Properties is/are still working in good faith towards satisfaction of the Loan Assumption Condition. If, upon expiration of the Extension Period, the Loan Assumption Condition has still not been satisfied with respect to any Real Property, the applicable Property shall not be included in the Property Pool B to be purchased at Closing and the prorated portion of the Deposit (based on allocated Purchase Price) shall be refunded to Purchaser, in accordance with Section 5.4.2. However, notwithstanding anything to the contrary contained in this Agreement, in no event shall Purchaser or Seller be obligated to further extend the Closing for any Property beyond the Final Closing Date, as the same may be extended pursuant to Section 6.2 above and as extended by the Extension Period, if applicable, pursuant to this Section 6.3, for any reason (including, without limitation, inability to satisfy the Loan Assumption Condition).

ARTICLE VII

PRORATION, FEES, COSTS AND ADJUSTMENTS

7.1     Prorations.

(a)     Prorations and Adjustments.   The following adjustments and prorations shall be made as of 12:01 a.m. on the day on which the Closing occurs (“Proration Date”), as though Purchaser held title to the Properties throughout the entire day in which the Closing occurs. Such adjustments and prorations shall be made on the basis of: (i) a 365-day year with respect to Taxes (as hereinafter defined) as provided in Section 7.1(a)(iii) hereof; and/or (ii) the number of days in the calendar month in which the Closing occurs with respect to Revenues (as hereinafter defined) and Operating Expenses (as hereinafter defined) as provided in Sections 7.1(a)(i) and (ii), respectively, hereof, subject to the following provisions:

(i)     Revenues.   All rentals, receipts and other revenues (including, but not limited to, reimbursements for Property Expenses (as hereinafter defined), common area maintenance, real and personal property taxes, insurance and other operating expense reimbursements, if applicable, but excluding percentage rent, if applicable) (collectively, the “Revenues”), billed to Tenants by the Sellers as of the Closing, but which are properly allocable to the period after the Proration Date, shall be credited to Purchaser at the Closing. To the extent there are any Revenues owing to Seller as of the Closing which relate to periods of time prior to the Proration Date, but which have not actually been collected by Seller as of the Closing (“Delinquent Revenues”), Purchaser shall not be obligated to pay to Seller (or give Seller a credit for), the amount of such Delinquent Revenues on the Closing. All Revenues which are received by Seller or Purchaser subsequent to the Closing Date shall be applied: first, to amounts due to Purchaser; and second, to Delinquent Revenues due to Seller. Seller and Purchaser hereby agree to promptly remit to the other the amount of any Revenues received and owing to each other pursuant to the provisions of this Section 7.1(a)(i). Notwithstanding any provision of this Section 7.1 to the contrary, Seller retains its rights to recover Delinquent Revenues, including, without limitation, the right to collect (provided, however, Seller shall not have the right to file and maintain a lawsuit or other legal proceeding against a delinquent Tenant or evict a delinquent Tenant) the same from delinquent Tenants and/or third parties responsible for payment of such Delinquent Revenues. Purchaser, at no cost and expense to Purchaser, shall use commercially reasonable efforts (provided such commercially reasonable efforts shall not include an obligation to file and maintain a lawsuit or other legal proceeding against a delinquent Tenant or other third party or to evict a delinquent Tenant) to enforce the provisions of the Leases which require the Tenants to pay to Seller such Delinquent Revenues and to bill such Delinquent Revenues for a period of six (6) months.

(ii)     Operating Expenses.     All costs, fees and expenses (other than management fees and salaries) relating to the operation, management and repair of the Properties, excluding Leasing Commissions and Tenant Inducement Costs (as such terms are hereinafter defined) and Taxes (collectively, the “Operating Expenses”), shall be prorated between Seller and Purchaser at the Closing as of the Proration Date.

(iii)     Real and Personal Property Taxes.   (A) All general and special real and personal property taxes and assessments (collectively, the “Taxes”) with respect to the Properties, based on the regular tax bill for the current fiscal year (or, if such tax bill has not been issued as of the date of the Closing, the regular tax bill for the fiscal year preceding the current fiscal year) shall be prorated between Seller and Purchaser at the Closing as of the Proration Date. Without limiting the foregoing, any and all accrued and unpaid supplemental or special real property taxes or assessments that relate to any time period prior to the Proration Date shall be the responsibility of Seller and, if not paid prior to or at Closing, shall be credited to the Purchaser at Closing, and any and all supplemental or special real property taxes or assessments that relate to any time period on or after the Proration Date shall be the responsibility of Purchaser and if paid by Seller prior to or at Closing, shall be credited to Seller at Closing. Without limiting the foregoing, in the event any supplemental or special real property taxes or assessments are levied prior to Closing, but are due and payable in one or more installments subsequent to the Closing, such supplemental or special real property taxes or assessments shall be allocated on a pro rata basis over the applicable payment period in question and prorated between Seller and Purchaser as of the Proration Date. Notwithstanding any of the terms and conditions to the contrary contained in this Section 7.1(a)(iii), in the event any such Taxes are paid for directly by the Tenants to the applicable taxing authorities, such Taxes shall not be prorated between Seller or Purchaser.

(iv)     Percentage Rent.   Any percentage rent payable under each Lease for the year in which the Closing occurs shall be prorated between Seller and Purchaser as of the Proration Date. Seller and Purchaser acknowledge that sufficient information to enable Seller and Purchaser to prorate percentage rent will not be available as of the Closing. Accordingly, the proration contemplated in this Section 7.1(a)(iv) shall be conducted subsequent to the Closing pursuant to Section 7.1(d) hereof.

(b)     Property Expense Pass-Throughs.   To the extent the Leases require the Tenants to reimburse Seller for Operating Expenses and/or Taxes (collectively, the “Property Expenses”), in the event such Property Expenses are reconciled under the terms of the Leases at the end of the calendar year in which the Closing takes place, to reflect the actual Property Expenses incurred for ‘the calendar year, such calendar year shall be deemed to constitute the “Reconciliation Period” for purposes of this Agreement and the following provisions shall apply:

(i)     On or before the Closing, Seller shall be responsible for computing and comparing on a Tenant-by-Tenant basis and delivering to Purchaser a written statement setting forth: (A) the amount of Property Expenses incurred and actually paid by Seller with respect to the Reconciliation Period; and (B) the amount of Property Expenses actually received by Seller from the Tenants and/or third parties under the Leases with respect to the Reconciliation Period (“Pre-Closing Property Expense Reconciliation”).

(ii)     Within one hundred twenty (120) days following the expiration of the Reconciliation Period, Purchaser shall compute the actual Property Expenses incurred and paid by Seller and Purchaser and the actual Property Expenses reimbursed (or not reimbursed) by the Tenants and/or third parties (whether in the form of estimated payments or otherwise), to Seller and/or Purchaser with respect to the Reconciliation Period (“Property Expense Reconciliation”). Following the completion of the Property Expense Reconciliation, Purchaser shall submit the same to Seller for Seller’s review and approval, which approval shall not be unreasonably withheld or delayed. In the event Seller fails to approve or disapprove of the Property Expense Reconciliation within fifteen (15) days following the receipt of the same, such Property Expense Reconciliation shall be deemed approved by Seller. Following the approval (or deemed approval) by Seller of the Property Expense Reconciliation, Purchaser shall forward the Property Expense Reconciliation to the applicable Tenants. Purchaser hereby covenants to use reasonable efforts to enforce the provisions of the Leases which require the Tenants and/or third parties to reimburse the landlord for Property Expenses with respect to the Reconciliation Period. To the extent Seller or Purchaser receives any such Property Expense reimbursement payments with respect to the Reconciliation Period, the same shall constitute Revenues and shall be paid to Seller or Purchaser in the manner contemplated in Section 7.1(a)(i) hereof.

(iii)     Following the completion of the Property Expense Reconciliation, if the Property Expenses incurred and paid by Seller for that portion of the Reconciliation Period in question preceding the Closing exceed the reimbursed Property Expenses actually received by

Seller from the Tenants and/or third parties under the Leases (whether in the form of estimated payments or otherwise), with respect to the Reconciliation Period (“Property Expense Reimbursement Shortfall”), Purchaser shall pay to Seller an amount equal to such Property Expense Reimbursement Shortfall, to the extent that Purchaser shall have collected and received such actual identifiable amounts from the Tenants and/or third parties under the Leases, within fifteen (15) days following Purchaser’s collection and receipt of the same. If the reimbursed Property Expenses received by Seller from the Tenants and/or third parties under the Leases (whether in the form of estimated payments or otherwise), with respect to the Reconciliation Period preceding the Closing exceed the Property Expenses incurred and paid by Seller with respect to the Reconciliation Period (“Property Expense Reimbursement Surplus”), then Seller shall pay an amount equal to such Property Expense Reimbursement Surplus to Purchaser within fifteen (15) days after Seller’s receipt of the Property Expense Reconciliation. Upon Seller’s payment to Purchaser of any such Property Expense Reimbursement Surplus, Purchaser shall be obligated to reimburse or credit the Tenants for such Property Expense Reimbursement Surplus as required under their respective Leases.

(iv)     Seller and Purchaser hereby agree to reasonably cooperate with each other in connection with any disputes or claims by Tenants concerning the calculation of Property Expenses during the Reconciliation Period.

(c)     Security Deposits; Leasing Commissions and Tenant Inducements.   All unpaid Leasing Commissions owing pursuant to Leases that have been entered into on or before the date of the Argus Runs (including, without limitation, amendments thereto that have been entered into and options and rights thereunder that have been exercised, but this clause (c) shall not apply to any Leasing Commissions which may in the future be owing as a result of rights or options under existing Leases which have not yet been exercised), unpaid Tenant Inducements Costs and Security Deposits under the Leases shall be credited to Purchaser at the Closing, except to the extent that such Leasing Commissions and/or Tenant Inducement Costs are disclosed on the so-called “argus runs” delivered to Seller and described on Exhibit C (the “Argus Runs”). Purchaser shall also get a credit for any Leasing Commissions or Tenant Inducement Costs set forth in Leases or amendments to Leases entered into on or after the date of the Argus Runs (which credit shall only be to the extent such Leasing Commissions or Tenant Inducement Costs are not paid prior to Closing) unless such terms (or Leases or amendments) and the amounts of corresponding Leasing Commissions and Tenant Inducement Costs (i) were disclosed to Purchaser in writing (or delivery of copies) on or before the date which is three (3) Business Days prior to the Due Diligence Period Expiration Date or (ii) are consented to by Purchaser, in which case all such Leasing Commissions and Tenant Inducement Costs shall be subject to proration based upon Purchaser and Seller’s respective period of ownership during the term of the Lease (or remaining term if there is an amendment). As used in this Agreement, “Leasing Commissions” shall mean any and all commissions, finder’s fees or similar payments in connection with any Lease, including any options to extend, expand or renew. As used in this Agreement, “Tenant Inducement Costs” shall mean any rent abatements or reductions (full or partial), rent concessions, tenant improvements costs, lease buyout costs, moving, design and refurbishment allowances and reimbursements, reasonable attorney’s fees and disbursements incurred in connection, with the preparation and negotiation of the applicable Lease and any other out-of-pocket payments required under a Lease to be paid by the landlord thereunder to or for the benefit of the Tenant thereunder which is in the nature of a tenant inducement.

(d)     Final Accounting.   Seller and Purchaser acknowledge and agree that, on the Closing , Seller and Purchaser may not have sufficient information to conduct and complete a final proration of all items subject to proration pursuant to this Section 7.1. Accordingly, Seller and Purchaser agree that, as soon as is reasonably practicable after the Closing , Seller and Purchaser shall make a final accounting of all items relating to the Property to be prorated between Seller and Purchaser pursuant to this Section 7.1. In conjunction with the performance of such final accounting, following a request from Seller, Purchaser shall provide Seller with copies of all monthly and other statements sent to the Tenants itemizing amounts owing under the Leases by the Tenants (together with copies of invoices, statements and other supporting documentation evidencing such expenditures and tenant ledgers and related documentation evidencing how Revenues were applied, all as reasonably requested by Seller). In the event it is determined, pursuant to such final accounting, that any amounts are due and owing by Seller to Purchaser, then Seller shall cause such amounts to be paid to Purchaser within fifteen (15) days after such final accounting is completed. In the event it is determined, pursuant to such final accounting, that any amounts are due and owing by Purchaser to Seller, then Purchaser shall cause such amounts to be paid to Seller within fifteen (15) days after such final accounting is completed. All unpaid amounts shall accrue interest at the lesser of: (i) twelve percent (12%) per annum; or (ii) the maximum rate of interest allowable under applicable law, which interest, in either case, shall be deemed to accrue effective as of the date such payment was originally due.

(e)     Purchase Price Adjustments.   Seller and Purchaser acknowledge and agree that all of the costs, expenses, credits and prorations set forth in Section 7.1 shall be applied on the closing statement prepared by the Escrow Holder as an adjustment to the Purchase Price in accordance with the terms and conditions of Section 7.1.

7.2     Seller’s Closing Costs.   Sellers shall pay (i) Sellers’ own attorneys’ fees, (ii) any and all city and/or county documentary stamp or transfer taxes and sales taxes with respect to the sale of the Personal Property, if any, (iii) the cost of a CLTA Owners Policy of Title Insurance and costs relating to mechanic’s and materialmen’s liens coverage for each Real Property, (iv) any costs incurred in recording the Deed for each Real Property, (v) any costs incurred in connection with the assumption of the Loans which Seller agrees to pay pursuant to Section 5.4.3, and (vi) fifty percent (50%) of Escrow Agent’s escrow fee or escrow termination charge.

7.3     Purchaser’s Closing Costs.     Purchaser shall pay (i) fifty percent (50%) of Escrow Agent’s escrow fee or escrow termination charge, (ii) the cost of the ALTA portion of each Title Policy with any extended coverage or other title insurance endorsements ordered by Purchaser (except mechanic’s and materialmen’s coverage), (iii) the cost of any new survey of any Real Property or any update of the relevant Survey, (iv) any costs incurred in connection with Purchaser’s investigation of Property Pool B pursuant to Article V, including the cost of any new environmental assessment commissioned by Purchaser, (v) subject to the provisions of Section 5.4.3, any and all costs incurred in connection with the assumption of the Loans, and (vi) Purchaser’s own attorneys’ fees.

ARTICLE VIII

DISTRIBUTION OF FUNDS AND DOCUMENTS

8.1     Delivery of the Purchase Price.     At the Closing, Escrow Agent shall deliver the Purchase Price and the Common Equity A Portion to Sellers, and the transaction shall not be considered closed until such delivery occurs. However, if the Closing occurs for some, but not all of the Properties comprising Property Pool B and the Closing is extended for any of the Properties comprising Property Pool B, only a prorated portion of the Deposit (in the same percentage as the portion of the Purchase Price allocated to the Properties for which the Closing is extended) shall remain in Escrow as the “Deposit” with respect to such Properties for which the Closing is so extended for purposes of this Agreement.

8.2     Space Lease.     Seller desires to cause the applicable Seller and Plus LLC, on a joint and several basis, to lease certain space within the Properties following the Closing and Purchaser desires to cause the entities acquiring such Properties to lease such space to such entities and, accordingly, concurrently herewith, Seller shall cause such entities and Purchaser shall cause certain of the entities which shall acquire individual Properties to enter into space leases, respecting the lease of certain space within such Properties to such entities, which space leases shall be effective upon the Closing. .

8.3     Other Monetary Disbursements.     Escrow Agent shall, at the Closing, hold for personal pickup or arrange for wire transfer, (i) to Sellers, or order, as instructed by Sellers, all sums and any proration or other credits to which Seller is entitled and less any appropriate proration or other charges and (ii) to Purchaser, or order, as instructed by Purchaser, any excess funds therefore delivered to Escrow Agent by Purchaser and all sums and any proration or other credits to which Purchaser is entitled and less any appropriate proration or other charges.

8.4     Recorded Documents.     Escrow Agent shall cause the Deed and any other documents that Sellers or Purchaser desire to record to be recorded with the appropriate county recorder for each Real Property, and, after recording, returned to the grantee, beneficiary or person acquiring rights under said document or for whose benefit said document was required.

8.5     Documents to Purchaser.     Escrow Agent shall at the Closing deliver by overnight express delivery to Purchaser the following:

(1)	one (1) conformed copy of each Deed showing all recording data;
(2)	two (2) originals of each Bill of Sale and two (2) originals of each Assignment and Assumption;
(3)	two (2) originals of each FIRPTA Affidavit;
(4)	two (2) originals of each California Form 593-C;
(5)	one (1) original of the Closing Statement;
(6)	one (1) original of each Owner’s Affidavit; and
(7)	one (1) original of each Title Policy.
(8)	one (1) original of the Acceptable Assumption Accounts.

8.6     Documents to Seller.     Escrow Agent shall at the Closing deliver by overnight express delivery to Sellers, the following:

(1)	one (1) conformed copy of each Deed showing all recording data;
(2)	two (2) originals of each Bill of Sale and two (2) originals of each Assignment and Assumption;
(3)	two (2) originals of each FIRPTA Affidavit;
(4)	two (2) originals of each California Form 593-C;
(5)	one (1) original of the Closing Statement; and
(6)	one (1) copy of each Title Policy
(7)	one (1) original of the Acceptable Assumption Documents.

8.7     All Other Documents.     Escrow Agent shall at the Closing deliver by overnight express delivery, each other document received hereunder by Escrow Agent to the person acquiring rights under said document or for whose benefit said document was required.

ARTICLE IX

RETURN OF DOCUMENTS AND FUNDS UPON TERMINATION

9.1     Return of Seller’s Documents.     If escrow or this Agreement is terminated for any reason, Escrow Agent shall immediately refund the Deposit to Purchaser (except in the event of Seller’s retention of the Deposit as liquidated damages upon termination of this Agreement due to Purchaser’s default pursuant to Section 10.1 below), Purchaser shall, within five (5) days following such termination, deliver to Sellers all documents and materials relating to Property Pool B previously delivered to Purchaser by any Seller and copies of all reports, studies, documents and materials obtained by Purchaser from third parties in connection with Property Pool B and Purchaser’s investigation thereof. Such items shall be delivered without representation or warranty as to accuracy or completeness and with no right of Sellers to rely thereon without the consent of the third party. Escrow Agent shall deliver all documents and materials deposited by Sellers and then in Escrow Agent’s possession to Sellers and shall destroy any documents executed by both Purchaser and Sellers. Upon delivery by Escrow Agent to Sellers (or such destruction, as applicable) of such documents and materials, Escrow Agent’s obligations with regard to such documents and materials under this Agreement shall be deemed fulfilled and Escrow Agent shall have no further liability with regard to such documents and materials to any Seller or Purchaser.

9.2     Return of Purchaser’s Documents.     If escrow or this Agreement is terminated for any reason, Escrow Agent shall deliver all documents and materials deposited by Purchaser and then in Escrow Agent’s possession to Purchaser and shall destroy any documents executed by both Purchaser and Sellers. Upon delivery by Escrow Agent to Purchaser (or such destruction, as applicable) of such documents and materials, Escrow Agent’s obligations with regard to such documents and materials under this Agreement shall be deemed fulfilled and Escrow Agent shall have no further liability with regard to such documents and materials to any Seller or Purchaser.

9.3     Deposit.     If Escrow or this Agreement is terminated for any reason other than Purchaser’s breach or default under this Agreement, then Purchaser shall be entitled to obtain the return of the Deposit pursuant to Section 9.4 below. If any condition to Closing set forth in Section 3.1 is not satisfied (or deemed satisfied) or waived in writing by Purchaser with respect to any Real Property, a portion of the Deposit shall be refunded to Purchaser in an amount equal to the portion of the total Deposit attributable to the Real Property for which the condition is not satisfied (or deemed satisfied) or waived, based on the values set forth in Exhibit D. Pursuant to Section 6.1, Purchaser shall be obligated to close on all of the Real Properties remaining in Property Pool B within ten (10) days following the satisfaction of all conditions to Closing, subject to Section 6.3. If the Closing does not take place and Escrow or this Agreement is terminated solely due to Purchaser’s breach or default under this Agreement, then Sellers shall be entitled to the Deposit and Escrow Agent shall deliver the Deposit to Sellers pursuant to Section 9.4 below.

9.4     Disbursement of Deposit.     If Escrow Agent receives a notice from either party instructing Escrow Agent to deliver the Deposit to such party, Escrow Agent shall deliver a copy of the notice to the other party within three (3) days after receipt of the notice. If the other party does not object to the delivery of the Deposit as set forth in the notice within three (3) business days after receipt of the copy of the notice, Escrow Agent shall, and is hereby authorized to, deliver the Deposit to the party requesting it pursuant to the notice. Any objection hereunder shall be by notice setting forth the nature and grounds for the objection and shall be sent to Escrow Agent and to the party requesting the Deposit. Notwithstanding the foregoing, if Purchaser timely terminates or is deemed to have timely terminated this Agreement before 5:00 p.m. (California time) on the Due Diligence Period Expiration Date, Escrow Agent shall deliver the Deposit to Purchaser without the necessity of the consent of (or the failure to object by) Sellers.

9.5     No Effect on Rights of Parties; Survival.     The return of documents and monies as set forth above shall not affect the right of either party to seek such legal or equitable remedies as such party may have under Article X with respect to the enforcement of this Agreement. The obligations under this Article IX shall survive termination of this Agreement.

ARTICLE X

DEFAULT

10.1     Seller’s Remedies.     If this Agreement is terminated prior to the Closing solely as a result of the breach or default of Purchaser under this Agreement, then Seller shall be entitled to receive and retain the Deposit as liquidated damages as Sellers’ sole and exclusive remedy for such breach and Sellers and Purchaser shall be released from any further obligations hereunder. BY EXECUTING THIS PROVISION, PURCHASER AND SELLERS HEREBY ACKNOWLEDGE AND AGREE THAT SELLERS’ ACTUAL DAMAGES IN THE EVENT OF SUCH A BREACH OF THIS AGREEMENT BY PURCHASER WOULD BE EXTREMELY DIFFICULT OR IMPOSSIBLE TO DETERMINE, THAT THE AMOUNT OF THE DEPOSIT IS THE PARTIES’ BEST AND MOST ACCURATE ESTIMATE OF THE DAMAGES SELLERS WOULD SUFFER IN THE EVENT THE TRANSACTION PROVIDED FOR IN THIS

AGREEMENT FAILS TO CLOSE, AND THAT SUCH ESTIMATE IS REASONABLE UNDER THE CIRCUMSTANCES EXISTING ON THE DATE OF THIS AGREEMENT. PURCHASER AND SELLERS AGREE THAT SELLERS’ RIGHT TO RETAIN THE DEPOSIT SHALL BE THE SOLE AND EXCLUSIVE REMEDY OF SELLERS AT LAW OR EQUITY OR OTHERWISE IN THE EVENT OF SUCH A BREACH OF THIS AGREEMENT BY PURCHASER. NOTWITHSTANDING ANYTHING TO THE CONTRARY CONTAINED IN THIS SECTION 10.1, IF PURCHASER WRONGFULLY BRINGS AN ACTION AGAINST ANY SELLER FOR AN ALLEGED BREACH OR DEFAULT BY SUCH SELLER OF ITS OBLIGATIONS UNDER THIS AGREEMENT, WRONGFULLY RECORDS A LIS PENDENS OR OTHERWISE WRONGFULLY ENJOINS OR RESTRICTS SUCH SELLER’S ABILITY TO SELL AND TRANSFER ITS REAL PROPERTY OR WRONGFULLY REFUSES TO CONSENT TO OR INSTRUCT RELEASE OF THE DEPOSIT TO SELLERS IF REQUIRED BY ESCROW AGENT (EACH A “PURCHASER’S ACTION”), SELLER SHALL NOT BE RESTRICTED BY THE PROVISIONS OF THIS SECTION 10.1 FROM BRINGING AN ACTION AGAINST PURCHASER SEEKING EXPUNGEMENT OR RELIEF FROM ANY IMPROPERLY FILED LIS PENDENS, INJUNCTION OR OTHER RESTRAINT, AND/OR RECOVERING FEES, COSTS AND EXPENSES (INCLUDING REASONABLE ATTORNEYS’ FEES) WHICH SELLER MAY SUFFER OR INCUR AS A RESULT OF ANY PURCHASER’S ACTION BUT ONLY TO THE EXTENT THAT SELLER IS THE PREVAILING PARTY; AND THE AMOUNT OF ANY SUCH FEES, COSTS AND EXPENSES AWARDED TO SELLER SHALL BE IN ADDITION TO THE LIQUIDATED DAMAGES SET FORTH HEREIN. THE PAYMENT OF SUCH AMOUNT AS LIQUIDATED DAMAGES IS NOT INTENDED AS A FORFEITURE OR PENALTY WITHIN THE MEANING OF CALIFORNIA CIVIL CODE §3275 OR §3369, BUT IS INTENDED TO CONSTITUTE LIQUIDATED DAMAGES TO SELLER UNDER CALIFORNIA CIVIL CODE §§1671, 1676 AND 1677. NOTHING IN THIS AGREEMENT SHALL, HOWEVER, BE DEEMED TO LIMIT PURCHASER’S LIABILITY TO SELLER FOR ATTORNEYS’ FEES AND COSTS AS PROVIDED IN SECTION 16.5 BELOW.

BY EXECUTING THIS PROVISION, PURCHASER AND SELLERS EACH SPECIFICALLY CONFIRMS THE ACCURACY OF THE STATEMENTS MADE ABOVE AND THE FACT THAT EACH PARTY WAS REPRESENTED BY COUNSEL WHO EXPLAINED THE CONSEQUENCES OF THIS LIQUIDATED DAMAGES PROVISION AT THE TIME THIS AGREEMENT WAS MADE. PURCHASER AND SELLERS HAVE EXECUTED THIS PARAGRAPH IN ACCORDANCE WITH THE PROVISIONS OF SECTION 1677 OF THE CIVIL CODE OF THE STATE OF CALIFORNIA.

ACCEPTED AND AGREED TO:

PURCHASER:		SELLER:

PACIFIC OFFICE MANAGEMENT, INC., a Delaware corporation		GRE CARLTON PLAZA LLC, a Delaware limited liability company

By:	/s/ Matthew J. Root	By:	Guggenheim Plus Leveraged LLC,
Name:	Matthew J. Root		a Delaware limited liability company
Its:	Chief Investment Officer	Its:	Managing Member

			By:	/s/ Joseph P. Mahoney
			Name:	Joseph P. Mahoney
			Its:	Authorized Signatory

GRE MIRA MESA LLC, a Delaware limited liability company			TUSTIN-MICHELLE PARTNERS LLC, a Delaware limited partnership

By:	Guggenheim Plus Leveraged LLC,		By:	Guggenheim Plus Leveraged LLC,
	a Delaware limited liability company			a Delaware limited liability company
Its:	Managing Member		Its:	Managing Member

	By:	/s/ Joseph P. Mahoney		By:	/s/ Joseph P. Mahoney
	Name:	Joseph P. Mahoney		Name:	Joseph P. Mahoney
	Its:	Authorized Signatory		Its:	Authorized Signatory

GRE WARNER DESOTO LLC, a Delaware limited liability company			GRE WARNER CALIFA LLC, a Delaware limited liability company

By:	Guggenheim Plus Leveraged LLC,		By:	Guggenheim Plus Leveraged LLC,
	a Delaware limited liability company			a Delaware limited liability company
Its:	Managing Member		Its:	Managing Member

	By:	/s/ Joseph P. Mahoney		By:	/s/ Joseph P. Mahoney
	Name:	Joseph P. Mahoney		Name:	Joseph P. Mahoney
	Its:	Authorized Signatory		Its:	Authorized Signatory

GRE WARNER CANOGA LLC, a Delaware limited liability company			GRE EMPIRE TOWERS FOUR LLC, a Delaware limited liability company

By:	Guggenheim Plus Leveraged LLC,		By:	Guggenheim Plus Leveraged LLC,
	a Delaware limited liability company			a Delaware limited liability company
Its:	Managing Member		Its:	Managing Member

	By:	/s/ Joseph P. Mahoney		By:	/s/ Joseph P. Mahoney
	Name:	Joseph P. Mahoney		Name:	Joseph P. Mahoney
	Its:	Authorized Signatory		Its:	Authorized Signatory

GRE FOOTHILL LLC, a Delaware limited liability company

By:	Guggenheim Plus Leveraged LLC,
a Delaware limited liability company
Its:	Managing Member

	By:	/s/ Joseph P. Mahoney
	Name:	Joseph P. Mahoney
	Its:	Authorized Signatory

10.2     Cross-Default.     Purchaser and Sellers acknowledge that Purchaser is concurrently entering into the Property Pool A Agreement with entities directly or indirectly owned and/or controlled by Plus LLC or its affiliates. Both Purchaser and Sellers hereby agree and consent that the occurrence of a default by Purchaser under the Property Pool A Agreement shall constitute a default by Purchaser under this Agreement, and the occurrence of a default by the “Sellers” under the Property Pool A Agreement shall constitute a default by the Sellers under this Agreement. In the event of a default under the Property Pool A Agreement, Purchaser and Sellers shall each be entitled to exercise applicable remedies and perfect any and all rights in and under this Agreement.

10.3     Purchaser’s Remedies.     If the sale is not completed as herein provided solely by reason of any default of any Seller, Purchaser shall be entitled, as its sole and exclusive remedy, to either (i) terminate this Agreement (by delivering notice to Seller which includes a waiver of any right, title or interest of Purchaser in Property Pool B), in which event the Deposit shall be immediately returned to Purchaser and Seller shall reimburse to Purchaser within fifteen (15) days following request therefor accompanied by reasonable supporting documentation with respect thereto, Purchaser’s actual out-of-pocket third-party costs incurred as part of Purchaser’s proposed purchase of Property Pool B (including, without limitation, attorneys’ and consultants’ fees and costs in connection with negotiation of this Agreement and the conduct of due diligence efforts with respect to Property Pool B, not to exceed a maximum aggregate reimbursement pursuant to this clause (i) and any reimbursement made pursuant to clause (i) of Section 10.3 of the Property Pool A Agreement of Four Hundred Thousand Dollars ($400,000.00), or (ii) treat this Agreement as being in full force and effect and pursue only the specific performance of this Agreement, provided that Purchaser must notify Seller within forty-five (45) days after the scheduled Final Closing Date that Purchaser shall pursue an action for specific performance of this Agreement, and Purchaser must commence any action for specific performance within seventy-five (75) days after the scheduled Final Closing Date. Purchaser waives any right to pursue any other remedy at law or equity for such default of Seller, including, without limitation, any right to seek, claim or obtain damages (other than for costs under clause (i) above, and amounts to which Purchaser is entitled pursuant to Section 16.5 below), punitive damages or consequential damages. In no case shall any Seller ever be liable to Purchaser under any statutory, common law, equitable or other theory of law, either prior to or following the Closing, for any lost rents, profits, “benefit of the bargain,” business opportunities or any form of consequential damage in connection with any claim, liability, demand or cause of action in any way or manner relating to Property Pool B, the condition of any property in Property Pool B, this Agreement, or any transaction or matter between the parties contemplated hereunder. Purchaser’s remedies hereunder are in addition to the right to receive the return of the Deposit, subject to Section 9.4, to the extent it is not applied to the Purchase Price in connection with Purchaser’s action for specific performance.

ARTICLE XI

REPRESENTATIONS AND WARRANTIES

11.1     Seller’s Warranties and Representations.     The matters set forth in this Section 11.1 constitute representations and warranties made by each Seller which are now and (subject to matters contained in any notice given pursuant to the next succeeding sentence) shall, in all material respects, at the Closing be true and correct. If any Seller has actual knowledge that any of the representations and warranties contained in this Article XI may cease to be true, such Seller shall give prompt notice to Purchaser (which notice shall include copies of the instrument, correspondence, or document, if any, upon which such Seller’s notice is based). As used in this Section 11.1, the phrase “to the extent of Seller’s actual knowledge” shall mean the actual knowledge of those parties listed on Exhibit K attached hereto with respect to such Seller. There shall be no duty imposed or implied to investigate, inquire, inspect, or audit any such matters, and there shall be no personal liability on the part of such Seller’s knowledge parties, except that each of the Sellers represents and warrants to Purchaser that such Seller’s knowledge parties are the persons in such Seller’s organization with responsibility for the applicable Property most likely to have knowledge of the matters as to which representations and warranties are being made by such Seller under this Agreement, and is being made following review of such representations and warranties with the property manager for the applicable Property. To the extent Purchaser has or acquires actual knowledge or is deemed to know prior to the Closing that these representations and warranties are inaccurate, untrue or incorrect in any way and notwithstanding the same proceeds with the Closing, such representations and warranties shall be deemed modified to reflect Purchaser’s actual knowledge or deemed knowledge, provided that Seller shall be deemed to have breached its representation and warranty if the applicable representation and warranty (as qualified to Seller’s knowledge, if applicable, pursuant to this Agreement) was untrue in any materially adverse manner to Purchaser as of the date of this Agreement. Purchaser shall be deemed to know when representations or warranties is untrue, inaccurate or incorrect if this Agreement or any files, documents, materials, analyses, studies, tests or reports disclosed or made available to Purchaser prior to Closing contains information which is inconsistent with such representation and warranty. Seller shall notify Purchaser promptly upon learning any of the representations and warranties of Seller set forth in this Agreement are inaccurate, untrue or incorrect in any way (a “Seller’s Change Notice”), in the event of Seller’s delivery of such Seller’s Change Notice, Purchaser shall have the following rights and remedies: (x) if the applicable representation and warranty (as qualified to Seller’s knowledge, if applicable, pursuant to this Agreement) was untrue in any materially adverse manner to Purchaser as of the date of this Agreement, then Sellers shall be deemed to be in breach of this Agreement and Purchaser shall have the right to terminate this Agreement by delivery of written notice to Seller within ten (10) days following receipt of such Seller’s Change Notice, in which event the provisions of clause (i) of Section 10.3 above shall apply, and (y) if the applicable representation and warranty (as qualified to Seller’s knowledge, if applicable, pursuant to this Agreement) was not untrue as of the date of this Agreement, but is rendered untrue in any materially adverse manner to Purchaser by an occurrence first occurring after the date of this Agreement, then Purchaser may elect to terminate this Agreement by written notice delivered to Sellers within ten (10) days following receipt of the Seller’s Change Notice, but Sellers shall not be deemed to be in breach of this Agreement, and upon such termination, the Deposit shall be returned to Purchaser and the parties shall have no further obligations or liabilities to the other hereunder, except as expressly provided for in this Agreement. As used in this Agreement, the phrase “actual knowledge” of Purchaser shall mean the actual knowledge of those parties listed on Exhibit K attached hereto with respect to Purchaser, without duty of investigation or imputation of knowledge.

Subject to the foregoing, each Seller warrants and represents to the Purchaser as follows, solely with respect to such Seller and the Real Property owned by such Seller:

11.1.1     No Broker.     Seller has not engaged or dealt with any broker or finder in connection with the sale contemplated by this Agreement. FBR Capital Markets (the “Adviser”) is acting as an adviser to the Seller in connection with the sale contemplated by this Agreement. Seller shall pay an advisory fee to the Adviser in accordance with a separate agreement. Seller shall indemnify and hold harmless Purchaser from any claims, costs, damages or liabilities (including attorneys’ fees) arising from any breach of the representation contained in this Section 11.1.1 or if the same shall be based on any statement, representation or agreement by Seller with respect to the payment of any brokerage commissions or finder’s fees.

11.1.2     Organization.     Seller has been duly formed, validly exists and is in good standing in the jurisdiction of its formation and in the State of California.

11.1.3     Power and Authority.     Seller has the legal power, right and authority to enter into this Agreement and to consummate the transactions contemplated hereby.

11.1.4     Proceedings.     Seller has not received any written notice of any pending or threatened condemnation, land use, regulatory or similar proceeding affecting the Real Property owned by Seller.

11.1.5     Contravention.     Seller is not prohibited from consummating the transactions contemplated by this Agreement by any law, regulation, agreement, instrument, restriction, order or judgment.

11.1.6     Compliance.     Seller has not received written notice from any governmental authority that its Real Property is not, in material compliance with all applicable laws, except for such failures to comply, if any, which have been remedied.

11.1.7     Employees.     Seller has no employees.

11.1.8     Leases.     There are no Leases encumbering any Real Property that will survive Closing other than as set forth on the applicable Exhibit C. The Leases provided to Purchaser pursuant to Section 5.1 hereof are true and correct copies thereof and such Leases have not been amended or modified. Seller is the “Landlord” or “Lessor” under the Leases and has full power and authority to assign the same to Purchaser. Seller has not received written notice of any uncured event of default with respect to the performance of any of its obligations under the Leases and, except as may be disclosed on Exhibit O attached hereto, Seller has not delivered any written notice of any uncured event of default with respect to the performance of any of the Tenants’ obligations under the Leases which remains uncured. Each of the Leases is in full force and effect and there is no monetary default or material non-monetary default under any Lease by either the landlord or, to the best of Seller’s knowledge, the Tenant thereunder, except as disclosed on Exhibit O attached hereto. As of the date of the Argus Runs, except as disclosed on the Argus Runs, no Leasing Commissions, Tenant Inducement Costs or other amounts are currently payable to any person or entity under any agreement or understanding in connection with any Lease. Except for obligations which are the responsibility of Purchaser hereunder or are to be prorated pursuant to the term hereof, all of the work (including all tenant improvements) to be constructed and installed by the landlord in the leased premises pursuant to the Leases on or before Closing is complete and fully paid for and/or will be complete and fully paid for on or before the Closing.

11.1.9     Due Diligence Materials.     To the extent of Seller’s actual knowledge, (i) Sellers have provided or made available to Purchaser pursuant to Section 5.1 above, copies of all brokerage, listing and other Contracts relating to the Properties, (ii) each of the Financial Statements (as defined in Exhibit I) provided by or made available by Seller to Purchaser pursuant to Section 5.1 hereof presents fairly, completely and accurately, in all material respects, the results of operations for the respective periods covered thereby, and (iii) there are no Contracts which shall not be terminated as of the Closing

11.1.10     Litigation.     To the extent of Seller’s actual knowledge, there is no litigation affecting its Real Property which litigation is not covered by insurance.

11.1.11     Patriot Act.

(1)     Seller is in compliance with the requirements of Executive Order No. 133224, 66 Fed. Reg. 49079 (Sept. 25, 2001) (the “Order”) and other similar requirements contained in the rules and regulations of the Office of Foreign

Assets Control, Department of the Treasury (“OFAC”) and in any enabling legislation or other Executive Orders or regulations in respect thereof (the Order and such other rules, regulations, legislation, or orders are collectively called the “Orders”). Further, Seller covenants and agrees to make its policies, procedures and practices regarding compliance with the Orders, if any, available to Purchaser for its review and inspection during normal business hours and upon reasonable prior notice.

(2)     Neither Seller nor, to the actual knowledge of Seller, any beneficial owner of Seller (other than an owner of shares of stock traded on a public exchange):

(a)     is listed on the Specially Designated Nationals and Blocked Persons List maintained by OFAC pursuant to the Order and/or on any other list of terrorists or terrorist organizations maintained pursuant to any of the rules and regulations of OFAC or pursuant to any other applicable Orders (such lists are collectively referred to as the “Lists”);

(b)     is a person or entity who has been determined by competent authority to be subject to the prohibitions contained in the Orders; or

(c)     other than as to an owner of shares of stock traded on a public exchange, is owned or controlled by, or acts for or on behalf of, any person or entity on the Lists or any other person or entity who has been determined by competent authority to be subject to the prohibitions contained in the Orders.

11.1.12     Patriot Act Notice.     Seller hereby covenants and agrees that if Seller obtains knowledge that Seller or any of its beneficial owners becomes listed on the Lists or is indicted, arraigned, or custodially detained on charges involving money laundering or predicate crimes to money laundering, Seller shall immediately notify Purchaser in writing, and in such event, Purchaser shall have the right to terminate this Agreement, with full return of the Deposit to Purchaser, and without penalty or liability to Seller immediately upon delivery of written notice thereof to Seller.

11.1.13     Investment.     Seller represents that the shares of Common Stock being issued pursuant to Section 2.1.4 (the “Shares”) are being acquired by it with the present intention of holding such Shares for purposes of investment, and not with a view towards sale or any other distribution. Seller acknowledges that such Shares have not been registered under the Securities Act of 1933, as amended (the “Securities Act”) and may not be sold or otherwise disposed of in the absence of registration or exemption under the Securities Act and other applicable laws. Seller is an “accredited investor” as such term is defined in Regulation D promulgated under the Securities Act. Seller has such knowledge and experience in financial and business matters so as to be fully capable of evaluating the merits and risks of an investment in the Common Stock. Seller has received and reviewed, and understands the contents of, the Informational Materials (as defined below), and has been afforded the opportunity to ask questions of those persons it considers appropriate and to obtain any additional information it desires in respect of such Shares and the business, operations, conditions (financial and otherwise) and current prospects of the Purchaser. Seller has consulted its own financial, legal and tax advisors with respect to the economic, legal and tax consequences of delivery of such Shares and has not relied on the Informational Materials, the Purchaser or any of their officers, directors, affiliates or professional advisors for such advice as to such consequences. For purposes of this Section 11.1.13, “Informational Materials” shall include, collectively, (i) Purchaser’s Annual Report on Form 10-K for the year ended December 31, 2009; (ii) Purchaser’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2010 and June 30, 2010 (assuming the filing thereof prior to Closing); (iii) Purchaser’s Notice of Annual Meeting and Proxy Statement in connection with Purchaser’s 2010 Annual Meeting of Stockholders; (iv) Current Reports on Form 8-K since January 1, 2010; and (v) such other publicly-filed forms and information relating to the Purchaser.

11.1.14     Loan Documents.     A true, complete and correct list of the Loan Documents pertaining to the applicable Loan is described on Schedule 5.4. There are no agreements, modifications or waivers, written or oral, relating to the Loan other than described on Schedule 5.4. The Loans are in full force and effect and there are no defaults or events which, with the passage of time and/or notice, would constitute a default or an event of default thereunder.

11.2     Purchaser’s Warranties and Representations.     The matters set forth in this Section 11.2 constitute representations, warranties and covenants by Purchaser which are now and shall, at the Closing, be true and correct.

11.2.1     No Broker.     Except for the Adviser, Purchaser has not engaged or dealt with any broker, adviser or finder in connection with the sale contemplated by this Agreement. Purchaser shall indemnify and hold harmless Sellers from any claims, costs, damages or liabilities (including attorneys’ fees) arising from any breach of the representation contained in this Section 11.2.1 or if the same shall be based on any statement, representation or agreement by Purchaser with respect to the payment of any brokerage commissions or finder’s fees.

11.2.2     Power and Authority.     Purchaser has the legal power, right and authority to enter into this Agreement and to consummate the transactions contemplated hereby.

11.2.3     Independent Investigation.     The consummation of this transaction shall constitute Purchaser’s acknowledgment that it has independently inspected and investigated each Real Property and has made and entered into this Agreement based upon such inspection and investigation and its own examination of the condition of the Real Properties.

11.2.4     Purchaser Reliance.     Purchaser is experienced in and knowledgeable about the ownership and management of real estate, and it has relied and will rely exclusively on its own consultants, advisors, counsel, employees, agents, principals and/or studies, investigations and/or inspections with respect to Property Pool B, its condition, value and potential. Purchaser agrees that, notwithstanding the fact that it has received certain information from Sellers or Sellers’ agents or consultants, Purchaser has relied solely upon and will continue to rely solely upon its own analysis and will not rely on any information provided by Sellers or Sellers’ agents or consultants, except as expressly set forth in Section 11.1.

11.2.5     Patriot Act.

(1)     Purchaser is in compliance with the requirements of the Order and other similar requirements contained in the rules and regulations of OFAC and in any enabling legislation or other Orders. Further, Purchaser covenants and agrees to make its policies, procedures and practices regarding compliance with the Orders, if any, available to Seller for its review and inspection during normal business hours and upon reasonable prior notice.

(2)     Neither Purchaser nor, to the actual knowledge of Purchaser, any beneficial owner of Purchaser (other than an owner of shares of stock traded on a public exchange):

(a)     is listed on any List;

(b)     is a person or entity who has been determined by competent authority to be subject to the prohibitions contained in the Orders; or

(c)     other than as to an owner of shares of stock traded on a public exchange, is owned or controlled by, or acts for or on behalf of, any person or entity on the Lists or any other person or entity who has been determined by competent authority to be subject to the prohibitions contained in the Orders.

11.2.6     Patriot Act Notice.     Purchaser hereby covenants and agrees that if Purchaser obtains knowledge that Purchaser or any of its beneficial owners (other than an owner of shares of stock traded on a public exchange) becomes listed on the Lists or is indicted, arraigned, or custodially detained on charges involving money laundering or predicate crimes to money laundering, Purchaser shall immediately notify Seller in writing, and in such event, Seller shall have the right to terminate this Agreement with full return of the Deposit to Purchaser and without penalty or liability to Purchaser immediately upon delivery of written notice thereof to Purchaser.

11.3     No Other Warranties and Representations.     Except as specifically set forth in this Article XI or in the documents to be executed and delivered by Sellers to Purchaser as of the Closing (collectively, the “Sellers Closing Documents”), no Seller has made or authorized anyone to make, any warranty or representation as to any written materials delivered to Purchaser, the persons preparing such materials, the truth, accuracy or completeness of such materials, the present or future physical condition, development potential, zoning, building or land use law or compliance therewith, the operation, income generated by, or any other matter or thing affecting or relating to Property Pool B or any matter or thing pertaining to this Agreement. Purchaser expressly acknowledges that, except as specifically set forth in this Article XI or in the Sellers Closing Documents, no such warranty or representation has been made and that Purchaser is not relying on any warranty or representation whatsoever other than as is expressly set forth in this Article XI or in the Sellers Closing Documents. Purchaser shall accept each Real

Property “as is” and in its condition on the Effective Date, reasonable wear and tear and damage by casualty through and including the date of Closing excepted subject only to the express provisions of this Agreement and the Sellers Closing Documents and hereby acknowledges and agrees that SELLERS HAVE NOT MADE, DO NOT MAKE AND SPECIFICALLY NEGATE AND DISCLAIM ANY REPRESENTATIONS, WARRANTIES OR GUARANTIES OF ANY KIND OR CHARACTER WHATSOEVER, WHETHER EXPRESS OR IMPLIED, ORAL OR WRITTEN, PAST, PRESENT, FUTURE OR OTHERWISE, OF, AS TO, CONCERNING OR WITH RESPECT TO, PROPERTY POOL B EXCEPT AS EXPRESSLY SET FORTH IN SECTION 11.1 OR IN THE SELLERS CLOSING DOCUMENTS.

11.3.1     No Environmental Representations.     No Seller makes any representations or warranties as to whether the Real Property owned by such Seller contains asbestos, radon or any hazardous materials or harmful or toxic substances, or pertaining to the extent, location or nature of same, if any. Further, to the extent that any Seller has provided to Purchaser information from any inspection, engineering or environmental reports concerning asbestos, radon or any hazardous materials or harmful or toxic substances, such Seller makes no representations or warranties with respect to the accuracy or completeness, methodology of preparation or otherwise concerning the contents of such reports. Purchaser acknowledges that each Seller has provided necessary disclosures regarding the environmental condition of the Real Property owned by such Seller as required by California Health & Safety Code Section 25359.7.

11.3.2     Release of Claims.     Subject to the express provisions of this Agreement and the Sellers Closing Documents, Purchaser acknowledges and agrees that no Seller makes any representation or warranty as to, and Purchaser, for itself, its successors and assigns, hereby waives and releases each Seller from any present or future claims, at law or in equity, whether known or unknown, foreseeable or otherwise, arising from or relating to, Property Pool B, this Agreement or the transactions contemplated hereby and arising from or related to the presence or alleged presence of asbestos, radon or any hazardous materials or harmful or toxic substances in, on, under or about any Real Property, including without limitation any claims under or on account of (i) the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as the same may have been or may be amended from time to time, and similar state statutes, and any regulations promulgated thereunder, (ii) any other federal, state or local law, ordinance, rule or regulation, now or hereafter in effect, that deals with or otherwise in any manner relates to, environmental matters of any kind, or (iii) the common law. Purchaser hereby specifically acknowledges that Purchaser has carefully reviewed this Section 11.3.2 and has discussed its import with legal counsel and that the provisions of this Section 11.3.2 are a material part of this Agreement. PURCHASER ACKNOWLEDGES THAT IT IS FAMILIAR WITH AND VOLUNTARILY WAIVES ANY RIGHT OR BENEFIT ARISING FROM SECTION 1542 OF THE CIVIL CODE OF THE STATE OF CALIFORNIA WHICH PROVIDES AS FOLLOWS:

“A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS OR HER FAVOR AT THE TIME OF EXECUTING THE RELEASE WHICH IF

KNOWN BY HIM OR HER MUST HAVE MATERIALLY AFFECTED HIS OR HER SETTLEMENT WITH THE DEBTOR.”

WITH RESPECT TO THE LIMITED WAIVER AND RELEASE SPECIFIED ABOVE, PURCHASER WAIVES AND RELINQUISHES ANY RIGHT OR BENEFIT IT HAS OR MAY HAVE UNDER ANY SIMILAR PROVISION OF THE STATUTORY OR NON-STATUTORY LAW OF ANY JURISDICTION.

PURCHASER:		SELLER:

PACIFIC OFFICE MANAGEMENT, INC., a Delaware corporation		GRE CARLTON PLAZA LP, a Delaware limited partnership

By:	/s/ Matthew J. Root	By:	GRE Carlton Plaza GP LLC,
Name:	Matthew J. Root		a Delaware limited liability company
Its:	Chief Investment Officer	Its:	General Partner

			By:	/s/ Joseph P. Mahoney
			Name:	Joseph P. Mahoney
			Its:	Authorized Signatory

SELLER:		SELLER

TUSTIN-MICHELLE PARTNERS LLC, a Delaware limited partnership			GRE WARNER DESOTO LLC, a Delaware limited liability company

By:	Guggenheim Plus Leveraged LLC,		By:	Guggenheim Plus Leveraged LLC,
	a Delaware limited liability company			a Delaware limited liability company
Its:	Managing Member		Its:	Managing Member

	By:	/s/ Joseph P. Mahoney		By:	/s/ Joseph P. Mahoney
	Name:	Joseph P. Mahoney		Name:	Joseph P. Mahoney
	Its:	Authorized Signatory		Its:	Authorized Signatory

SELLER:			SELLER:

GRE WARNER DESOTO LLC, a Delaware limited liability company			GRE WARNER CALIFA LLC, a Delaware limited liability company

By:	Guggenheim Plus Leveraged LLC,		By:	Guggenheim Plus Leveraged LLC,
	a Delaware limited liability company			a Delaware limited liability company
Its:	Managing Member		Its:	Managing Member

	By:	/s/ Joseph P. Mahoney		By:	/s/ Joseph P. Mahoney
	Name:	Joseph P. Mahoney		Name:	Joseph P. Mahoney
	Its:	Authorized Signatory		Its:	Authorized Signatory

SELLER:			SELLER:

GRE WARNER CANOGA LLC, a Delaware limited liability company			GRE EMPIRE TOWERS FOUR LLC, a Delaware limited liability company

By:	Guggenheim Plus Leveraged LLC,		By:	Guggenheim Plus Leveraged LLC,
	a Delaware limited liability company			a Delaware limited liability company
Its:	Managing Member		Its:	Managing Member

	By:	/s/ Joseph P. Mahoney		By:	/s/ Joseph P. Mahoney
	Name:	Joseph P. Mahoney		Name:	Joseph P. Mahoney
	Its:	Authorized Signatory		Its:	Authorized Signatory

SELLER:			SELLER:

GRE FOOTHILL LLC, a Delaware limited liability company			GRE MIRA MESA LLC, a Delaware limited liability company

By:	Guggenheim Plus Leveraged LLC,		By:	Guggenheim Plus Leveraged LLC,
	a Delaware limited liability company			a Delaware limited liability company
Its:	Managing Member		Its:	Managing Member

	By:	/s/ Joseph P. Mahoney		By:	/s/ Joseph P. Mahoney
	Name:	Joseph P. Mahoney		Name:	Joseph P. Mahoney
	Its:	Authorized Signatory		Its:	Authorized Signatory

This Section 11.3.2 shall survive the Closing forever.

ARTICLE XII

CASUALTY AND CONDEMNATION

Promptly upon learning thereof, the applicable Seller shall give Purchaser written notice of any condemnation, damage or destruction of its Real Property occurring prior to the Closing.

12.1     Single Real Property.     If, prior to the Closing, all or a material portion of any one (1) Real Property is condemned, damaged or destroyed by an insured casualty, Purchaser shall have the option of either (i) applying the proceeds of any condemnation award or payment under any insurance policies (other than business interruption or rental loss insurance, unless allocable to the period from and after the Closing) toward the payment of the Purchase Price to the extent such condemnation awards or insurance payments have been received by Seller, and receiving a credit against the Purchase Price in an amount equal to any applicable deductible and/or self-insured amount under any such insurance policy and/or the estimated cost of repair of any uninsured casualty damage as reasonably estimated by an engineer engaged by Seller and reasonably acceptable to Purchaser, and receiving an assignment from Seller of Seller’s right, title and interest in any such awards or payments not theretofore received by Seller, or (ii) removing the affected Real Property from Property Pool B and closing the transaction as otherwise contemplated hereby with a reduction of the Purchase Price equal to the allocated value of such Real Property as set forth on Exhibit D.

12.2     Multiple Real Properties.     If, prior to the Closing, all or a material portion of more than one (1) Real Property is condemned, damaged or destroyed by an insured casualty, Purchaser shall have the option of either (i) applying the proceeds of any condemnation award or payment under any insurance policies (other than business interruption or rental loss insurance, unless allocable to the period from and after the Closing) toward the payment of the Purchase Price to the extent such condemnation awards or insurance payments have been received by Seller, receiving a credit against the Purchase Price in an amount equal to any applicable deductible and/or self-insured amount under any such insurance policy and/or the estimated cost of repair of any uninsured casualty damage as reasonably estimated by an engineer engaged by Seller and reasonably acceptable to Purchaser, and receiving an assignment from Seller of Seller’s right, title and interest in any such awards or payments not theretofore received by

Seller, or (ii) removing the affected Real Properties from Property Pool B and closing the transaction as otherwise contemplated hereby with a reduction of the Purchase Price equal to the allocated values of such Real Properties as set forth on Exhibit D.

12.3     Non-Material Portion.     If, prior to the Closing, a portion of any Real Property is condemned, damaged or destroyed and such portion is not a material portion of such Real Property, the proceeds of any condemnation award or payment under any insurance policies shall be applied toward the payment of the Purchase Price to the extent such condemnation awards or insurance payments have been received by Seller, Seller shall credit against the Purchase Price the amount of any applicable deductible and/or self-insured amount under any insurance policies and/or the estimated cost of repair of any uninsured casualty damage, and Seller shall assign to Purchaser all of Seller’s right, title and interest in any unpaid awards or payments. For purposes of this Article XII, the term “material portion” shall mean condemnation, damage or destruction of a portion of any Real Property, the value of which is greater than five percent (5%) of the allocated value of such Real Property as set forth on Exhibit D, or an absence of reasonable access to such Real Property. Notwithstanding the provisions of Section 12.1 and Section 12.2, if the damage or destruction of a Real Property arises out of an uninsured risk in an amount greater than five percent (5%) of the Purchase Price allocated to such Real Property as reasonably estimated by an engineer engaged by Seller and reasonably acceptable to Purchaser, Seller may elect, by written notice (a “Removal Notice”) to Purchaser delivered within ten (10) days of the occurrence of such damage or destruction to remove the affected Real Property from Property Pool B, in which event the transaction shall close as otherwise contemplated hereby without such removed Real Property and with a reduction of the Purchase Price equal to the allocated values of such removed Real Property as set forth on Exhibit D; provided further, that if Seller so delivers a Removal Notice electing to remove the affected Real Property from Property Pool B, Purchaser may elect, by written notice delivered to Seller within ten (10) days following receipt of such Removal Notice from Seller, to nullify Seller’s election, in which event such affected Real Property shall not be removed from Property Pool B but the maximum credit which Purchaser may receive at the Closing allocable to the uninsured damage to such affected Real Property shall be five percent (5%) of the Purchase Price allocated to such Real Property.

ARTICLE XIII

CONDUCT PRIOR TO CLOSING

13.1     Conduct.     From and after the date hereof, each Seller shall operate the Real Property owned by such Seller in accordance with its standard business procedures. Without limiting the generality of the foregoing, prior to the Closing or the earlier termination of this Agreement, subject to casualty events, each Seller shall maintain its respective Real Property in substantially its present condition, subject to normal wear and tear, and each Seller shall not materially diminish the quality or quantity of maintenance and upkeep services heretofore provided to the Real Property. During the period from the date hereof until the Closing or earlier termination of this Agreement, each Seller shall discontinue all marketing efforts with respect to the sale of the Property and shall terminate all negotiations with any other person or entity other than Purchaser for the sale or disposition of the Property.

13.2    Actions Prohibited.    No Seller shall, without the prior written approval of Purchaser, which approval will not be unreasonably withheld or delayed:

(i)    make any material structural alterations or additions to any Real Property except, upon written notice to Purchaser, as (a) in the ordinary course of operating such property, (b) required for maintenance and repair, or (c) required by this Agreement;

(ii)    sell, transfer, encumber or change the status of title of all or any portion of any Real Property;

(iii)    change or attempt to change, directly or indirectly, the current zoning of any Real Property in a manner materially adverse to it; or

(iv)    cancel, amend or modify, in a manner materially adverse to any Real Property, any license or permit held by Seller with respect to any Real Property or any part thereof which would be binding upon Purchaser after the Closing.

13.3    New Leases and Contracts and Pre-Closing Notices.    Following the full execution and delivery of this Agreement and prior to the Due Diligence Period Expiration Date and Purchaser’s delivery of the Second Deposit to Escrow Agent, no Seller may enter into, amend, modify or terminate any new or existing Lease or Contract without providing Purchaser with written notice of the same together with a copy thereof. After the Due Diligence Period Expiration Date and Purchaser’s delivery of the Second Deposit to Escrow Agent, no Seller may enter into, amend, modify or terminate any new or existing Lease or Contract without Purchaser’s consent, which consent shall not be unreasonably withheld, conditioned or delayed. Notwithstanding the preceding sentence, a Seller may enter into, amend, modify or terminate any new or existing Contracts at any time without Purchaser’s consent, but upon reasonable prior written notice to Purchaser, if doing so is in the ordinary course of operating the Real Property owned by such Seller and the contract (i) will not be binding on Purchaser or (ii) is cancelable on thirty (30) days or less notice without penalty or premium. As used in this Agreement, “Contracts” shall mean all written or oral: (a) insurance, management, leasing, security, janitorial, cleaning, pest control, waste disposal, landscaping, advertising, service, maintenance, operating, repair, collective bargaining, employment, employee benefit, severance, franchise, licensing, supply, purchase, consulting, professional service, advertising, promotion, public relations and other contracts and commitments in any way relating to the Property or any part thereof, together with all supplements, amendments and modifications thereto; and (b) equipment leases and all rights and options of Seller thereunder, together with all supplements, amendments and modifications thereto; provided that the “Contracts” shall specifically exclude the Leases.

If any Seller shall request Purchaser’s approval to any of the foregoing matters, Purchaser shall have three (3) business days from its receipt of such request to give such Seller notice of its approval or disapproval of such matter. If Purchaser does not give such notice, such matter shall be deemed approved by Purchaser.

During the time period commencing upon the date hereof and terminating on the Closing or the earlier termination of this Agreement, Seller shall deliver to Buyer prompt notice of: (A)

the occurrence of any inspections of any Real Property by any governmental authority; (B) any actual or alleged default by a party to any Contract; (C) any actual or alleged default by any party to any Lease; (D) any notices of violations of laws, ordinances, orders, directives, regulations or requirements issued by; filed by or served by any governmental agency against Seller or any Property.

13.4    Confidentiality.    Upon the execution of this Agreement, that certain letter agreement between Plus LLC and Purchaser dated October 9, 2009, each Seller and Purchaser shall terminate and be of no further force or effect. Purchaser shall treat all of items delivered by Sellers to Purchaser pursuant to this Agreement prior to the Closing as confidential and proprietary information of Sellers. Purchaser shall hold such information in confidence and shall not disclose such information or materials to any third-parties other than Purchaser’s attorneys, employees, agents, consultants, contractors, subcontractors, accountants and existing and prospective investors and lenders on a “need to know” basis. Purchaser shall instruct any such outside parties described above to whom such disclosure is made to treat and hold such information as confidential and proprietary. The covenants of Purchaser set forth in this Section 13.4 shall not apply to any information that: (a) is, or subsequently becomes, part of the public domain other than as a result of a breach of this Agreement by Purchaser; (b) was communicated to Purchaser from other sources prior to the time of disclosure by Sellers to Purchaser and such prior knowledge can be reasonably demonstrated by Purchaser; and/or (c) is required by law to be disclosed. Nothing contained herein shall preclude Purchaser from disclosing all or any portion of such confidential information or materials: (1) pursuant to or in connection with a judicial order, governmental inquiry, subpoena, or other legal process; (2) in order to initiate, defend or otherwise pursue legal proceedings between the parties in connection with this Agreement; and/or (3) to the extent required in the good faith judgment of Purchaser’s counsel by securities laws and related regulations in connection with the Common Stock Follow-on Offering, provided that to the extent of any disclosure or marketing materials making reference to Sellers (beyond merely identifying Sellers) or “Guggenheim Plus Leveraged LLC” or any other use of the “Guggenheim” name, such reference shall be subject to Sellers’ review and approval, which approval shall not be unreasonably withheld and which approval shall be deemed to be granted if written notice withholding approval and specifying the reasonable basis therefor is not delivered to Purchaser within one (1) business day following receipt of Purchaser’s request for approval pursuant hereto. The covenants and agreements of Purchaser set forth in the foregoing provisions of this Section 13.4 hereof shall not survive the Closing. For a period of thirty (30) days following the Closing, Purchaser shall not issue a press release or otherwise communicate with media representatives regarding the sale and purchase contemplated by this Agreement to the extent such press release or communication makes reference to Sellers (beyond merely identifying Sellers) or “Guggenheim Plus Leveraged LLC” or any other use of the “Guggenheim” name, unless such reference has been reviewed and approved by Sellers, which approval shall not be unreasonably withheld and which approval shall be deemed to be granted if written notice withholding approval and specifying the reasonable basis therefor is not delivered to Purchaser within one (1) business day following receipt of Purchaser’s request for approval pursuant hereto.

13.5    Right to Cure.    If any title defect or other matter which would entitle Purchaser to terminate this Agreement shall first arise after Purchaser notifies Sellers of its approval pursuant to Section 5.3 and prior to the Closing or if any Seller shall have breached any representation or warranty hereunder, such Seller may elect, by written notice to Purchaser, to cure such title defect or other matter by causing it to be removed, insured over or bonded to cure such breach in a manner reasonably acceptable to Purchaser and Seller may adjourn the Closing for the applicable Property for up to thirty (30) days to do so. Nothing contained in this Section 13.5 shall require any Seller to cure any such title defect or other matter or to incur any liability or expense to do so except as may be otherwise expressly provided in Section 5.3.1 or elsewhere in this Agreement.

13.6    Contract Cancellation.    Seller shall terminate as of the Closing any property management agreement, listing or brokerage agreement or other Contracts affecting any Real Property without cost to Purchaser and Purchaser shall not be responsible for any salaries, benefits or other compensation due to onsite employees of the current property manager, brokers or other third parties under such Contracts.

13.7    Purchaser Covenant.    The REIT shall use its commercially reasonable efforts to file with the U.S. Securities and Exchange Commission any reports required to be filed by it under the Securities Exchange Act of 1934, as amended, to the extent required to enable Seller to sell the Shares without registration under the Securities Act within the limitation of the exemptions provided by Rule 144 under the Securities Act (or any comparable successor rules), but subject to the restrictions on sale or transfer of the Shares included in Section 2.1.4. The REIT shall furnish to any holder of the Shares upon request a written statement executed by the REIT as to the steps it has taken to comply with the current public information requirement of Rule 144 under the Securities Act (or such comparable successor rules). The REIT shall use its commercially reasonable efforts to facilitate and expedite transfers of the Shares pursuant to Rule 144 under the Securities Act, which efforts shall include timely notice to its transfer agent to expedite such transfers of Shares, provided that such transfers are then permitted pursuant to the terms of this Agreement.

Prior to the issuance thereof, the REIT shall use its commercially reasonable efforts to cause the Shares to be listed on the New York Stock Exchange (or such other national securities exchange on which the Common Stock is then listed) and shall use its commercially reasonable efforts to maintain such listing for so long as the Seller holds the Shares.

The REIT will use its commercially reasonable efforts to cause the Shares to constitute “covered securities” for the purposes of Section 18 of the Securities Act by maintaining the listing of the Common Stock on the New York Stock Exchange or such other qualifying national securities exchange. In the event that the Shares cease to constitute “covered securities,” the Purchaser shall file such documents as may be necessary to register or qualify the Shares under the securities or “blue sky” laws of such states as the Seller may reasonably request, and use its reasonable efforts to cause such filings to become effective in a timely manner; provided, however, that the REIT shall not be obligated to qualify as a foreign corporation to do business under the laws of any such state in which it is not then qualified or to file any general consent to service of process in any such state. Once such filings are effective, the Purchaser shall use its reasonable efforts to keep such filings effective until such time as all of the Shares have been disposed of by the Seller.

ARTICLE XIV

NOTICES

All notices, demands or other communications given hereunder, by the parties hereto or their respective counsel on their behalf, shall be in writing, and shall be deemed to have been duly delivered (i) upon the delivery (or refusal to accept delivery) by messenger or overnight express delivery service (or, if such date is not on a business day, on the business day next following such date), or (ii) on the third (3rd) business day next following the date of its mailing by certified mail, postage prepaid, at a post office maintained by the United States Postal Service, or (iii) upon the receipt by facsimile transmission as evidenced by a receipt transmission report (followed by delivery by one of the other means identified in (i)-(ii)), addressed as follows:

If to Purchaser, to:

Pacific Office Management, Inc.

10188 Telesis Court, Suite 222

San Diego, California 92121

Attn: Matthew J. Root, Chief Investment Officer

Telephone (858) 678-8500

Facsimile (858) 678-8504

with a copy to:

Pacific Office Management, Inc.

233 Wilshire Boulevard, Suite 310

Santa Monica, California 90401

Attn: Tamara Edwards, Esq.

Telephone (310) 395-3348

Facsimile: (310) 395-2741

and with a copy to:

Cox, Castle & Nicholson LLP

555 California Street, 10th Floor

San Francisco, California 94104

Attn: Scott Brooks, Esq.

Telephone (415) 392-4200

Facsimile: (415) 392-4250

If to Sellers or any Seller, to:

Guggenheim Plus Leveraged LLC

c/o Guggenheim Partners

4 Copley Place

Boston, MA 02116

Attention: Joseph P. Mahoney

Telephone: (617) 536-5539

Facsimile: (617) 536-5455

with a copy to:

Goodwin Procter LLP

Exchange Place

Boston, MA 02109

Attention: Samuel L. Richardson, Esq.

Telephone: (617) 570-1878

Facsimile: (617) 227-8591

If to Escrow Agent, to:

First American Title Insurance Company

National Commercial Services

4380 La Jolla Village Drive, Suite #200

San Diego, CA 92122

Attn: Frank “Skip” Santy

Telephone: (858) 410-2155

Facsimile: (877) 461-2093

Either party may, by notice given as aforesaid, change the address or addresses, or designate an additional address or additional addresses, for its notices, provided, however, that no notice of a change of address shall be effective until actual receipt of such notice.

ARTICLE XV

TRANSFER OF POSSESSION

15.1    Transfer of Possession.    Possession of the Real Properties shall be transferred to Purchaser at the time of Closing subject to the Permitted Encumbrances.

15.2    Delivery of Documents at Closing.    At the time of Closing, each Seller shall deliver to Purchaser originals or copies of any additional documents, instruments or records in the possession of such Seller or its agents which are necessary for the ownership and operation of the Real Properties, including, without limitation (a) originals, or if the originals are not available, copies of all of the Leases, Permits and Entitlements and other Intangible Property in Seller’s possession or control, (b) a letter to each of the Tenants under the Leases, in form and substance reasonably satisfactory to Purchaser, advising such Tenants of the sale of the Property to Purchaser and directing the Tenants to tender all future payments under the Leases to

Purchaser, (c) an updated, current rent roll relating to the Real Property, certified by Sellers as being true, correct and complete in all material respects as of a date not earlier than two (2) days prior to the Closing, which shall provide the basis for estimated prorations at Closing pursuant to this Agreement, and (d) all keys and security cards, if any, relating to the Real Property, and such additional documents, instructions or other items as may be necessary to operate any security systems on the Real Property.

ARTICLE XVI

GENERAL PROVISIONS

16.1    Captions.    Captions in this Agreement are inserted for convenience of reference only and do not define, describe or limit the scope or the intent of this Agreement or any of the terms hereof.

16.2    Exhibits.    All exhibits referred to herein and attached hereto are a part hereof.

16.3    Entire Agreement.    This Agreement contains the entire agreement between the parties relating to the transaction contemplated hereby and all prior or contemporaneous agreements, understandings, representations and statements, oral or written, are merged herein.

16.4    Modification.    No modification, waiver, amendment, discharge or change of this Agreement shall be valid unless the same is in writing and signed by the party against which the enforcement of such modification, waiver, amendment, discharge or change is or may be sought.

16.5    Attorneys’ Fees.    Should any party hereto employ an attorney for the purpose of enforcing or construing this Agreement, or any judgment based on this Agreement, in any legal proceeding whatsoever, including insolvency, bankruptcy, arbitration, declaratory relief or other litigation, the prevailing party shall be entitled to receive from the other party or parties thereto reimbursement for all reasonable attorneys’ fees and all costs, whether incurred at the trial or appellate level, including but not limited to service of process, filing fees, court and court reporter costs, investigative costs, expert witness fees and the cost of any bonds, whether taxable or not, and such reimbursement shall be included in any judgment, decree or final order issued in that proceeding. The “prevailing party” means the party in whose favor a judgment, decree, or final order is rendered.

16.6    Governing Law.    This Agreement shall be construed and enforced in accordance with the laws of California.

16.7    Time of Essence.    Time is of the essence to this Agreement and to all dates and time periods set forth herein.

16.8    Survival of Warranties.    Only those warranties and representations contained in Sections 11.1 and 11.2 and the provisions of Section 11.3 shall survive the Closing, the delivery of the Deed and the payment of the Purchase Price, provided that (i) such representations and warranties (but not such provisions) shall cease and terminate twelve (12) months after the date of Closing, except in respect of any representation or warranty as to which Purchaser or Seller, as the case may be, shall have commenced, on or before such twelve (12) month anniversary, a legal proceeding based on the breach thereof as of the date of Closing, and then only for so long as such proceeding shall continue and limited to the breach therein claimed, (ii) Seller shall have no liability to Purchaser with respect to any representation or warranty that relate to a particular Seller or a particular Real Property unless and until the damages suffered by Purchaser as a result thereof shall equal or exceed fifteen one-hundredths percent (0.15%) of the allocated value of such Real Property as set forth in Exhibit D, and (iii) the maximum total liability for which Seller shall be responsible with respect to all representations and warranties shall not exceed the Maximum Liability Cap (as defined below) in the aggregate. Unless otherwise expressly herein stated to survive, all other representations, covenants, indemnities, conditions and agreements contained herein shall merge into and be superseded by the various documents executed and delivered at Closing and shall not survive the Closing. Seller shall have no liability to Purchaser after Closing for any matter disclosed by Seller or learned by Purchaser prior to Closing.

16.9    Assignment by Purchaser.    Purchaser may not assign its rights under this Agreement; except, however, that Purchaser shall have the right to assign this Agreement, separately as to each of the Properties (including, without limitation, as provided in Section 5.4.2 above), to (i) any entity in which Purchaser or any entity controlled by, controlling or under common control with Purchaser has an interest; or (ii) to a tenancy in common structure in which one or more of the tenants in common is an entity in which Purchaser or any entity controlled by, controlling or under common control with Purchaser has an interest, without Seller’s consent or approval, provided, (a) Purchaser delivers to the applicable Seller written notice of its intention to do so at least five (5) business days prior to Closing, which notice shall include the legal name and structure of the proposed assignee, as well as any other information that Seller may reasonably request including compliance with Section 11.2.6 (compliance may be in the form of the proposed assignee making the same representation as in Section 11.2.6), (b) Purchaser and the proposed assignee shall execute an assignment and assumption of this Agreement in form and substance reasonably satisfactory to such Seller, (c) in no event shall any assignment of this Agreement release or discharge Purchaser from any liability or obligation hereunder, and (d) in the event of an assignment by Purchaser to one or more entities where Purchaser and/or one or more entities controlled by, controlling or under common control with Purchaser are to acquire less than a fifty percent (50%) interest in Property Pool B at Closing, then Seller may elect, by written notice delivered to Purchaser within three (3) days following receipt of written notice of such assignment, to require Purchaser to pay all of the Purchase Price in cash or other immediately available funds (without any transfer of Common Stock), subject to the terms of this Agreement. Seller’s failure to deliver such written notice within such three (3) day period electing whether or not to require Purchaser to pay all of the Purchase Price in cash or other immediately available funds shall be deemed to constitute Seller’s election to require Purchaser to pay all of the Purchase Price in cash or other immediately available funds (without any transfer of Common Stock).

16.10    Severability.    If any term, covenant, condition, provision or agreement herein contained is held to be invalid, void or otherwise unenforceable by any court of competent jurisdiction, the fact that such term, covenant, condition, provision or agreement is invalid, void or otherwise unenforceable shall in no way affect the validity or enforceability of any other term, covenant, condition, provision or agreement herein contained.

16.11    Successors and Assigns.    All terms of this Agreement shall be binding upon, inure to the benefit of and be enforceable by, the parties hereto and their respective legal representatives, successors and assigns (subject to Section 16.9).

16.12    Interpretation.    Sellers and Purchaser acknowledge each to the other that both they and their counsel have reviewed and revised this Agreement and that the normal rule of construction to the effect that any ambiguities are to be resolved against the drafting party shall not be employed in the interpretation of this Agreement or any amendments or exhibits hereto.

16.13    Counterparts.    This Agreement may be executed in any number of counterparts, each of which so executed shall be deemed an original; such counterparts shall together constitute but one agreement.

16.14    Recordation.    This Agreement may not be recorded and any attempt to do so shall be of no effect whatsoever.

16.15    Limitation on Liability.    In any action brought to enforce the obligations of any Seller under this Agreement or any other document delivered in connection herewith (including, without limitation, any amount owing pursuant to Section 3 of the Assignment and Assumption), the judgment or decree shall be subject to the provisions of Section 16.8 and shall, otherwise in any event, be enforceable against each Seller only up to a maximum of three percent (3%) of the allocated value of Seller’s Real Property as set forth in Exhibit D, and against Sellers in the aggregate of three percent (3%) of the Purchase Price (“Maximum Liability Cap”). No shareholder, officer, employee or agent of or consultant to, or of, Seller shall be held to any personal liability hereunder, and no resort shall be had to their property or assets, or the property or assets of Seller for the satisfaction of any claims hereunder or in connection with the affairs of Seller. Furthermore, Seller’s liability under this Agreement is explicitly limited to Seller’s interest in Property Pool B, including any proceeds thereof. Purchaser shall have no recourse against any other property or assets of Seller, the general account of Seller, any separate account of Seller, or to any of the past, present or future, direct or indirect, shareholders, partners, members, managers, principals, directors, officers, agents, incorporators, affiliates or representatives of Seller (collectively, “Seller Parties”) or of any of the assets or property of any of the foregoing for the payment or collection of any amount, judgment, judicial process, arbitral award, fee or cost or for any other obligation or claim arising out of or based upon this Agreement and requiring the payment of money by Seller. Except as otherwise expressly set forth in this Section 16.15, neither Seller nor any Seller Party shall be subject to levy, lien, execution, attachment or other enforcement procedure for the satisfaction of any of Purchaser’s rights or remedies under or with respect to this Agreement, at law, in equity or otherwise. Purchaser shall not seek enforcement of any judgment, award, right or remedy against any property or asset of Seller or any Seller Parties other than Seller’s interest in Property Pool B or any proceeds thereof. The provisions of this Section 16.15 shall survive the termination of this Agreement.

16.16    Business Day.    As used in this Agreement, “business day” shall be deemed to be any day other than a day on which banks in the state of California shall be permitted or required to close and all references to time of day herein shall refer to California time.

16.17    Waiver of Jury Trial.    PURCHASER AND SELLERS HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE THE RIGHT TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT OR ANY DOCUMENTS CONTEMPLATED TO BE EXECUTED IN CONNECTION HEREWITH, OR ANY COURSE OF CONDUCT, COURSE OF DEALINGS, STATEMENTS (WHETHER ORAL OR WRITTEN) OR ANY ACTIONS OF EITHER PARTY ARISING OUT OF OR RELATED IN ANY MANNER WITH THIS AGREEMENT OR PROPERTY POOL B (INCLUDING WITHOUT LIMITATION, ANY ACTION TO RESCIND OR CANCEL THIS AGREEMENT OR ANY CLAIMS OR DEFENSES ASSERTING THAT THIS AGREEMENT WAS FRAUDULENTLY INDUCED OR IS OTHERWISE VOID OR VOIDABLE). THIS WAIVER IS A MATERIAL INDUCEMENT FOR SELLER AND PURCHASER TO ENTER INTO AND ACCEPT THIS AGREEMENT AND THE DOCUMENTS TO BE DELIVERED BY PURCHASER AND SELLER AT CLOSING, AND SHALL SURVIVE THE CLOSING OR TERMINATION OF THIS AGREEMENT. Each party hereby authorizes and empowers the other to file this Section 16.17 and this Agreement with the clerk or judge of any court of competent jurisdiction as a written consent to waiver of jury trial. Purchaser and Sellers agree and intend that this paragraph constitutes a written consent to waiver of trial by jury within the meaning of California Code of Civil Procedure Section 631(a)(2).

16.18    Exchange Cooperation.    Purchaser may acquire Property Pool B as part of an Internal Revenue Code tax deferred exchange for the benefit of Purchaser. Sellers agree to assist and cooperate with the other in such exchange at no cost, expense or liability to itself and further agree to execute any and all documents (subject to the reasonable approval of legal counsel) as are reasonably necessary in connection with such exchange. As part of any exchange, Sellers and Purchaser shall not be obligated to acquire or convey any other property as part of such exchange. No permitted assignment hereunder shall relieve Purchaser of liability hereunder.

16.19    Seller Requirements.    Upon Purchaser’s written request, for a period of two (2) years following the Closing, Seller shall make Seller’s Books and Records available to Purchaser for inspection, copying and audit by Purchaser’s designated accountants, at Purchaser’s expense, to enable or assist any of Purchaser, the REIT or any of their respective affiliates (collectively, the “Public Reporting Entities”), or their successors and assigns, to make any necessary or appropriate filings (as specified on Exhibit P attached hereto), if, as and when such filing may be required by the Securities and Exchange Commission (“SEC”) or otherwise by applicable law. Furthermore, and without limiting the foregoing, for a period of two (2) years following the Closing, Seller, or, in the event Seller is dissolved, an affiliate of Seller acceptable to Purchaser in Purchaser’s sole discretion, shall execute the form of audit letter contained in Exhibit Q attached hereto, as the same may be modified from time to time, as and when requested by Purchaser. The covenants and agreements set forth in this Section hereof shall survive the Closing for a period of two (2) years.

ARTICLE XVII

ESCROW AGENT DUTIES AND DISPUTES

17.1    Other Duties of Escrow Agent.    Escrow Agent shall not be bound in any way by any other agreement or contract between any Seller and Purchaser, whether or not Escrow Agent has knowledge thereof. Escrow Agent’s only duties and responsibilities with respect to the Deposit shall be to hold the Deposit and other documents delivered to it as agent and to dispose of the Deposit and such documents in accordance with the terms of this Agreement. Without limiting the generality of the foregoing, Escrow Agent shall have no responsibility to protect the Deposit and shall not be responsible for any failure to demand, collect or enforce any obligation with respect to the Deposit or for any diminution in value of the Deposit from any cause, other than Escrow Agent’s negligence or willful misconduct. Escrow Agent may, at the expense of Seller and Purchaser, consult with counsel and accountants in connection with its duties under this Agreement. Escrow Agent shall not be liable to the parties hereto for any act taken, suffered or permitted by it in good faith in accordance with the advice of counsel and accountants. Escrow Agent shall not be obligated to take any action hereunder that may, in its reasonable judgment, result in any liability to it unless Escrow Agent shall have been furnished with reasonable indemnity satisfactory in amount, form and substance to Escrow Agent.

17.2    Disputes.    Escrow Agent is acting as a stakeholder only with respect to the Deposit. If there is any dispute as to whether Escrow Agent is obligated to deliver the Deposit or as to whom the Deposit is to be delivered, Escrow Agent shall not make any delivery, but shall hold the Deposit until receipt by Escrow Agent of an authorization in writing, signed by all the parties having an interest in the dispute, directing the disposition of the Deposit, or, in the absence of authorization, Escrow Agent shall hold the Deposit until the final determination of the rights of the parties in an appropriate proceeding. Escrow Agent shall have no responsibility to determine the authenticity or validity of any notice, instruction, instrument, document or other item delivered to it, and it shall be fully protected in acting in accordance with any written notice, direction or instruction given to it under this Agreement and believed by it to be authentic. If written authorization is not given, or proceedings for a determination are not begun, within thirty (30) days after the date scheduled for the closing of title and diligently continued, Escrow Agent may, but is not required to, bring an appropriate action or proceeding for leave to deposit the Deposit with a court of the State of California pending a determination. Escrow Agent shall be reimbursed for all costs and expenses of any action or proceeding, including, without limitation, attorneys’ fees and disbursements incurred in its capacity as Escrow Agent, by the party determined not to be entitled to the Deposit. Upon making delivery of the Deposit in the manner provided in this Agreement, Escrow Agent shall have no further liability hereunder. In no event shall Escrow Agent be under any duty to institute, defend or participate in any proceeding that may arise between Sellers and Purchaser in connection with the Deposit.

17.3    Reports.    Escrow Agent shall be responsible for the timely filing of any reports or returns required pursuant to the provisions of Section 6045(e) of the Internal Revenue Code of 1986 (and any similar reports or returns required under any state or local laws) in connection with the closing of the transaction contemplated by this Agreement.

17.4    Option Consideration.    In consideration for each Seller’s removal of the Real Properties from the market and Purchaser’s right to terminate this Agreement on or prior to the Due Diligence Period Expiration Date, together with the Deposit, Purchaser shall deliver an amount equal to One Thousand Dollars ($1,000) (the “Option Consideration”) to the Escrow Agent, which Option Consideration shall be immediately be released to Sellers by Escrow Agent and shall be non-refundable under any circumstances (but shall be applied to the Purchase Price at Closing).

[Signature page to follow]

IN WITNESS WHEREOF, this Agreement has been executed as of the date first set forth above.

PURCHASER:

PACIFIC OFFICE MANAGEMENT, INC., a Delaware corporation

By:	/s/ Matthew J. Root
Name:	Matthew J. Root
Its:	Chief Investment Officer

SELLER:

GRE CARLTON PLAZA LP, a Delaware limited partnership			TUSTIN-MICHELLE PARTNERS LLC, a Delaware limited partnership

By:	GRE Carlton Plaza GP LLC, a Delaware limited liability company		By:	Guggenheim Plus Leveraged LLC, a Delaware limited liability company
Its:	General Partner		Its:	Managing Member

	By:	/s/ Joseph P. Mahoney		By:	/s/ Joseph P. Mahoney
	Name:	Joseph P. Mahoney		Name:	Joseph P. Mahoney
	Its:	Authorized Signatory		Its:	Authorized Signatory

GRE WARNER DESOTO LLC, a Delaware limited liability company			GRE WARNER CALIFA LLC, a Delaware limited liability company

By:	Guggenheim Plus Leveraged LLC, a Delaware limited liability company		By:	Guggenheim Plus Leveraged LLC, a Delaware limited liability company
Its:	Managing Member		Its:	Managing Member

	By:	/s/ Joseph P. Mahoney		By:	/s/ Joseph P. Mahoney
	Name:	Joseph P. Mahoney		Name:	Joseph P. Mahoney
	Its:	Authorized Signatory		Its:	Authorized Signatory

[Signature Page to Sale, Purchase and Escrow Agreement]

GRE WARNER CANOGA LLC, a Delaware limited liability company			GRE EMPIRE TOWERS FOUR LLC, a Delaware limited liability company

By:	Guggenheim Plus Leveraged LLC, a Delaware limited liability company		By:	Guggenheim Plus Leveraged LLC, a Delaware limited liability company
Its:	Managing Member		Its:	Managing Member

	By:	/s/ Joseph P. Mahoney		By:	/s/ Joseph P. Mahoney
	Name:	Joseph P. Mahoney		Name:	Joseph P. Mahoney
	Its:	Authorized Signatory		Its:	Authorized Signatory

GRE FOOTHILL LLC, a Delaware limited liability company			GRE MIRA MESA LLC, a Delaware limited liability company

By:	Guggenheim Plus Leveraged LLC, a Delaware limited liability company		By:	Guggenheim Plus Leveraged LLC, a Delaware limited liability company
Its:	Managing Member		Its:	Managing Member

	By:	/s/ Joseph P. Mahoney		By:	/s/ Joseph P. Mahoney
	Name:	Joseph P. Mahoney		Name:	Joseph P. Mahoney
	Its:	Authorized Signatory		Its:	Authorized Signatory

[Signature Page to Sale, Purchase and Escrow Agreement]

CONSENT AND AGREEMENT OF ESCROW AGENT

The undersigned Escrow Agent hereby agrees to (i) accept the foregoing Agreement, (ii) be escrow agent under said Agreement, and (iii) be bound by said Agreement in the performance of its duties as escrow agent.

FIRST AMERICAN TITLE INSURANCE COMPANY

By:	/s/ Lynn Graham
LYNN GRAHAM
[Print Name]

Its:
Title

[Consent and Agreement of Escrow Agent]

EXHIBIT A-1

Description of Carlton Plaza Real Property

See Attached.

A-1-1

CARLTON PLAZA

Real property in the City of Los Angeles, County of Los Angeles, State of California, described as follows:

PARCEL 1:

THAT PORTION OF LOT 114 OF TRACT NO. 2605, IN THE CITY OF LOS ANGELES, COUNTY OF LOS ANGELES, STATE OF CALIFORNIA, AS PER MAP RECORDED IN BOOK 27 PAGES 55 TO 75 INCLUSIVE OF MAPS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY, DESCRIBED AS FOLLOWS:

BEGINNING AT THE NORTHWESTERLY CORNER OF SAID LOT 114; THENCE NORTH 69 DEGREES 32 MINUTES 15 SECONDS EAST ALONG THE NORTHERLY LINE OF SAID LOT 114, A DISTANCE OF 216 FEET; THENCE SOUTH 20 DEGREES 27 MINUTES 45 SECONDS EAST PARALLEL WITH THE WESTERLY LINE OF LOT 114, A DISTANCE OF 503 FEET; THENCE SOUTH 69 DEGREES 32 MINUTES 15 SECONDS WEST PARALLEL WITH THE NORTHERLY LINE OF SAID LOT 114, A DISTANCE OF 216 FEET TO THE WESTERLY LINE THEREOF; THENCE NORTH 20 DEGREES 27 MINUTES 45 SECONDS WEST ALONG SAID WESTERLY LINE 503 FEET TO THE POINT OF BEGINNING.

PARCEL 2:

THAT PORTION OF LOT 114 OF TRACT NO. 2605, IN THE CITY OF LOS ANGELES, COUNTY OF LOS ANGELES, STATE OF CALIFORNIA, AS PER MAP RECORDED IN BOOK 27 PAGE 55 TO 75 INCLUSIVE ET SEQ., OF MAPS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY, DESCRIBED AS FOLLOWS.

BEGINNING AT A POINT IN THE NORTHERLY LINE OF SAID LAND, DISTANT NORTH 69 DEGREES 32 MINUTES 15 SECONDS EAST 216 FEET FROM THE NORTHWESTERLY CORNER OF SAID LAND; THENCE NORTH 69 DEGREES 32 MINUTES 15 SECONDS EAST ALONG SAID NORTHERLY LINE 96 FEET; THENCE PARALLEL WITH THE WESTERLY LINE OF SAID LAND, SOUTH 20 DEGREES 27 MINUTES 45 SECONDS EAST 503 FEET; THENCE PARALLEL WITH SAID NORTHERLY LINE, SOUTH 69 DEGREES 32 MINUTES 15 SECONDS WEST 96 FEET; THENCE PARALLEL WITH SAID WESTERLY LINE, NORTH 20 DEGREES 27 MINUTES 45 SECONDS WEST 503 FEET TO THE POINT OF BEGINNING.

APN: 2166-014-020

A-1-2

EXHIBIT A-2

Description of Toshiba Real Property

See Attached.

A-2-1

TOSHIBA

Real property in the City of Tustin, County of Orange, State of California, described as follows:

LOT 4 OF TRACT NO. 8590, AS SHOWN ON A MAP RECORDED IN BOOK 346, PAGES 19 TO 24 INCLUSIVE OF MISCELLANEOUS MAPS, RECORDS OF ORANGE COUNTY, CALIFORNIA.

EXCEPT ALL OIL, OIL RIGHTS, MINERALS, MINERAL RIGHTS, NATURAL GAS RIGHTS, AND OTHER HYDROCARBONS BY WHATSOEVER NAME KNOWN THAT MAY BE WITHIN OR UNDER THE PARCEL OF LAND HEREINABOVE DESCRIBED TOGETHER WITH THE PERPETUAL RIGHT OF DRILLING, MINING, EXPLORING, AND OPERATING THEREFOR AND STORING IN AND REMOVING THE SAME FROM SAID LAND OR ANY OTHER LAND, INCLUDING THE RIGHT TO WHIPSTOCK OR DIRECTIONALLY DRILL AND MINE FROM LANDS OTHER THAN THOSE HEREINABOVE DESCRIBED, OIL OR GAS WELLS, TUNNELS AND SHAFTS INTO, THROUGH OR ACROSS THE SUBSURFACE OF THE LAND HEREINABOVE DESCRIBED, AND TO BOTTOM SUCH WHIPSTOCKED OR DIRECTIONALLY DRILLED WELLS, TUNNELS AND SHAFTS UNDER AND BENEATH OR BEYOND THE EXTERIOR LIMITS THEREOF, AND TO REDRILL, RETUNNEL, EQUIP, MAINTAIN, REPAIR, DEEPEN AND OPERATE ANY SUCH WELLS OR MINES WITHOUT, HOWEVER, THE RIGHT TO DRILL, MINE, STORE, EXPLORE AND OPERATE THROUGH THE SURFACE OR THE UPPER 500 FEET OF THE SUBSURFACE OF THE LAND HEREINABOVE DESCRIBED, AS RESERVED BY THE IRVINE COMPANY, A WEST VIRGINIA CORPORATION, BY DEED RECORDED APRIL 25, 1974 IN BOOK 11128, PAGE 266 OF OFFICIAL RECORDS.

ALSO EXCEPT ALL OIL, OIL RIGHTS, MINERALS, MINERAL RIGHTS, NATURAL GAS RIGHTS, AND OTHER HYDROCARBONS BY WHATSOEVER NAME KNOWN, GEOTHERMAL STEAM AND ALL PRODUCTS DERIVED FROM ANY OF THE FOREGOING, THAT MAY BE WITHIN OR UNDER THE PARCEL OF LAND HEREINABOVE DESCRIBED TOGETHER WITH THE PERPETUAL RIGHT OF DRILLING, MINING, EXPLORING AND OPERATING THEREFOR AND REMOVING THE SAME FROM SAID LAND OR ANY OTHER LAND, INCLUDING THE RIGHT TO WHIPSTOCK OR DIRECTIONALLY DRILL AND MINE FROM LANDS OTHER THAN THOSE HEREINABOVE DESCRIBED, OIL OR GAS WELLS, TUNNELS AND SHAFTS INTO, THROUGH OR ACROSS THE SUBSURFACE OF THE LAND HEREINABOVE DESCRIBED, AND TO BOTTOM SUCH WHIPSTOCKED OR DIRECTIONALLY DRILLED WELLS, TUNNELS AND SHAFTS UNDER AND BENEATH OR BEYOND THE EXTERIOR LIMITS THEREOF, AND TO REDRILL, RETUNNEL, EQUIP, MAINTAIN, REPAIR, DEEPEN AND OPERATE ANY SUCH WELLS OR MINES WITHOUT, HOWEVER, THE RIGHT TO DRILL, MINE, STORE, EXPLORE AND OPERATE THROUGH THE SURFACE OR THE UPPER 500 FEET OF THE SUBSURFACE OF THE LAND HEREINABOVE DESCRIBED, AS RESERVED IN THE DEED FROM THE IRVINE COMPANY, A MICHIGAN CORPORATION, SUCCESSOR BY MERGER WITH IRVINE INDUSTRIAL COMPLEX, A CALIFORNIA CORPORATION, RECORDED MARCH 31, 1978 IN BOOK 12616, PAGE 685 OF OFFICIAL RECORDS.

A-2-2

ALSO EXCEPT ANY AND ALL WATER RIGHTS OR INTEREST IN WATER RIGHTS NO MATTER HOW ACQUIRED IN CONNECTION WITH OR WITH RESPECT TO SAID LAND, WHETHER SUCH WATER RIGHTS SHALL BE RIPARIAN, OVERLYING, APPROPRIATIVE, PERCOLATING, PRESCRIPTIVE OR CONTRACTUAL, PROVIDED, HOWEVER, THAT THE EXCEPTION AND RESERVATION SHALL NOT HAVE ANY RIGHT TO ENTER UPON THE SURFACE OF SAID LAND IN THE EXERCISE OF SUCH RIGHTS, AS RESERVED IN THE DEED FROM THE IRVINE COMPANY, A MICHIGAN CORPORATION, SUCCESSOR BY MERGER WITH IRVINE INDUSTRIAL COMPLEX, A CALIFORNIA CORPORATION, RECORDED MARCH 31, 1978 IN BOOK 12616, PAGE 685 OF OFFICIAL RECORDS.

APN: 432-471-16

A-2-3

EXHIBIT A-3

Description of Warner Real Property

See Attached.

A-3-1

WARNER CENTER I

Real property in the City of Los Angeles, County of Los Angeles, State of California, described as follows:

THE LAND REFERRED TO IN THIS POLICY IS SITUATED IN THE STATE OF CALIFORNIA, COUNTY OF LOS ANGELES, AND IS DESCRIBED AS FOLLOWS:

PARCEL 1:

PARCEL “B” OF PARCEL MAP L.A. NO. 4368, IN THE CITY OF LOS ANGELES, COUNTY OF LOS ANGELES, STATE OF CALIFORNIA, AS PER MAP FILED IN BOOK 117, PAGES 84 AND 85 OF PARCEL MAPS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY.

PARCEL 2:

THE EASEMENTS FOR RECIPROCAL ACCESS, INGRESS AND EGRESS OVER, ON AND ACROSS ALL DRIVEWAYS AND PARKING AREAS GRANTED UNDER THE TERMS AND PROVISIONS OF THAT CERTAIN DECLARATION OF COVENANTS, CONDITIONS AND RESTRICTIONS AND GRANT OF CERTAIN PARKING EASEMENTS RECORDED NOVEMBER 15, 2002 AS INSTRUMENT NO. 02-2766387, OFFICIAL RECORDS, AND FURTHER DISCLOSED BY THAT CERTAIN RECIPROCAL PARKING AGREEMENT WHICH RECORDED SEPTEMBER 29, 2003 AS INSTRUMENT NO. 03-2869626, OFFICIAL RECORDS AND AMENDED JUNE 5, 2008 AS INSTRUMENT NO. 08-995366.

PARCEL 3:

A NON-EXCLUSIVE PRIVATE SEWER EASEMENT OVER A STRIP OF LAND 10’ 0” IN WIDTH, THE CENTER LINE OF WHICH BEGINS AT A POINT ON THE NORTHERLY BOUNDARY OF LOT A OF PARCEL MAP L.A. NO. 4368 AS FILED IN BOOK 117, PAGES 84 AND 85 OF PARCEL MAPS 75 FEET WEST OF THE EAST BOUNDARY ON SAID LOT A’S SOUTHERLY BOUNDARY 217 FEET WEST OF THE EAST BOUNDARY OF SAID LOT A. THE SIDELINES OF SAID STRIP OF LAND TO BE LENGTHENED OR SHORTENED SO AS TO END ON THE NORTHERLY AND SOUTHERLY BOUNDARIES OF SAID LOT A, AS DISCLOSED BY THAT CERTAIN COVENANT AND AGREEMENT WHICH RECORDED MARCH 24, 1983 AS INSTRUMENT NO. 83-327702, OFFICIAL RECORDS.

APN: 2149-002-014

A-3-2

WARNER CENTER II

Real property in the City of Los Angeles, County of Los Angeles, State of California, described as follows:

THE LAND REFERRED TO IN THIS POLICY IS SITUATED IN THE STATE OF CALIFORNIA, COUNTY OF LOS ANGELES, AND IS DESCRIBED AS FOLLOWS:

PARCEL 1:

PARCEL “B” OF PARCEL MAP L.A. NO. 4368, IN THE CITY OF LOS ANGELES, COUNTY OF LOS ANGELES, STATE OF CALIFORNIA, AS PER MAP FILED IN BOOK 117, PAGES 84 AND 85 OF PARCEL MAPS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY.

PARCEL 2:

THE EASEMENTS FOR RECIPROCAL ACCESS, INGRESS AND EGRESS OVER, ON AND ACROSS ALL DRIVEWAYS AND PARKING AREAS GRANTED UNDER THE TERMS AND PROVISIONS OF THAT CERTAIN DECLARATION OF COVENANTS, CONDITIONS AND RESTRICTIONS AND GRANT OF CERTAIN PARKING EASEMENTS RECORDED NOVEMBER 15, 2002 AS INSTRUMENT NO. 02-2766387, OFFICIAL RECORDS, AND FURTHER DISCLOSED BY THAT CERTAIN RECIPROCAL PARKING AGREEMENT WHICH RECORDED SEPTEMBER 29, 2003 AS INSTRUMENT NO. 03-2869626, OFFICIAL RECORDS.

PARCEL 3:

A NON-EXCLUSIVE PRIVATE SEWER EASEMENT OVER A STRIP OF LAND 10’ 0” IN WIDTH, THE CENTER LINE OF WHICH BEGINS AT A POINT ON THE NORTHERLY BOUNDARY OF LOT A OF PARCEL MAP L.A. NO. 4368 AS FILED IN BOOK 117, PAGES 84 AND 85 OF PARCEL MAPS 75 FEET WEST OF THE EAST BOUNDARY ON SAID LOT A’S SOUTHERLY BOUNDARY 217 FEET WEST OF THE EAST BOUNDARY OF SAID LOT A. THE SIDELINES OF SAID STRIP OF LAND TO BE LENGTHENED OR SHORTENED SO AS TO END ON THE NORTHERLY AND SOUTHERLY BOUNDARIES OF SAID LOT A, AS DISCLOSED BY THAT CERTAIN COVENANT AND AGREEMENT WHICH RECORDED MARCH 24, 1983 AS INSTRUMENT NO. 83-327702, OFFICIAL RECORDS.

APN: 2149-002-014

A-3-3

EXHIBIT A-4

Description of Empire IV Real Property

See Attached.

A-4-1

EMPIRE TOWERS IV

Real property in the City of Ontario, County of San Bernardino, State of California, described as follows:

PARCEL A:

THAT PORTION OF PARCEL 6 OF PARCEL MAP NO. 15508, IN THE CITY OF ONTARIO, COUNTY OF SAN BERNARDINO, STATE OF CALIFORNIA, AS PER MAP RECORDED IN BOOK 195, PAGES 28 THROUGH 30, INCLUSIVE, OF PARCEL MAPS IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY, DESCRIBED AS FOLLOWS:

BEGINNING AT THE MOST WESTERLY CORNER OF SAID PARCEL 6, SAID POINT BEING ON THE SOUTHEASTERLY LINE OF MERCEDES LANE (44.00 FOOT HALF WIDTH) AS SHOWN ON SAID PARCEL MAP NO. 15508;

THENCE ALONG THE SOUTHWESTERLY LINE OF SAID PARCEL 6 THE FOLLOWING THREE COURSES:

SOUTH 37° 31’ 30” EAST, 84.47 FEET, TO THE BEGINNING OF A CURVE CONCAVE NORTHEASTERLY, HAVING A RADIUS OF 303.00 FEET;

THENCE SOUTHEASTERLY ALONG SAID CURVE, 160.36 FEET, THROUGH A CENTRAL ANGLE OF 30° 19’ 22” TO THE BEGINNING OF A COMPOUND CURVE CONCAVE NORTHEASTERLY HAVING A RADIUS OF 1597.60 FEET, FROM WHICH A RADIAL LINE BEARS SOUTH 22° 09’ 08” WEST; THENCE SOUTHEASTERLY ALONG SAID CURVE, 150.42 FEET, THROUGH A CENTRAL ANGLE OF 05° 23’ 41” TO THE MOST SOUTHERLY CORNER OF SAID PARCEL 6;

THENCE ALONG THE SOUTHEASTERLY LINE OF SAID PARCEL 6 AND THE NORTHERLY PROLONGATION THEREOF, NORTH 27° 14’ 59” EAST, 201.27 FEET;

THENCE SOUTH 62° 45’ 42” EAST, 7.99 FEET;

THENCE NORTH 27° 14’ 18” EAST, 129.90 FEET;

THENCE SOUTH 83° 11’ 07” EAST, 11.92 FEET;

THENCE NORTH 52° 05’ 19” EAST, 15.70 FEET;

THENCE NORTH 18° 26’ 21” EAST, 24.26 FEET TO A POINT ON THE NORTHERLY LINE OF SAID PARCEL 6, SAID POINT ALSO BEING ON THE SOUTHERLY LINE OF CONCOURS DRIVE (66.00 FOOT HALF WIDTH) AS SHOWN ON SAID PARCEL MAP NO. 15508, SAID POINT BEING THE BEGINNING OF A NON-TANGENT CURVE CONCAVE NORTHERLY HAVING A RADIUS OF 1166.00 FEET, FROM WHICH A RADIAL LINE BEARS NORTH 18° 26’ 21” EAST;

A-4-2

THENCE WESTERLY ALONG SAID CURVE AND THE NORTHERLY LINE OF SAID PARCEL 6, 297.24 FEET, THROUGH A CENTRAL ANGLE OF 14° 36’ 22” TO THE BEGINNING OF A REVERSE CURVE CONCAVE SOUTHERLY HAVING A RADIUS OF 23.00 FEET; FROM WHICH A RADIAL LINE BEARS SOUTH 33° 02’ 43” EAST;

THENCE WESTERLY ALONG SAID CURVE, 34.83 FEET, THROUGH A CENTRAL ANGLE OF 86° 46’ 11” TO THE NORTHWESTERLY LINE OF SAID PARCEL 6, SAID LINE ALSO BEING THE SOUTHEASTERLY LINE OF SAID MERCEDES LANE; THENCE ALONG SAID NORTHWESTERLY LINE, SOUTH 36° 16’ 32” WEST, 76.84 FEET TO THE BEGINNING OF A CURVE CONCAVE NORTHWESTERLY HAVING A RADIUS OF 844.00 FEET;

THENCE SOUTHWESTERLY ALONG SAID CURVE AND CONTINUING ALONG SAID NORTHWESTERLY LINE, 238.63 FEET, THROUGH A CENTRAL ANGLE OF 16° 11’ 58” TO THE POINT OF BEGINNING.

AS SHOWN AS PROPOSED PARCEL A ON EXHIBIT “B” ATTACHED TO THAT CERTAIN LOT LINE ADJUSTMENT NUMBER LLA06-001, RECORDED OCTOBER 10, 2006 AS INSTRUMENT NUMBER 2006-0687491 OFFICIAL RECORDS.

EXCEPTING THEREFROM ALL OIL, GAS AND OTHER HYDROCARBONS, NON-HYDROCARBON GASSES OR GASEOUS SUBSTANCES, ALL OTHER MINERALS OF WHATSOEVER NATURE WITHOUT REGARD TO SIMILARITY TO THE ABOVE MENTIONED SUBSTANCES, AND ALL SUBSTANCES THAT MAY BE PRODUCED THEREWITH FROM THE PROPERTY, AS RESERVED IN THE DEED FROM CHEVRON LAND AND DEVELOPMENT COMPANY, RECORDED MARCH 31, 1988 AS INSTRUMENT NO. 88-095116, OFFICIAL RECORDS;

ALSO EXCEPTING AND RESERVING TO CHEVRON LAND AND DEVELOPMENT COMPANY BY SAID DEED ALL GEOTHERMAL RESOURCES, EMBRACING INDIGENOUS STEAM, HOT WATER AND HOT SPRINGS, STEAM AND OTHER GASES, HOT WATER AND HOT BRINES RESULTING FROM WATER, GAS OR OTHER FLUIDS ARTIFICIALLY INTRODUCED INTO SUBSURFACE FORMATIONS, HEAT OR OTHER ASSOCIATED ENERGY FOUND BENEATH THE SURFACE OF THE EARTH, AND BYPRODUCTS OF ANY OF THE FOREGOING SUCH AS MINERALS (EXCLUSIVE OF OIL OR HYDROCARBON GAS THAT CAN BE SEPARATELY PRODUCED) WHICH ARE FOUND IN SOLUTION OR ASSOCIATION WITH OR DERIVED FROM ANY OF THE FOREGOING;

ALSO EXCEPTING AND RESERVING TO CHEVRON LAND AND DEVELOPMENT COMPANY BY SAID DEED THE SOLE AND EXCLUSIVE RIGHT FROM TIME TO TIME TO BORE, DRILL AND MAINTAIN WELLS AND OTHER WORKS INTO OR THROUGH SAID PROPERTY AND THE ADJOINING STREETS, ROADS AND HIGHWAYS BELOW A DEPTH OF 500 FEET FROM THE SURFACE THEREOF FOR THE PURPOSE OF EXPLORING FOR AND PRODUCING ENERGY RESOURCES, TO PRODUCE, INJECT, STORE AND REMOVE FROM AND THROUGH SUCH WELLS OR WORKS, OIL, GAS, WATER AND OTHER SUBSTANCES OF WHATEVER NATURE, INCLUDING THE

A-4-3

RIGHT TO PERFORM BELOW SAID DEPTH ANY AND ALL OPERATIONS DEEMED NECESSARY OR CONVENIENT FOR THE EXERCISE OF SUCH RIGHTS.

PARCEL B:

THE NON-EXCLUSIVE EASEMENT OF ENJOYMENT AS SET FORTH IN SECTION 3.1 IN THE DECLARATION RECORDED DECEMBER 28, 1983 AS INSTRUMENT NO. 83-304769 OF OFFICIAL RECORDS AND AMENDMENTS THERETO.

PARCEL C:

THE NON-EXCLUSIVE EASEMENTS OF ENJOYMENT FOR INGRESS, EGRESS, DRIVEWAY AND COMMON UTILITY FACILITIES AS SET FORTH IN SECTION 4.2.1 AND 4.3 OF THE DECLARATION RECORDED APRIL 10, 2002 AS INSTRUMENT NO. 02-176133 OF OFFICIAL RECORDS, AS AMENDED BY THAT CERTAIN DOCUMENT ENTITLED “AGREEMENT TO TERMINATE EASEMENT AND GRANT OF NEW EASEMENT” RECORDED MARCH 16, 2007 AS INSTRUMENT 2007-0167562 OF OFFICIAL RECORDS, OVER PORTIONS OF PARCELS 1 AND 5 AS SHOWN ON PARCEL MAP NO. 15508, OVER PORTIONS OF PARCELS B AND C OF THAT CERTAIN LOT LINE ADJUSTMENT NUMBER LLA06-001 RECORDED OCTOBER 10, 2006 AS INSTRUMENT NO. 2006-0687491 OFFICIAL RECORDS, AND OVER PORTIONS OF PARCEL A OF THAT CERTAIN LOT LINE ADJUSTMENT NUMBER LLA 05-001 RECORDED OCTOBER 21, 2005 AS INSTRUMENT NO. 2005-0788994 OFFICIAL RECORDS;

EXCEPTING THEREFROM ANY PORTION LYING WITHIN THE ABANDONED EASEMENT AREA AS DESCRIBED AND SHOWN ON EXHIBIT A TO THAT CERTAIN DOCUMENT ENTITLED “AGREEMENT TO TERMINATE EASEMENT AND GRANT OF NEW EASEMENT” RECORDED MARCH 16, 2007 AS INSTRUMENT 2007-0167562 OF OFFICIAL RECORDS.

PARCEL D:

THE NON-EXCLUSIVE EASEMENTS OF ENJOYMENT (1) FOR DRIVEWAY, WALKWAY, PARKING LOT AND SIDEWALK FOR THE PURPOSE OF PEDESTRIAN AND VEHICULAR INGRESS, EGRESS AND PASSAGE OVER THAT PORTION OF PARCELS 6 AND 8 OF PARCEL MAP NO. 15508, IN THE CITY OF ONTARIO, COUNTY OF SAN BERNARDINO, STATE OF CALIFORNIA, AS SHOWN BY MAP ON FILE IN BOOK 195 PAGES 28 THROUGH 30, INCLUSIVE, OF PARCEL MAPS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY, LYING WITHIN PARCELS B AND C OF THAT CERTAIN LOT LINE ADJUSTMENT NUMBER LLA06-001 RECORDED OCTOBER 10, 2006 AS INSTRUMENT NO. 2006-0687491 OFFICIAL RECORDS, AND (II) FOR THE USE OF SIXTY-SEVEN (67) PARKING SPACES IN THE PARKING GARAGE, ALL AS SET FORTH IN PARAGRAPH 2(A) AND IN THE OTHER APPLICABLE PROVISIONS OF THE PARKING GARAGE EASEMENT AGREEMENT RECORDED MARCH 19, 2007 AS INSTRUMENT 2007-0169544 OF OFFICIAL RECORDS.

APN: 0210-205-16-0-000

A-4-4

EXHIBIT A-5

Description of Foothill Real Property

See Attached.

A-5-1

FOOTHILL

Real property in the City of Lake Forest, County of Orange, State of California, described as follows:

PARCEL A:

PARCEL 2, AS SHOWN ON EXHIBIT “B” ATTACHED TO LOT LINE ADJUSTMENT LLA 2002-03 RECORDED OCTOBER 29, 2002 AS INSTRUMENT NO. 20020944442 OF OFFICIAL RECORDS OF ORANGE COUNTY, CALIFORNIA.

PARCEL B:

NON-EXCLUSIVE EASEMENTS FOR ACCESS, INGRESS, EGRESS, INSTALLATION AND REPAIR OF UTILITIES, ENCROACHMENTS, DRAINAGE, MAINTENANCE AND REPAIR, ALL AS DESCRIBED IN THE DECLARATION OF COVENANTS, CONDITIONS, RESTRICTIONS AND RESERVATION OF EASEMENTS FOR A.J. WEST RANCH RECORDED APRIL 7, 2000 AS INSTRUMENT NO. 20000180465 OF OFFICIAL RECORDS OF ORANGE COUNTY, CALIFORNIA, AS IMPOSED BY THE NOTICE OF ADDITION OF TERRITORY AND SUPPLEMENTAL DECLARATION OF COVENANTS, CONDITIONS, RESTRICTIONS AND RESERVATION OF EASEMENTS FOR A.J. WEST RANCH (PHASE 2) RECORDED MAY 24, 2000 AS INSTRUMENT NO. 20000273496 OF SAID OFFICIAL RECORDS.

PARCEL C:

AN APPURTENANT NON-EXCLUSIVE EASEMENT FOR VEHICULAR INGRESS AND EGRESS PURPOSES, AS SAID EASEMENT IS SET FORTH IN THAT CERTAIN RECIPROCAL ACCESS, NON-BUILD, AND ACCESS EASEMENT AGREEMENT AND COVENANTS RECORDED FEBRUARY 6, 2003 AS INSTRUMENT NO. 2003000144512 OF OFFICIAL RECORDS OF ORANGE COUNTY, CALIFORNIA.

APN: 612-191-14

A-5-2

EXHIBIT A-6

Description of Alta Sorrento Real Property

See Attached.

A-6-1

ALTA SORRENTO

Real property in the City of San Diego, County of San Diego, State of California, described as follows:

LOTS 35, 36 AND 37 OF LUSK MIRA MESA BUSINESS PARK EAST 1, UNIT NO. 2, IN THE CITY OF SAN DIEGO, COUNTY OF SAN DIEGO, STATE OF CALIFORNIA, ACCORDING TO MAP THEREOF NO. 11025, FILED IN THE OFFICE OF THE COUNTY RECORDER OF SAN DIEGO COUNTY, AUGUST 23, 1984.

EXCEPTING THEREFROM ALL COAL, OIL, GAS, PETROLEUM AND OTHER HYDROCARBON SUBSTANCES IN AND UNDER SUCH PROPERTY, LUSK-SMITH/MIRA MESA NORTH, A LIMITED PARTNERSHIP, ITS SUCCESSORS AND ASSIGNS HAVING RETAINED THE EXCLUSIVE TITLE AND RIGHT TO REMOVE SAID SUBSTANCES, TOGETHER WITH SOLE RIGHT TO NEGOTIATE AND CONCLUDE LEASES AND AGREEMENTS WITH RESPECT TO ALL SUCH SUBSTANCES UNDER THE PROPERTY AND TO USE THOSE PORTIONS OF THE PROPERTY WHICH UNDERLIE A PLANE PARALLEL TO AND 500 FEET BELOW THE PRESENT SURFACE OF THE PROPERTY FOR THE PURPOSE OF PROSPECTING FOR, DEVELOPING AND/OR EXTRACTING SUCH SUBSTANCES FROM THE PROPERTY BY MEANS OF WELLS DRILLED INTO OR THROUGH SAID PORTIONS OF THE PROPERTY FROM DRILL SITES LOCATED ON OTHER PROPERTY, ALL AS RESERVED BY LUSK-SMITH/MIRA MESA NORTH, A LIMITED PARTNERSHIP, AS GRANTOR, IN DEED RECORDED OCTOBER 23, 1984 AS FILE NO. 84-397758 OF OFFICIAL RECORDS, IT BEING EXPRESSLY UNDERSTOOD, HOWEVER, THAT SUCH DEED PROVIDES THAT LUSK-SMITH/MIRA MESA NORTH, ITS SUCCESSORS AND ASSIGNS HAVE NO RIGHT TO ENTER UPON THE SURFACE OF THE PROPERTY OR TO USE THE PROPERTY OR ANY PORTIONS THEREOF ABOVE THE LEVEL OF THE AFORESAID PLANE.

APN: 341-362-18-00

A-6-2

EXHIBIT B-1

Description of Carlton Plaza Personal Property

See Attached.

B-1-1

PERSONAL PROPERTY – GRE CARLTON PLAZA LLP AS OF 6/25/2010

	Quantity	Furniture	Equipment	Wall Hangings	Plants	Electronics	Other	Description
Suite 360 Jana Sorensen’s Office
Suite 360 – Jana Sorensen’s Office	1					X		Battery Back-Up & Surge Protector, APC
Suite 360 – Jana Sorensen’s Office	1	X						Chair, fabric cover, guest
Suite 360 – Jana Sorensen’s Office	1	X						Chair, office, swivel, black vinyl, with arm rests
Suite 360 – Jana Sorensen’s Office	1	X						Chair, office, swivel, fabric cover, with arm rests
Suite 360 – Jana Sorensen’s Office	1					X		Computer screen, Dell, flat
Suite 360 – Jana Sorensen’s Office	1					X		CPU, Dell
Suite 360 – Jana Sorensen’s Office	1	X						Credenza, mahogany, 2 each left & right drawers, 1 center shelf
Suite 360 – Jana Sorensen’s Office	1	X						Desk, mahogany, no return, 2 left & 2 right drawers
Suite 360 – Jana Sorensen’s Office	1					X		Docking station
Suite 360 – Jana Sorensen’s Office	1	X						File cabinet, metal, black, 2 drawers
Suite 360 – Jana Sorensen’s Office	1					X		Keyboard, e-machines
Suite 360 – Jana Sorensen’s Office	1					X		Laptop, Dell
Suite 360 – Jana Sorensen’s Office	1				X			Plant, large, potted
Suite 360 – Jana Sorensen’s Office	1					X		Printer/Scanner brother DCP-904CN
Suite 360 – Jana Sorensen’s Office	1		X					Shredder, large, Fellowes Powershred 220 C-2
Suite 360 – Jana Sorensen’s Office	2					X		Speakers, Dell
Suite 360 – Jana Sorensen’s Office	2	X						Tables, folding, 2 ½” x 6”
Suite 360 – Jana Sorensen’s Office	1					X		Telephone, AT&T 993, 2 lines, black
Suite 360 – Jana Sorensen’s Office	1			X				Wall hanging, mounted Carlton Plaza Rendering
Suite 360 – Lori Taylor’s Office
Suite 360 – Lori Taylor’s Office	1					X		Battery Back-Up & Surge Protector, APC
Suite 360 – Lori Taylor’s Office	1	X						Chair, office, swivel, fabric cover, with arm rests
Suite 360 – Lori Taylor’s Office	1					X		Computer screen, flat, Dell
Suite 360 – Lori Taylor’s Office	1					X		CPU, Optiplex GX620

B-1-2

PERSONAL PROPERTY – GRE CARLTON PLAZA LLP AS OF 6/25/2010

	Quantity	Furniture	Equipment	Wall Hangings	Plants	Electronics	Other	Description
Suite 360 – Lori Taylor’s Office	1	X						Desk, mahogany, no return, 2 left & 2 right drawers
Suite 360 – Lori Taylor’s Office	2	X						File cabinet, black, 2 drawers each
Suite 360 – Lori Taylor’s Office	1	X						File cabinet, black, metal, 3 drawers
Suite 360 – Lori Taylor’s Office	1					X		Printer/Scanner, brother DCP-7040
Suite 360 – Lori Taylor’s Office	1		X					Shredder, medium, PS-67CS
Suite 360 – Lori Taylor’s Office	1					X		Telephone, AT&T 993, 2 lines, black
Suite 360 – Open Area
Suite 360 – Open Area	2	X						Chair, black vinyl, with arm rests, guest
Suite 360 – Open Area	2	X						Chair, fabric cover, guest
Suite 360 – Open Area	4	X						Chair, swivel, black vinyl
Suite 360 – Open Area	1	X						Couch, fabric, 2-seater
Suite 360 – Open Area	2				X			Plant, large, potted
Suite 360 – Open Area	1			X				Signage, Bantry Holdings LLC
Suite 360 – Open Area	1	X						Table, mahogany, conference, large, round
Suite 360 – Open Area	1	X						Table, mahogany, half-round
Suite 360 – Open Area	1					X		Telephone, AT&T 993, 2 lines, black
Suite 360 – Open Area	2			X				Wall hanging, glossy Carlton Plaza & 5959 Canoga Photos
Suite 360 – Open Area	1			X				Art work, historical photography, framed
Suite 360 – Kitchen Storage
Suite 360 – Kitchen Storage	1						X	Blackboard, large, white
Suite 360 – Kitchen Storage	2	X						File cabinet, metal, black, 2 drawers
Suite 360 – Kitchen Storage	1	X						File cabinet, metal, gray, 4 drawers
Suite 360 – Kitchen Storage	1						X	Fire extinguisher
Common Areas
Carlton Plaza – Common Areas	20			X				Art work, historical photographs, framed

B-1-3

PERSONAL PROPERTY – GRE CARLTON PLAZA LLP AS OF 6/25/2010

	Quantity	Furniture	Equipment	Wall Hangings	Plants	Electronics	Other	Description
Engineering/Storage Room, Floor 3
Engineering/Storage Room, Floor 3	2					X		Battery Back-Up & Surge Protector
Engineering/Storage Room, Floor 3	1						X	Blackboard, cork, 45”x45”
Engineering/Storage Room, Floor 3	1						X	Blackboard, white, 20”x16”
Engineering/Storage Room, Floor 3	2	X						Book shelves, pressboard, long
Engineering/Storage Room, Floor 3	1	X						Book shelves, pressboard, short
Engineering/Storage Room, Floor 3	1						X	Carpet runner, dark blue
Engineering/Storage Room, Floor 3	1	X						Chair, swivel, black vinyl
Engineering/Storage Room, Floor 3	1	X						Chair, swivel, black vinyl, with arm rests
Engineering/Storage Room, Floor 3	1					X		Computer screen, Dell, flat
Engineering/Storage Room, Floor 3	1					X		Computer screen, Vision, flat
Engineering/Storage Room, Floor 3	1					X		CPU, Compaq Presario SR1475CL
Engineering/Storage Room, Floor 3	1					X		CPU, Optiplex 320
Engineering/Storage Room, Floor 3	1	X						Desk, pressboard, primitive desk
Engineering/Storage Room, Floor 3	1	X						Desktop shelf, primitive pressboard
Engineering/Storage Room, Floor 3	1	X						File cabinet, metal, 3 drawers
Engineering/Storage Room, Floor 3	1						X	First Aid Kit, Zee Medical
Engineering/Storage Room, Floor 3	1					X		Keyboard, Compaq
Engineering/Storage Room, Floor 3	1					X		Keyboard, Dell
Engineering/Storage Room, Floor 3	2					X		Mouse, Dell
Engineering/Storage Room, Floor 3	1					X		Printer, HP Deskjet 5550
Engineering/Storage Room, Floor 3	2					X		Speakers, Dell
Engineering/Storage Room, Floor 3	1	X						Stand, wooden, pressboard, primitive (CPU stand)
Engineering/Storage Room, Floor 3	1					X		Switch View, Cybex
Engineering/Storage Room, Floor 3	1	X						Tool chest, plastic, 5 drawers, on wheels
Engineering/Storage Room, Floor 3	2		X					Walkie-Talkie, Motorola with charger
Engineering/Storage Room, Floor 3	2			X				Wall hanging, mounted, glossy, Carlton Plaza Rendering

B-1-4

PERSONAL PROPERTY – GRE CARLTON PLAZA LLP AS OF 6/25/2010

	Quantity	Furniture	Equipment	Wall Hangings	Plants	Electronics	Other	Description
Suite 360 Parking/Access Control
Suite 360 Parking/Access Control	1	X						Chair, office
Suite 360 Parking/Access Control	1					X		Computer screen, Dell, flat
Suite 360 Parking/Access Control	1					X		CPU, Optiplex 330
Suite 360 Parking/Access Control	1					X		Fax machine, Brother Intellifax 2820
Suite 360 Parking/Access Control	1					X		Keyboard, Dell
Suite 360 Parking/Access Control	1	X						Table
Suite 360 Parking/Access Control	1					X		Walkie-Talkie, Motorola with charger

B-1-5

EXHIBIT B-2

Description of Toshiba Personal Property

See Attached.

B-2-1

None

B-2-2

EXHIBIT B-3

Description of Warner Personal Property

See Attached.

B-3-1

PERSONAL PROPERTY – GRE WARNER CENTER AS OF 6/25/2010

	Quantity	Furniture	Equipment	Wall Hangings	Plants	Electronics	Other	Description
GRE Warner Califa LLC
GRE Warner Califa LLC	20			X				Art, historical photography
GRE Warner Califa LLC	?				X			Plants, in corridor, in individual containers
GRE Warner Canoga LLC
GRE Warner Canoga LLC	2	X						Benches, main lobby
GRE Warner Canoga LLC	1					X		Computer, for Engineer
GRE Warner Canoga LLC	1							EMS system
GRE Warner Canoga LLC	1					X		Fax, for Engineer
GRE Warner Canoga LLC	8				X			Plants, in individual containers
GRE Warner Canoga LLC	1					X		Printer, for Engineer
GRE Warner DeSoto LLC
GRE Warner DeSoto LLC	?			X				Art
GRE Warner DeSoto LLC	1					X		Computer, for Engineer
GRE Warner DeSoto LLC	1					X		EMS system
GRE Warner DeSoto LLC	?				X			Plants

B-3-2

EXHIBIT B-4

Description of Empire IV Personal Property

See Attached.

B-4-1

ENGINEERING EQUIPMENT INVENTORY (ET 4)

Location	Amt	Item	Comments
Storage Rooms
Computers	1	ACS After hours HVAC
	1	Dell EMS-Emons
	1	Dell WinPak
	1	Envision Security Cameras
	1	Netgear/Firewall Protector
	1	ACER Monitor
	1	HP office jet printer 6310
	1	Linksys
Tools	1	Electrical kit	wire nuts, needle nose pliers, wire strippers, voltage tester
	1	Hex set
	1	key lock box with tower
	1	level
	1	4’ ladder
	1	6’ ladder
	1	8’ ladder
	1	12” mag light
	1	hose & reel
	2	chairs
	1	box of Primus blank keys
	1	box of non-Primus blank keys

B-4-2

EXHIBIT B-5

Description of Foothill Personal Property

See Attached.

B-5-1

GRE Foothill LLC

26521 Rancho Parkway South

1st Floor Items	Quantity
4-Drawer Filing Cabinet	4
Chair Mats	19
Computer Monitor & Tower	1
Corkboard	1
Cubicles	27
Desk w/Right “L” Return	2
Desk w/Separate Credenza	1
Desk/Office Chairs (Black Fabric)	10
Desk/Office Chairs (Leather)	11
Guest Chairs (Dark Green Fabric w/Design)	7
Large White boa rd	1
Metal Chairs	6
Microwave (White)	1
Rectangular Table (6-Top)	1
Refrigerator (White)	1
Round Table (4-Top)	1
TV Cabinet (Wood)	1

2nd Floor Items	Quantity
2-Drawer Filing Cabinets	3
Bookshelves	11
Brooms	2
Chair Mats	85
Conference Room Table (half)	1
Corkboards	2
Cubicle Lightbulbs (Philips TL70 F17T8\TL736)	14
Cubicles	110
Desk (U-Shaped)	1
Desk w/Left “L” Return	3
Desk w/Right “L” Return	7
Desk w/Separate Credenza	9
Desk/Office Chairs (Fabric)	130
Desk/Office Chairs (Leather)	29
Desks	9
Dishwasher	1
Guest Chairs (Black Fabric)	8
Guest Chairs (Dark Green Fabric w/Design)	30
Guest Chairs (Off Red Fabric w/Design)	6
Large Conference Room Credenza	1
Metal Shelf Racks (4 shelf)	7
Microwave (Black)	1
Microwave (White)	1
Projector Screen	1
Rectangular Table (6-Top)	1
Refrigerator (White)	2
Safe	1

B-5-2

EXHIBIT B-6

Description of Alta Sorrento Personal Property

See Attached.

B-6-1

Personal Property

GRE Mira Mesa LLC (AKA Alta Sorrento)

June 25, 2010

Amount	Description
3	Desks
2	Chairs
1	Credenza
4	Computer Monitors
1	Shelf Unit
1	Conference Room Table
8	Conference Room Chairs
1	Two drawer file cabinet
1	Three drawer file cabinet
1	Metal four drawer file cabinet
1	Telephone
various artwork in common areas

B-6-2

EXHIBIT C

ARGUS RUNS

Those Argus files of the Sellers delivered by a series of four (4) emails sent at approximately 3:45 p.m on April 10, 2010 and one (1) email containing the Argus file of the Sellers for the Walnut Creek Property sent at approximately 10:50 a.m. on April 22.2010, in each case from FBR Capital Markets & Co. employee Sarah Wilson to Matthew J,. Root, Chief Investment Officer of the Purchaser

C-1

EXHIBIT D

ALLOCATION OF VALUES

ALL CASH

Property	Purchase Price
Carlton Plaza	$30,025,000
Toshiba	$19,000,000
Warner	$32,700,000
Empire IV	$12,000,000
Foothill	$26,000,000
Alta Sorrento	$13,775,000
TOTAL $133,500,000

CASH AND STOCK

Property	Purchase Price
Carlton Plaza	$30,064,507
Toshiba	$19,025,000
Warner	$32,743,026
Empire IV	$12,015,789
Foothill	$26,034,211
Alta Sorrento	$13,793,125
TOTAL $133,675,658

The allocation of the price between the Warner Canoga, Warner Califa and Warner Desoto is as

follows: Warner Canoga 55.76%; Warner - Califa 17.27% and Warner Desoto 26.97%

D-1

EXHIBIT E

Form of Bill of Sale

BILL OF SALE

KNOW ALL MEN BY THESE PRESENTS, that ______________, a ______________ (“Seller”), for good and valuable consideration paid by ___________________, a __________________ (“Purchaser”), hereby sells to Purchaser, its successors and assigns, any and all right, title and interest of Seller in and to any and all equipment, facilities, machinery, tools, appliances, fixtures, furnishings, furniture, paintings, sculptures, art, inventories, supplies, computer equipment and systems, telephone equipment and systems, satellite dishes and related equipment and systems, security equipment and systems, fire prevention equipment and systems, and all other items of tangible personal property which are located on that certain real property legally described on Schedule A attached hereto and made a part hereof (collectively, the “Personal Property”), including, without limitation, those certain items more particularly referred to in Schedule B attached hereto and made a part hereof (collectively, the “Designated Personal Property”).

TO HAVE AND TO HOLD the same unto Purchaser, its successors and assigns to and for its own use and behalf forever.

Seller warrants that it owns good and marketable title to the Designated Personal Property and will defend title to such Designated Personal Property against all persons claiming a prior right thereto to the extent that such prior right is alleged to exist on or before the date of this Bill of Sale.

Except as expressly otherwise provided herein, this Bill of Sale shall be without representation or warranty by, and without recourse to, Seller.

This Bill of Sale may be executed in any number of counterparts, each of which so executed shall be deemed an original; such counterparts shall together constitute but one agreement.

[Signature page to follow]

IN WITNESS WHEREOF, Seller and Purchaser have caused these presents to be signed by their duly authorized officers as of ______________.

SELLER:
_____________________________,
a _____________________________

By:
Name:
Its:

PURCHASER:

________________________________, a _______________________________

	By:	___________________________,
a _________________________
Its:

By:
Name:
Its:

SCHEDULE A

TO

BILL OF SALE

LEGAL DESCRIPTION OF REAL PROPERTY

SCHEDULE B

TO

BILL OF SALE

PERSONAL PROPERTY

EXHIBIT F

Form of Deed

Recording Requested By and When Recorded Mail to:

Attn:

MAIL TAX STATEMENTS TO:

Attn:

GRANT DEED

Assessor Parcel Number: ____________

In accordance with Section 11932 of the California Revenue and Taxation Code, Grantor has declared the amount of the transfer tax which is due by a separate statement which is not being recorded with this Grant Deed.

For valuable consideration, receipt of which is acknowledged, _____________________________, a _____________________________ (“Grantor”), hereby grants to _________________________, a __________________ (“Grantee”), the real property in the City of ____________, County of ______________, State of California, described in Exhibit A attached hereto and made a part hereof (the “Property”).

This conveyance is subject to those certain matters of record specified on Exhibit B attached hereto and made a part hereof.

[Signature page to follow]

IN WITNESS WHEREOF, Grantor has caused this instrument to be executed by its Authorized Signatory.

Dated: ___________, 2010.

_____________________________, a _____________________________

By:
Name:
Its:

EXHIBIT A

TO

GRANT DEED

LEGAL DESCRIPTION

EXHIBIT B

TO

GRANT DEED

PERMITTED EXCEPTIONS

[INSERT FROM TITLE POLICY ISSUED AT CLOSING]

ACKNOWLEDGMENT

State of California

County of __________

On _______________ before me, _____________________________, personally appeared __________________________________________________________________ __________________________________________________________________________ __________________________________________________________________________, who proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

I certify under PENALTY OF PERJURY under the laws of the State of California that the foregoing paragraph is true and correct.

WITNESS my hand and official seal.

Signature __________________________________ (Seal)

SEPARATE STATEMENT OF

DOCUMENTARY TRANSFER TAX

Registrar-Recorder/County Clerk

_______________________

_______________________

Dear Sir or Madam:

In accordance with Section 11932 of the California Revenue and Taxation Code, it is requested that this Statement not be recorded with the attached Grant Deed but be affixed to the Grant Deed after recordation and be returned as directed thereon.

The Grant Deed names _____________________________, a _____________________________, as Grantor and _______________________, a _______________________, as Grantee. The property being transferred is located in the City of ______________, County of _______________, State of _____________.

The amount of documentary transfer tax due on the attached Grant Deed is $                              , computed on the full value of the property; the amount of $___________ represents the county transfer tax and the amount of $___________ represents the city transfer tax.

Dated: _______________, 2010.

_____________________________, a _____________________________

By:
Name:
Its:

EXHIBIT G

FIRPTA Affidavit

Transferor’s Certification of Non-Foreign Status

To inform __________________________, a _________________________ (“Transferee”), that withholding of tax under Section 1445 of the Internal Revenue Code of 1986, as amended (the “Code”), will not be required upon the transfer of certain real property to Transferee by _____________________________, a _____________________________ (“Transferor”), the undersigned hereby certifies the following on behalf of Transferor:

1.        Transferor is not a foreign corporation, foreign partnership, foreign trust or foreign estate (as those terms are defined in the Code and the Income Tax Regulations promulgated thereunder);

2.        Seller is not a disregarded entity as defined in §1.1445-2(b)(2)(iii);

3.        Transferor’s U.S. employer identification number is _______________; and

4.        Transferor’s office address is c/o Guggenheim Plus Leveraged LLC, Four Copley Place, Boston, Massachusetts, 02119.

Transferor understands that this Certification may be disclosed to the Internal Revenue Service by Transferee and that any false statement contained herein could be punished by fine, imprisonment, or both.

Under penalty of perjury I declare that I have examined this Certification and to the best of my knowledge and belief it is true, correct and complete, and I further declare that I have authority to sign this document on behalf of Transferor.

Dated: _________________

TRANSFEROR: _____________________________, a _____________________________

By:
Name:
Its:

G-1

EXHIBIT H

Form of Owner’s Title Affidavit

OWNER’S TITLE AFFIDAVIT

The undersigned hereby states that to the undersigned’s actual current knowledge:

1.        The undersigned is the owner of real property (the “Property”) and more particularly described in First American Title Insurance Company Preliminary Report dated _______________, 20__ bearing Order No. _________________ (the “Preliminary Report”).

2.        The undersigned’s possession of the Property has been peaceful and undisturbed and the title thereto has never been disputed, questioned or rejected, nor insurance thereof refused. The undersigned knows of no facts by reason of which said possession or title might be called into question, or by reason of which any part of the Property, or any interest therein adverse to it might be raised.

3.        There are no defects, liens, encumbrances, adverse claims or other matters affecting title to the Property, recorded or unrecorded, other than those matters set forth in the Preliminary Report.

4.        There are no parties entitled to possession of the Property other than as set forth in the rent roll attached hereto as Schedule A (the “Leases”). Neither the tenants under the Leases nor any third parties have any rights of first refusal or options to purchase the Property.

5.        No proceedings in bankruptcy have ever been instituted by or against the undersigned in any court of law of before any officer of any court in any state or territory of the United States, nor has the undersigned made, at any time, an assignment for the benefit of creditors, nor an assignment, now in effect, of the rents of the Property or any part thereof.

6.        There has been no work done, services rendered or materials furnished at the behest of the undersigned in connection with repairs, improvements or alterations or any similar activity at the Property within 120 days prior to this date, except in connection with tenant improvements, and there are no outstanding claims or persons entitled to claim for mechanics’ or materialmen’s liens against said Property, except as shown on the Preliminary Report.

7.        The undersigned covenants and agrees that in the event First American Title Insurance Company disburses funds from escrow prior to the time of recordation of the grant deed transferring title to the Property in this transaction, Seller shall not record any documents affecting the Property in any way at any time on the date of disbursement of funds and prior to the recordation of the aforesaid grant deed.

[Signature page to follow]

H-1

This affidavit is made for the purpose of inducing First American Title Insurance Company to insure title to the Property.

Dated this ____ day of _____________, 2010.

OWNER:

_____________________________, a _____________________________

By:
Name:
Its:

H-2

EXHIBIT I

Due Diligence Materials

1.        Leases and Contracts. For each Real Property, copies of all existing leases and amendments, current rolls, historical occupancy reports for the last three (3) years, existing letters of intent, any service, management, leasing or other Contracts related to such Real Property, any financial information related to any tenant, together with any information regarding purchase options, rights of first refusal, or lease extensions or termination options and other rights of tenants.

2.        Title, Survey, Use, and Zoning Matters. For each Real Property, to the extent in Seller’s possession, copies of the most recent title report and ALTA survey, as well as any CC&Rs and/or Reciprocal Easement Agreements, any governmental correspondence or other documentation and notices related to use, zoning, building code or other regulatory matters, and occupancy certificates.

3.        Hazardous Materials and Environmental Matters. For each Real Property, to the extent in Seller’s possession, the most recent Phase 1 environmental inspection report, asbestos survey, and O&M report, as well as any geotechnical or other soils reports and Natural Hazard Disclosure Reports.

4.        Historical Income, Expense, and Capital Expenditure Data. For each Real Property, historical operating information related to such property, including three (3) full years’ and year to date (YTD) records (2007, 2008, 2009, and YTD 2010) confirming collected income, operating expenses, CAM reconciliations, delinquency reports, security deposits, capital expenditures, commissions and fees (collectively, the “Financial Statements”), together with related correspondence, notices, existing audits, tax filings, contracts, and associated books and records (the items referenced in this item 4 are collectively referred to in the Agreement of which this Exhibit is a part as Sellers’ “Books and Records”).

5.        Collateral Materials. For each Real Property, copies of property tax bills for the last two (2) years, utility bills, service contracts, three (3) years of insurance loss runs, a list of pending litigation affecting such property, and an inventory of Personal Property.

6.        Building Plans. For each Real Property, to the extent in Seller’s possession, construction plans and specifications, floor plans, site plans, and all associated drawings.

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EXHIBIT J

Intentionally Omitted

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EXHIBIT K

Seller and Purchaser Knowledge Parties

Seller Knowledge Parties:

Property	Knowledge Party
Carlton Plaza	Joe Marconi, Jr.
Toshiba	Joe Marconi, Jr.
Warner	Joe Marconi, Jr.
Empire IV	Joe Marconi, Jr.
Foothill	Andrew Gitelson
Alta Sorrento	Joe Marconi, Jr.

Purchaser Knowledge Parties:

Matthew J. Root

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EXHIBIT L

ASSIGNMENT AND ASSUMPTION AGREEMENT

THIS ASSIGNMENT AND ASSUMPTION AGREEMENT (this “Assignment”), is made and dated for reference purposes as of the _____ day of ______________, 2010, by and between _________________________ (“Assignor”), and _____________________ (“Assignee”), both of whom may be referred to herein as the “Parties” and each of whom may be referred to herein as a “Party.”

RECITALS

A.        Assignor and Assignee are parties to that certain Sale, Purchase and Escrow Agreement (Property Pool A), dated _____________, 2010, as the same may heretofore have been amended and assigned (the “Purchase Agreement”). Unless otherwise expressly defined herein, capitalized terms used herein without definition shall have the same meaning given to such terms in the Purchase Agreement.

B.        This Assignment is being made pursuant to the Purchase Agreement for the purpose of memorializing the assignment by Assignor to Assignee of: (a) those certain Leases described on Exhibit “A” attached hereto, (b) the Security Deposits described on Exhibit “B” attached hereto, and (c) the Intangible Properties.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereto agree as follows:

1.        Assignment of Leases, Security Deposits, and Intangible Properties.    Subject to the provisions of the Purchase Agreement, effective as of the Closing, (a) Assignor hereby grants, assigns, transfers, conveys and delivers to Assignee, and Assignee hereby accepts the assignment of, the Leases described on Exhibit “A” attached hereto and the Security Deposits described on Exhibit “B” attached hereto and all of the right, title, estate, interest, benefits and privileges of the lessor or landlord thereunder; and (b) Assignor hereby transfers and assigns to Assignee the Intangible Properties.

2.        Assumption of Obligations.    Subject to the provisions of the Purchase Agreement, by acceptance of this Assignment, effective as of the Closing, Assignee hereby assumes and agrees to perform and to be bound by all of the terms, covenants, conditions and obligations imposed upon the lessor or landlord under the Leases described on Exhibit “A” attached hereto accruing with respect to the period on or after the Closing.

3.        Indemnification by Assignor.    Assignor hereby agrees to indemnify, defend and hold harmless Assignee of, for, from and against any and all claims, demands, liabilities, losses, damages, costs and expenses (including, without limitation, reasonable attorneys’ fees) arising out of or relating to the breach by Assignor of any of the obligations, terms and/or covenants of the lessor or landlord under or pursuant to the Leases described on Exhibit “A” attached hereto, which obligations, terms and/or covenants accrue with respect to the period prior to the Closing;

provided that the provisions of this Section 3 shall be subject to the provisions of Section 16.15 of the Purchase Agreement.

4.        Indemnification by Assignee.    Assignee hereby agrees to indemnify, defend and hold harmless Assignor of, for, from and against any and all claims, demands, liabilities; losses, damages, costs and expenses (including, without limitation, reasonable attorneys’ fees) arising out of or relating to the breach by Assignee of any of the obligations, terms and/or covenants of the lessor or landlord under or pursuant to the Leases described on Exhibit “A” attached hereto, which obligations, terms and/or covenants accrue with respect to the period on or after the Closing.

5.        Proration.    Nothing contained in this Assignment shall constitute a waiver of or a limitation on any of the rights and obligations of the Parties pursuant to the Purchase Agreement concerning prorations.

6.        Successors and Assigns.    This Assignment shall be binding upon and inure to the benefit of the successors, assigns, personal representatives, heirs and legatees of the respective Parties hereto.

7.        Attorneys’ Fees.    In the event of any legal action between Assignor and Assignee arising out of or in connection with this Assignment, the prevailing party shall be entitled to recover from the other party reasonable attorneys’ fees and costs incurred in such action and any appeal therefrom.

8.        Governing Law; Jurisdiction and Venue.    This Assignment shall be governed by the laws of the State of California. The proper venue for any claims, causes of action or other proceedings concerning this Assignment shall be in the state and federal courts located in the County of where the Property is located in the State of California.

9.        Counterparts.    This Assignment may be executed in multiple counterparts, each of which shall be deemed an original, but all of which together constitute one and the same instrument.

10.        Cooperation.    Assignor hereby agrees to and shall execute and deliver to Assignee any and all documents, agreements and instruments necessary to consummate the transactions contemplated by this Assignment.

IN WITNESS WHEREOF, the Parties hereto have executed this Assignment as of the date first above written.

ASSIGNOR:

EXHIBIT - DO NOT SIGN

By:

Title:

By:

Title:

ASSIGNEE:

EXHIBIT - DO NOT SIGN

By:

Title:

EXHIBIT “A”

TO ASSIGNMENT AND ASSUMPTION

LEASES

EXHIBIT “B”

TO ASSIGNMENT AND ASSUMPTION

SECURITY DEPOSITS

EXHIBIT M

Form of Tenant Estoppel Certificate

To:	______________________
______________________
______________________
______________________

To:	[Lender]
______________________
______________________
______________________

RE:	That certain lease agreement dated ______________, 20___, as amended by that certain _____________ dated ___________, 20__ (as amended or modified, the “Lease”), whereby ______________, as tenant therein (“Tenant”), leased from __________, as landlord therein (“Landlord”), approximately _____ net rentable square feet of space located in __________________ (the “Premises”), which is located in the City of _______________, State of ________________ (the “Property”).

Ladies and Gentlemen:

Tenant acknowledges that ________________________________ (“Buyer”), is reviewing the possible purchase of the Property from Landlord. Tenant further acknowledges that, in the event Buyer elects to purchase the Property, ________________ (“Lender”), is reviewing the possibility of providing financing to Buyer in connection with Buyer’s purchase of the Property. In connection therewith, Tenant hereby certifies, represents and warrants to Buyer and Lender, and their respective successors and assigns, as follows:

1.        A true and correct copy of the Lease is attached hereto as Exhibit “A,” and incorporated herein by reference. The Lease constitutes the entire agreement between Landlord and Tenant with respect to the Premises and the Property, is in good standing, full force and effect, and has not been amended, modified or assigned either orally or in writing, except as provided in the Preamble of this Tenant Estoppel Certificate.

2.        Tenant’s net rentable square footage of Tenant’s Premises is equal to ________________ square feet.

3.        The term of the Lease commenced on _______________, 20_, and will terminate on _______________ 20_. Tenant has __________ renewal options of ________________ years each.

4.        The current monthly amount of base rent payable by the Tenant is equal to $                . Current charges for operating expenses, insurance and real estate taxes are

___________ per month. Base rent has been paid through ___________, 20____, and additional rent for operating expenses, insurance premiums and real estate taxes has been paid through _______________, 20_. No rent has been prepaid by more than thirty (30) days. No percentage rent is payable pursuant to the Lease.

5.        Tenant is responsible for paying its proportionate share of operating expenses, insurance and real estate taxes owed regarding the Property. Tenant’s proportionate share of said operating expenses, insurance and real estate taxes is equal to ______________% calculated by taking Tenant’s net rentable square footage of the Premises divided by _________, the total net rentable square footage of the Property.

[Alternative Provision: Tenant is responsible for paying its proportionate share of operating expenses, insurance and real estate taxes owed regarding the Property in excess of the amount of such costs incurred during the Base Year. The Base Year for Tenant is ___________ Tenant’s proportionate share of said operating expenses, insurance and real estate taxes is equal to __________% calculated by taking Tenant’s net rentable square footage of the Premises divided by __________, the total net rentable square footage of the Property.]

6.        Tenant has not deposited any monies or instruments to secure any of its agreements and obligations under the Lease and has not paid any advance rentals or other amounts, excepts as specified below (write “NONE” if there is none).

7.        There are no defaults of Landlord or Tenant under the Lease, and there are no existing circumstances which with the passage of time, or giving of notice, or both, would give rise to a default by Landlord or Tenant under the Lease. Landlord and Tenant are in full compliance with their obligations under the Lease.

8.        No breach or violation exists of any of the provisions of the Lease granting exclusive uses to Tenant or prohibiting or restricting uses of other tenants.

9.        Construction of all improvements required under the Lease and any other conditions to Tenant’s obligations under the Lease, if any, have been satisfactorily completed by Landlord. Tenant has accepted the Premises and is occupying and operating in the Premises.

10.        Tenant has no charge, lien, claim of set-off, abatement or defense against rents or other charges due or to become due under the Lease or otherwise under any of the terms, conditions, and covenants contained therein, and Tenant is not entitled to any concessions, rebates, allowances or other considerations for free or reduced rent.

11.        There are no attachments, executions, assignments for the benefit of creditors, receiverships, conservatorships, or voluntary or involuntary proceedings in bankruptcy or pursuant to any other laws for relief of debtors contemplated or filed by Tenant or pending against Tenant.

12.        Tenant has not subleased all or any portion of the Premises or assigned any of its rights under the Lease, nor pledged any interest therein.

13.        Tenant does not have any rights or options to purchase the Property, the Premises or any portion thereof.

14.        If the Lease is guaranteed, the Guaranty is unmodified and in full force and effect. There are no attachments, executions, assignments for the benefit of creditors, receiverships, conservatorships, or voluntary or involuntary proceedings in bankruptcy or pursuant to any other laws for relief of debtors contemplated or filed by any Guarantor or pending against any Guarantor.

15.        Tenant does not have any options, rights of first refusal, rights of first offer, expansion rights or similar rights with respect to other Property space.

16.        Tenant has never permitted or suffered the generation, treatment, use, storage, disposal or discharge of any hazardous, toxic or dangerous substance, waste or materials in, on or about the Leased Premises or any adjacent property.

17.        Upon being notified of the closing of the above-referenced proposed purchase, sale and assignment, Tenant agrees to recognize Buyer as Landlord under the Lease and to send all rental payments and communications permitted or required under the Lease to such address as Landlord may, in writing, direct from time to time.

18.        The person(s) whose signature(s) appear(s) below is duly and fully authorized to execute this Tenant Estoppel Certificate and has knowledge of the facts and statements recited herein.

The certifications, representations and warranties herein made shall be binding upon Tenant, its heirs, legal representatives, successors and assigns, and shall inure to Buyer’s and Lender’s benefit and to the benefit of Buyer’s and Lender’s respective successors and assigns. Tenant acknowledges that Buyer may rely on this Tenant Estoppel Certificate in conjunction with its purchase and thereafter its ownership and operation of the Property. Tenant further acknowledges that Lender may rely on this Tenant Estoppel Certificate in conjunction with its financing of the purchase of the Property by Buyer.

IN WITNESS WHEREOF, the Tenant has executed and delivered this Tenant Estoppel Certificate this ___________ day of ________________, 20___.

TENANT:

By
Title

GUARANTOR: (If Applicable)

By
Title

EXHIBIT “A”

TO FORM OF TENANT ESTOPPEL CERTIFICATE

LEASE

EXHIBIT N

Intentionally Omitted

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EXHIBIT O

SELLERS’ DISCLOSURES

Pool B Purchase Agreement – Exhibit O

Defaults

Building	Tenant	Balance	Notes
Alta Sorrento	DBSA	$74,000	Court ordered settlement with monthly payments due through February 2013 (not a current tenant)
Alta Sorrento	Dale Carnegie	$10,471	Settlement agreement with $1,000 monthly payments (not a current tenant)
Alta Sorrento	Cybertel	$87,775	Probability of collection seems remote at this time (not a current tenant)
Alta Sorrento	Filmore Technologies	$14,127	Tenant has vacated/working on settlement
Carlton Plaza	NEVIS FUNDING	$1,449	Judgment Recorded. Company has no assets. File closed (not a current tenant)
Carlton Plaza	REMAX	$2,073	Received Chapter 11 bankruptcy notification. Claim will be filed (not a current tenant)
Carlton Plaza	REMAX	$9,540	Received Chapter 11 bankruptcy notification. Claim will be filed (not a current tenant)
Empire Towers IV	American Justice Mitigation	$23,769	Three months behind served 3-day notice to pay rent or quit. Turn over possession to management 8/2/2010, now in breach of contract
Foothill	None
Toshiba	None
Warner Canoga	SOUTH PACIFIC HOME LOANS	$3,694	No legal action was taken for past due CAM amount according to Greg Ryan’s office
Warner Canoga	MICHAEL GOODHEART	$16,978	Written off to bad debt. $16,978.13 total write off. A $25k judgment has been entered
Warner Canoga	MYM GROUP	$3,659	A $32,418.34 judgment has been entered
Warner Canoga	MELONI	$6,303	2008 CAM Due. Manager will file small claims action due to no response from their attorney
Warner Canoga	SY & ASSOCIATES	$20,591	Judgment obtained. Monthly payments pending LL acceptance/approval
Warner Canoga	HHLL CONSTRUCTION DEVELOPMENT	$3,672	Moved out and we applied their security to the balance owed in July. Their remaining balance has been sent to our attorney for collections

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EXHIBIT P

SEC REQUIREMENTS

For the period of time commencing on the Effective Date and continuing through the second (2nd) anniversary of the Closing Date, each Seller shall, from time to time, upon reasonable advance notice from Purchaser, provide Purchaser and its representatives, agents and employees with access to all financial and other information pertaining to the period of such Seller’s ownership and operation of its respective Property, to the extent not theretofore delivered by Sellers to Purchaser, which information is relevant and reasonably necessary, in the opinion of the outside, third party accountants (the “Accountants”) of Pacific Office Properties Trust, Inc. (“POP”), to enable POP and its Accountants to prepare financial statements in compliance with any or all of (a) Rule 3-14 of Regulation S-X of the SEC; (b) any other rule issued by the SEC and applicable to POP; and (c) any registration statement, report or disclosure statement filed with the SEC by, or on behalf of, POP; provided, however, that in any such event(s), Purchaser shall reimburse Seller for all third party, out-of-pocket costs and expenses that Seller incurs in order to comply with the foregoing requirement. Seller acknowledges and agrees that the following is a representative description of the information and documentation that POP and the Accountants may require in order to comply with (a), (b) and (c) above. Seller shall provide such information on a per Property basis.

1.	Rent rolls for the calendar month in which the Closing occurs and the eleven (11) calendar months immediately preceding the calendar month in which the Closing occurs;

2.	Seller’s written analysis of both (a) scheduled increases in base rent required under the Leases in effect on the Closing Date; and (b) rent concessions imposed pursuant to those Leases, and the straight line effect of (a) and (b);

3.	Seller’s internally-prepared Operating Statements;

4.	Access to Leases;

5.	Most currently available real estate Tax Bills;

6.	Access to Seller’s cash receipt journal(s) and bank statements for the Property;

7.	Seller’s general ledger with respect to the Property;

8.	Seller’s schedule of expense reimbursements required under Leases in effect on the Closing Date;

9.	Schedule of those items of repairs and maintenance performed by, or at the direction of Seller, during Seller’s final fiscal year in which Seller owns and operates the Property (the “Final Fiscal Year”);

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10.	Schedule of those capital improvements and fixed asset additions made by, or at the direction of, Seller during the Final Fiscal Year;

11.	Access to Seller’s invoices with respect to expenditures made during the Final Fiscal Year;

12.	Access (during normal and customary business hours) to responsible personnel to answer accounting questions; and

13.	A representation letter in such form as is reasonably required by Purchaser, signed by the individual(s) responsible for Seller’s financial reporting, as prescribed by generally accepted auditing standards promulgated by the Auditing Standards Division of the American Institute of Certified Public Accountants, which representation letter may be required to assist the Accountants in rendering an opinion on such financial statements.

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EXHIBIT Q

FORM OF AUDIT LETTER

[Current Date]

___________________________

___________________________

___________________________

Attention: ______________

Ladies and Gentlemen:

We are providing this letter (a) in connection with your audit of the statement of revenue and certain expenses for the commercial property commonly known as__________________ (the “Property”) for the year ended December 31, 20____1 (“Financial Statement”) and (b) for the purpose of your expression of an opinion (“Opinion”) as to whether the Financial Statement presents fairly, in all material respects, the revenue and certain expenses of the Property in conformity with accounting principles generally accepted in the United States of America (“GAAP”), which Opinion shall be issued for the purpose of complying with the rules and regulations of the Securities and Exchange Commission. We understand that (i) you have excluded from the Financial Statement certain expenses that would not be comparable to those resulting from the proposed future operations of the Property and (ii) the Financial Statement is not intended to be a complete presentation of the revenue and expenses of the Property. We confirm that we are responsible to provide to you correct information concerning the revenue and certain expenses generated from and incurred in connection with, the ownership and operation of the Property by the undersigned prior to _______________, 20____2 (the “Closing Date”) in conformity with GAAP.

Certain representations in this letter are described as being limited to matters that are material. Items are considered material, regardless of size, if they involve an omission or misstatement of accounting information that, in the light of surrounding circumstances, makes it probable that the judgment of a reasonable person relying on the information would be changed or influenced by the omission or misstatement.

We confirm, to our knowledge and belief, as of the date of this letter, the following representations made to you during your audit:

(1)	We have made available to you all financial records and related data, including lease agreements, and amendments thereto which support the amounts reported in the Financial Statement and that relate to our period of ownership of the Property.

(2)

With respect to the period of time during which the undersigned owned the Property: (x) there are no material transactions that have not been properly recorded in the accounting records of the undersigned that underlie the Financial Statement; and (y) the revenue and certain expenses included in the Financial

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Statement are for the Property operations, and do not relate to operations that have occurred for other properties owned or managed by us.

(3)	We have no knowledge of any fraud or suspected fraud (during our ownership of the Property) involving management or employees who have significant roles in internal control, whether or not perceived to have a material effect on the financial statements. There are no allegations of fraud or suspected fraud affecting the Property (during our ownership of the Property) received by us in communications from employees, former employees, regulators, or others.

(4)	Related party transactions with which we were involved during our ownership of the Property and where applicable, have been properly recorded or disclosed in the Financial Statement.

(5)	We are not aware of any information relating to our ownership of the Property and indicating that an illegal act, or violations or possible violations of any regulations, including the failure to file reports required by regulatory bodies (e.g., SEC, DOC, IRS, EPA, OCC, FDIC, DOL) when the effects of failing to file could be material to the financial statements of the Property.

(6)	We are not aware of any unasserted claims or assessments (with respect to our ownership of the Property) that our lawyer has advised us are probable of assertion and must be disclosed in accordance with FASB Statement No. 5, Accounting for Contingencies.

(7)	During our ownership of the Property, we complied with all aspects of contractual agreements to which we were a party that would have a material effect on the Financial Statement in the event of noncompliance.

To our knowledge and belief, no events have occurred subsequent to December 31, 20___ 3, and through the date this letter is signed that would require adjustment to or disclosure in the Financial Statements.

Very truly yours,

Name and Title	Date

Name and Title	Date

[1]	Note that this date will be December 31st of the calendar year immediately preceding the calendar year in which the Closing Date occurs.
[2]	The date on which ___________ consummates its acquisition of the Property
[3]	Note that this date will be December 31st of the calendar year immediately preceding the calendar year in which the Closing Date occurs.

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SCHEDULE 5.4

Property: Carlton Plaza

Lender Name: Wells Fargo (Trustee)

Original Loan Documents

Note

Loan Agreement

Deed of Trust

Assignment of Leases and Rents

Assignment of Contracts

Subordination of Property Manager

Environmental Indemnity

Exception to Non Recourse Guaranty

Assumption Documents

Loan Assumption Agreement

Consent Side Letter

New Borrower Certificate

Property: Toshiba

Lender Name: Nomura Credit & Capital

Loan Documents

Reconveyance

Note

Deed of Trust

Assignment of Leases and Rents

Indemnity Agreement-Dennis Alfieri

Indemnity Agreement-James Ewing

Cash Management Agreement

Hazardous Substance Indemnity-Alfieri

Hazardous Substance Indemnity-Ewing

Property: Warner Center

Lender Name: Archon

Original Loan Documents

Note

Guaranty

Assignment of Leases and Rents

Deed of Trust

Capital Improvement Agreement

Environmental Indemnity

Mold Prevention Agreement

Post Closing Agreement

Assumption Documents

Note and Deed of Trust Assumption Agreement

with Joinder by and Agreement of Original Indemnitor

with Joinder by and Agreement of New Indemnitor

Post Closing Letter

Management Subordination Agreement

Property: Empire Towers IV

Lender Name: Mass Mutual Life Insurance Co.

Loan Documents

Note

Deed of Trust and Security Agreement and Fixture Filing

Assignment of Leases and Rents

Assignment and Subordination of Property Management Agmt

Environmental Indemnity

Borrowers Affidavit

Property: Foothill

Lender Name: Wells Fargo Trustee

Original Loan Documents

Note Deed of Trust

Manager’s Consent and Subordination of Management Agreement

Pre Negotiation Agreement

Post Closing Letter

Clearing Account Agreement

Clearing Account Agreement Correction

Clearing Account Agreement Assignment

Guaranty Indemnity

Independent Management Agreement

Environmental Indemnity

Cash Management Agreement

Assignment of Leases and Rents

Assumption Documents

Assumption and Release Agreement

Assignment of Management Agreement, Consent and Agreement of Manager

Clearing Account Agreement

Lock Box Fee Letter

Property: Alta Sorrento

Lender Name; Mass Mutual Life Insurance Co.

Loan Documents

Note

Deed of Trust and Security

Agreement and Fixture Filing

Assignment of Leases and Rents

Environmental Indemnity

Borrowers Affidavit

Assignment and Subordination of Property Management Agrmt